UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant:	☒
Filed by a Party other than the Registrant:	☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section 240.14a-12

BRAINSTORM CELL THERAPEUTICS INC.
(Name of Registrant as Specified in Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

BRAINSTORM CELL THERAPEUTICS INC.
110 EAST 59TH STREET, 25TH FLOOR
NEW YORK, NY 10022
(212) 557-9000

November 21, 2006

Dear Shareholder:

You are cordially invited to attend a special meeting of shareholders of Brainstorm Cell Therapeutics Inc. (the “Company”), which will be held at 10:00 a.m., New York City time, on Monday, December 18, 2006, at the offices of the Company, 110 East 59th Street, 25th Floor, New York, NY 10022.

At the special meeting, we will ask you to consider and vote on a proposal to change the state of incorporation of the Company from Washington to Delaware.

The reincorporation will not result in any change to the Company’s name, headquarters, business, jobs, management, location of any of our offices, number of employees, assets, liabilities or net worth. However, we believe it will be beneficial to the Company and its shareholders in the long run to obtain the benefits of Delaware’s comprehensive, widely used and extensively interpreted corporate law.

The Board of Directors of the Company has unanimously approved the reincorporation proposal. Approval of the proposal by the shareholders will require the affirmative vote of the holders of a majority of all the votes entitled to be cast by the holders of the Company’s common stock.

Sincerely yours,

YORAM DRUCKER
Chief Operating Officer

BRAINSTORM CELL THERAPEUTICS INC.

110 EAST 59TH STREET, 25TH FLOOR
NEW YORK, NY 10022
(212) 557-9000

——————————————————————————————————————————————

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD DECEMBER 18, 2006
——————————————————————————————————————————————

To the Shareholders of Brainstorm Cell Therapeutics Inc.:

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of Brainstorm Cell Therapeutics Inc. (the “Company”) will be held on December 18, 2006 at 10:00 a.m., New York City time, at the offices of the Company, 110 East 59th Street, 25th Floor, New York, NY 10022, for the following purpose:

1. To consider and vote on a proposal to reincorporate the Company from the State of Washington to the State of Delaware by merging the Company with and into a newly formed, wholly owned Delaware subsidiary; and

2. To transact such other business that may properly come before the Meeting and any adjournments or postponements of the Meeting.

The Board of Directors has fixed the close of business on November 8, 2006 as the record date for the Meeting. All shareholders of record on that date are entitled to notice of, and to vote at, the Meeting.

YOUR VOTE IS IMPORTANT. PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING IN PERSON. IF YOU ATTEND THE MEETING, YOU MAY CONTINUE TO HAVE YOUR SHARES VOTED AS INSTRUCTED IN THE PROXY OR YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

BY ORDER OF THE BOARD OF DIRECTORS

YORAM DRUCKER
Secretary

New York, New York
November 21, 2006

BRAINSTORM CELL THERAPEUTICS INC.

——————

PROXY STATEMENT

——————

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON DECEMBER 18, 2006

GENERAL INFORMATION

This Proxy Statement and the accompanying Notice of Special Meeting of Shareholders and proxy card are being furnished to shareholders of Brainstorm Cell Therapeutics Inc., a Washington corporation (“Brainstorm” or the “Company”), in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board of Directors”), for use at a Special Meeting of Shareholders (the “Meeting”) to be held on December 18, 2006, at 10:00 a.m., New York time, at the offices of the Company, 110 East 59th Street, 25th Floor, New York, NY 10022 and at any adjournment or postponement thereof. These proxy materials are being sent on or about November 21, 2006 to our shareholders entitled to vote at the Meeting.

The Meeting has been called to (1) approve the reincorporation of the Company in the State of Delaware, and (2) consider and act upon such other business as may properly come before the Meeting or any adjournment or postponement thereof.

SUMMARY TERM SHEET REGARDING REINCORPORATION PROPOSAL

The following is only a summary of certain material information contained in this document. You should carefully review this entire document along with the appendices attached hereto to understand the proposal fully.

Time and Place of Special Meeting (See cover page, Notice of Special Meeting of Shareholders):
December 18, 2006 at 10:00 a.m., New York time, at the offices of the Company, 110 East 59th Street, 25th Floor, New York, NY 10022.

Record Date (See page 3):  You can vote at the special meeting if you owned common stock of the Company at the close of business on November 8, 2006.

Reincorporation Proposal (See page 4): We are proposing to change the state of incorporation of the Company from Washington to Delaware by merging into a wholly owned subsidiary incorporated in Delaware. We sometimes refer to the merger and to this proposal as the reincorporation.

Our Reasons for the Reincorporation (See page 4): The primary reason for the reincorporation from Washington to Delaware is to obtain the benefits of Delaware’s comprehensive, widely used and extensively interpreted corporation law. In addition, as described elsewhere in this proxy statement, the Company is considering a public offering of its common stock in Israel. The Company may have additional difficulties completing such an offering if it is not incorporated in Delaware, as the Israeli regulators recognize and understand the Delaware corporate law, but are unfamiliar with that of the State of Washington.

Our Name in Connection with the Reincorporation: Our name will not change in connection with the reincorporation; we will continue to be named “Brainstorm Cell Therapeutics Inc.” To distinguish between the company as incorporated in Washington and the company as incorporated in Delaware, we sometimes refer in this document to Brainstorm Cell Therapeutics Inc., the Washington corporation, as the “Company” and to the Delaware subsidiary as “Brainstorm Delaware.”

Effect of Approving the Reincorporation Proposal (See page 4):  If the reincorporation proposal is approved, the reincorporation merger will be consummated and Brainstorm Cell Therapeutics Inc. will be incorporated in Delaware. The reincorporation will not change our name, headquarters, business, jobs, management, location of any of our offices, number of employees, assets, liabilities or net worth. Our current directors and officers will become the directors and officers of Brainstorm Delaware upon effectiveness of the reincorporation.

Effect of Not Approving the Reincorporation Proposal (See page 5): If the reincorporation proposal fails to obtain the vote required for approval, the reincorporation merger will not be consummated and the Company will continue to operate as a corporation incorporated in Washington. As described in this proxy statement, the Company is considering a public offering of its common stock in Israel. The Company may have additional difficulties completing such an offering if it is not incorporated in Delaware, as the Israeli regulators recognize and understand the Delaware corporate law, but are unfamiliar with that of the State of Washington.

What You Will Receive in the Reincorporation Merger (See page 4): You will not need to exchange your existing stock certificates for stock certificates of Brainstorm Delaware. Each of your shares of common stock of the Company automatically will be converted into one share of common stock of Brainstorm Delaware.

Effect of the Reincorporation on the Trading of Your Shares (See page 22): At the effective time of the reincorporation merger, your shares of common stock of the Company will become an equivalent number of shares of common stock of Brainstorm Delaware and will continue to be listed for trading on the Over-the-Counter Bulletin Board service of the National Association of Securities Dealers, Inc. under the symbol “BCLI.”

Recommendation of the Board of Directors of the Company (See page 22): The Board of Directors of the Company recommends that you vote “For” the reincorporation proposal.

Vote Required (See page 3): Approval of the reincorporation proposal will require the affirmative vote of the holders of a majority of all of the votes entitled to be cast by the holders thereof. Approval of the reincorporation proposal will constitute approval of the reincorporation merger, the merger agreement, Brainstorm Delaware’s certificate of incorporation and bylaws (described herein).

How to Vote Your Shares (See pages 3): Complete, date and sign the enclosed proxy card and mail it in the enclosed return envelope as soon as possible, so that your shares may be represented at the special meeting. In order to assure that your vote is obtained, please return your completed, dated and signed proxy even if you currently plan to attend the special meeting in person.

How to Revoke Your Proxy (See page 3): You may revoke your proxy either by delivering to the Secretary of the Company a signed notice of revocation or a later dated and properly executed proxy, or by attending the meeting and voting in person.

Dissenters’ Rights (See pages 3): There are no rights of appraisal or similar rights of dissenters with respect to any of the matters to be acted upon at the Meeting.

Voting of Shares Held in “Street Name” (See page 3): Your broker will not be permitted, without your instructions, to vote your shares held in street name on the reincorporation proposal. You should, therefore, be sure to provide your broker with instructions on how to vote your shares. Failure to vote, or to instruct your broker how to vote any shares held for you in your broker’s name, will have the same effect as a vote against the reincorporation proposal.

Tax Effects of the Reincorporation (See page 21): We believe that the reincorporation will be tax-free to our shareholders and you will be entitled to the same aggregate basis in the shares of Brainstorm Delaware as the aggregate basis you have in the Company’s common stock. However, everyone’s tax situation is different and you should consult with your personal tax advisor regarding the tax effects of the reincorporation.

Changes in Shareholder Rights (See pages 6-18): After completion of the reincorporation merger, the rights of all shareholders will be governed by Delaware law and by Brainstorm Delaware’s certificate of incorporation and bylaws. The most significant changes in shareholders’ rights before and after the reincorporation are discussed in detail on pages 6-18.

Whom You Should Call with Questions: If you have further questions, you may contact our proxy solicitor, The Altman Group at (201) 806-2207.

VOTING MATTERS

Proxies and Voting Rights

Only shareholders of record at the close of business on November 8, 2006 (the “Record Date”) are entitled to notice of and to vote at the Meeting. The Company’s voting securities issued and outstanding on the Record Date consisted of 24,201,812 shares of common stock, entitling the holders thereof to one vote per share. The Company had no other class of voting securities outstanding on the Record Date.

The holders of one-third of all shares of common stock issued, outstanding and entitled to vote are required to be present in person or to be represented by proxy at the Meeting in order to constitute a quorum for the transaction of business. Votes withheld, abstentions and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) shall be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Meeting.

The affirmative vote of the holders of a majority of the issued and outstanding shares of the Company’s common stock entitled to vote is required for the approval of the reincorporation.

Shares which abstain from voting on a particular matter and broker non-votes will not be counted as votes in favor of such matter and will also not be counted as votes cast or shares voting on such matter. Abstentions and broker non-votes will have the same effect as a vote against the reincorporation. There are no rights of appraisal or similar rights of dissenters with respect to any of the matters to be acted upon at the Meeting.

Any person giving the enclosed form of proxy has the power to revoke it by voting in person at the Meeting, by giving a duly executed proxy bearing a later date or by giving written notice of revocation to the Secretary of the Company any time before the proxy is exercised. A shareholder of record attending the Meeting may vote in person whether or not a proxy has been previously given, but the presence, without further action, of a shareholder at the Meeting will not constitute revocation of a previously given proxy.

Expenses and Solicitation

The cost of this solicitation of proxies will be borne by the Company. In addition to soliciting shareholders by mail through its regular employees, the Company may request banks, brokers, and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee, and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. Solicitation by officers and employees of the Company may also be made of some shareholders in person or by mail, telephone or facsimile following the original solicitation. Such officers and directors will receive no compensation in connection with any such solicitations.

Shareholder Proposals

Proposals of shareholders intended for inclusion in the Company’s proxy statement for the annual meeting of shareholders to be held in 2007 or special meeting of shareholders held in lieu thereof in accordance with Rule 14a-8 promulgated under the Exchange Act, must be received by the Company at its principal executive offices at the following address: Brainstorm Cell Therapeutics Inc.; 110 East 59th Street, 25th Floor, New York, NY 10022 not later than April 24, 2007 in order to be included in the Company’s proxy statement relating to the 2007 annual meeting of shareholders. Any such proposal must also comply with the requirements as to form and substance established by the SEC in order to be included in the proxy statement relating to the 2007 annual meeting of shareholders.

Pursuant to Rule 14a-4 promulgated under the Exchange Act (“Rule 14a-4”), shareholders who wish to make a proposal at the 2007 annual meeting of shareholders, other than a proposal intended for inclusion in the Company’s proxy statement for the 2007 annual meeting of shareholders, must notify the Company not later than July 11, 2007. If a shareholder who wishes to present such a proposal fails to notify the Company by July 11, 2007, and such proposal is brought before the 2007 annual meeting of shareholders, then under the SEC’s proxy rules, the proxies solicited by management with respect to such meeting will confer discretionary voting authority with respect to such shareholder proposal on those persons selected by management to vote the proxies. Even if a shareholder makes a timely notification, those persons selected by management to vote the proxies may still exercise discretionary voting authority under circumstances consistent with Rule 14a-4.

In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that shareholders submit any proposals they might have by certified mail, return receipt requested to the Company.

PROPOSAL NO. 1 — REINCORPORATION IN DELAWARE

GENERAL

The Board of Directors has approved and recommends to the shareholders a proposal to change the Company’s state of incorporation from the State of Washington to the State of Delaware. If our shareholders approve the reincorporation, we will accomplish the reincorporation by merging the Company, Brainstorm Cell Therapeutics Inc., into a newly formed, wholly owned Delaware subsidiary of the Company, also named Brainstorm Cell Therapeutics Inc. (“Brainstorm Delaware”). The address and phone number of Brainstorm Delaware’s principal office are the same as those of the Company. Prior to the reincorporation merger, Brainstorm Delaware will have no material assets or liabilities and will not have carried on any business.

The merger will not involve any change in the business, properties, corporate headquarters or management of the Company. The directors and officers of the Company immediately prior to the reincorporation will serve as the directors and officers of Brainstorm Delaware following the reincorporation.

After the reincorporation, Brainstorm Cell Therapeutics Inc., the Washington corporation, will cease to exist, and Brainstorm Delaware, our wholly owned subsidiary that we have established solely for the purpose of the merger and reincorporation, will be the surviving corporation. Brainstorm Delaware will succeed to all of the operations, own all of the assets and assume all of the obligations of the Company. All of the Company’s employee benefit plans, including The 2004 Global Share Option Plan and the 2005 U.S. Stock Option and Incentive Plan, will be continued by Brainstorm Delaware following the reincorporation.

A copy of the form of merger agreement approved by our Board of Directors and by Brainstorm Delaware (the “Merger Agreement”) is attached as Appendix A. The Merger Agreement assumes shareholder approval of this Proposal No. 1, and that approval likewise will constitute approval of the Merger Agreement.

When the merger becomes effective, each outstanding share of the Company’s common stock will be automatically converted into one share of the common stock of Brainstorm Delaware. At the same time, each outstanding option, right or warrant to acquire shares of the Company’s common stock will be converted into an option, right or warrant to acquire an equal number of shares of Brainstorm Delaware common stock under the same terms and conditions as the original options, rights or warrants. Furthermore, when the merger becomes effective, the surviving entity in the merger, Brainstorm Delaware, will be governed by the Certificate of Incorporation of Brainstorm Delaware (the “Delaware Charter”) attached as Appendix B and by the Bylaws of Brainstorm Delaware (the “Delaware Bylaws”) attached as Appendix C. The surviving entity will be governed by the Delaware General Corporation Law (the “DGCL”) instead of the Washington Business Corporation Act (the “WBCA”). In addition, if the Company completes a public offering of its common stock in Israel following the reincorporation, the Company will be subject to certain Israeli corporate and securities laws contained in the Delaware charter and described in this proxy statement. The Company’s current Articles of Incorporation (the “Washington Charter”) and Bylaws (the “Washington Bylaws”) will not be applicable to Brainstorm Delaware upon completion of the reincorporation.

REASONS FOR AND ADVANTAGES OF REINCORPORATION IN DELAWARE

The Board of Directors has requested shareholders to approve the reincorporation for many reasons. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. Furthermore, the Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations, thereby providing greater predictability with respect to legal affairs.

In the opinion of the Board of Directors of the Company, reincorporation in Delaware may provide the Company with more opportunities to raise capital. Specifically, the Company is currently contemplating a public offering of its common stock in Israel. It may be easier for the Company to complete a public offering in Israel if the Company is incorporated in Delaware as the Israeli regulators recognize and understand the Delaware corporate law but are unfamiliar with that of the State of Washington. If the Company does pursue an offering in Israel it expects that it will do so under Regulation S of the Securities Act. The securities will not be registered under the Securities Act or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state laws. However, the Company intends to complete the reincorporation even if it does not pursue the public offering in Israel.

In addition, the procedures and degree of stockholder approval required for Delaware corporations for the authorization of additional shares of stock, and for approval of certain mergers and other transactions, present fewer practical impediments to the capital raising process than those which apply to Washington corporations.

In the opinion of the Board of Directors of the Company, underwriters and other members of the financial services industry may be more willing and better able to assist in capital raising programs for corporations having the greater flexibility afforded by the DGCL. Reincorporation from Washington to Delaware also may make it easier to attract future candidates willing to serve on our board of directors, because many of such candidates will already be familiar with Delaware corporate law, including provisions relating to director indemnification, from their past business experience.

THE MERGER AGREEMENT

The Merger Agreement provides that the Company will merge with and into Brainstorm Delaware, with Brainstorm Delaware being the surviving corporation. Pursuant to the Merger Agreement, Brainstorm Delaware will assume all assets and liabilities of the Company, including obligations under our outstanding indebtedness, contracts, options and warrants. Our existing board of directors and officers will become the board of directors and officers of Brainstorm Delaware for identical terms of office.

At the effective time of the reincorporation merger, each outstanding share of the Company’s common stock automatically will be converted into one share of Brainstorm Delaware common stock. You will not have to exchange your existing stock certificates of the Company for stock certificates of Brainstorm Delaware. However, after consummation of the reincorporation merger, any stockholder desiring a new form of stock certificate may submit the existing stock certificate to Brainstorm Delaware’s transfer agent for cancellation, and obtain a new Delaware form of certificate. At the effective time of the merger, the Brainstorm Delaware common stock will be traded on the Over-the-Counter Bulletin Board service of the National Association of Securities Dealers, Inc. under the symbol “BCLI.”  There will be no interruption in the trading of the Company’s common stock as a result of the merger.

The Merger Agreement was unanimously approved by the Board of Directors of the Company and the Board of Directors of Brainstorm Delaware and subsequently was adopted by the Company, as the sole stockholder of Brainstorm Delaware. Approval of the reincorporation proposal (which constitutes approval of the Merger Agreement) requires the affirmative vote of the holders of a majority of all of the votes entitled to be cast by each share of Company common stock.

EFFECTIVE TIME

If approved by the requisite vote of the holders of shares of the Company’s common stock, it is anticipated that the merger, and consequently the reincorporation, will become effective at the time set forth in each of the Articles of Merger to be filed with the Secretary of State of Washington in accordance with the WBCA and the Certificate of Merger to be filed with the Secretary of State of Delaware in accordance with the DGCL. However, the Merger Agreement may be terminated, deferred or abandoned by action of the Board of Directors of the Company at any time prior to the effective time of the merger, whether before or after the shareholders of the Company approve this proposal to effect the reincorporation, if the Board of Directors of the Company determines for any reason, in its sole judgment and discretion, that the consummation of the reincorporation would be inadvisable or not in the best interests of the Company and its shareholders.

EFFECT OF NOT OBTAINING THE REQUIRED VOTE FOR APPROVAL

If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Washington. In addition, the Company may elect to not pursue a public offering of its common stock in Israel.

COMPARISON OF SHAREHOLDER RIGHTS BEFORE AND AFTER THE REINCORPORATION

Because of differences between the WBCA and the DGCL, as well as differences between the Company’s charter and bylaws before and after the reincorporation, the reincorporation will effect some changes in the rights of the Company’s shareholders. Summarized below are the most significant differences between the rights of the shareholders of the Company before and after the reincorporation, as a result of the differences among the WBCA and the DGCL, the Washington Charter and the Delaware Charter, and the Washington Bylaws and the Delaware Bylaws.

In addition, the Delaware Charter contains provisions relating to certain Israeli corporate and securities laws that will become applicable to the Company only if the Company completes a public offering in Israel at any time following the reincorporation. If the Company does not complete a public offering in Israel, then such Israeli provisions will not apply to the Company. To the extent that any Israeli legal provisions that become applicable to the Company conflict with any provisions in the Delaware Bylaws, the Israeli legal provisions will supersede the conflicting provisions in the Bylaws. The Israeli legal provisions that will become applicable to the Company upon completion of a public offering in Israel are also summarized below. A copy of the specific excerpts of the Israeli Companies Law and other Israeli laws that the Company would be subject to in the event it completes a public offering in Israel, translated from Hebrew into English, are attached as Appendices D through G to this proxy statement.

The summary below is not intended to be relied upon as an exhaustive list of all differences or a complete description of the differences between the DGCL and the Delaware Charter and Bylaws, on the one hand, and the WBCA and the Washington Charter and Bylaws on the other hand, nor of the Israeli laws that will become applicable to the Company upon completion of a public offering in Israel. The summary below is qualified in its entirety by reference to the WBCA, the Washington Charter, the Washington Bylaws, the DGCL, the Delaware Charter and the Delaware Bylaws and to the text of the Israeli laws that are attached hereto as Appendices D through G. In addition, the portions of the Israeli Companies Law and other Israeli laws described below and attached hereto as Appendices D through G have been translated from Hebrew to English, and the translation is literal; therefore, the words may not have the same meaning translated to English as they do in their original Hebrew form.

Authorized Capital Stock

Delaware Provisions

Brainstorm Delaware’s authorized capital stock consists of 800,000,000 authorized shares of common stock, $0.00005 par value, of which 1,000 shares are currently issued and outstanding to the Company. All of the shares of Brainstorm Delaware common stock issued in connection with the reincorporation will be validly issued, fully paid and non-assessable. At the Company’s annual meeting of shareholders held on September 20, 2006, the Company’s shareholders authorized the Company’s Board of Directors, in its discretion, should it deem it to be appropriate and in the best interests of the Company and its shareholders, to amend the Washington Charter to eliminate the class of preferred stock and all authorized shares of preferred stock. The Company’s Board of Directors has not yet eliminated the preferred stock; however, the Delaware Charter has no authorized preferred stock; therefore, the preferred stock will be eliminated in connection with the reincorporation.

The holders of Brainstorm Delaware common stock will be entitled to one vote for each share on all matters voted on by stockholders, including the election of directors. The holders of Brainstorm Delaware common stock will not have any cumulative voting, conversion, redemption or preemptive rights. The holders of Brainstorm Delaware common stock will be entitled to such dividends as may be declared from time to time by the Brainstorm Delaware Board of Directors from funds available therefor, and upon liquidation will be entitled to receive pro rata all assets of Brainstorm Delaware available for distribution to such holders.

Washington Provisions

The holders of the Company’s common stock are entitled to one vote for each share on all matters voted on by stockholders, including the election of directors. The Company’s authorized capital stock consists of (i) 440,000,000 authorized shares of common stock, $0.00005 par value, and (ii) 40,000,000 authorized shares of preferred stock, $0.00005 par value. The holders of the Company’s common stock do not have any cumulative voting, conversion, redemption or preemptive rights.

Number of Directors; Election; Removal; Filling Vacancies; Independent Directors

Delaware Provisions

The Delaware Charter and Delaware Bylaws provide that the number of directors will be fixed from time to time by action of the Board of Directors. The Delaware Bylaws provide that there shall be no less than one director and that the number of directors may be increased or decreased at any time by a vote of a majority of the directors then in office. The directors are elected by the stockholders at the annual meeting and all directors hold office until their successors are elected and qualified, or until their earlier death, resignation or removal. The Delaware Charter does not divide the Board of Directors into classes and each director will serve for a term ending on the date of the subsequent annual meeting following the annual meeting at which such director was elected.

The Delaware Charter and Delaware Bylaws provide that any director may be removed with or without cause at an annual meeting or special meeting called for that purpose by the holders of a majority of the shares then entitled to vote at an election of directors. Any vacancy created as a result of the removal of a director or a vacancy resulting from an enlargement of the board may be filled only by the vote of a majority of the remaining directors then in office. A director elected to fill a vacancy shall hold office until the next annual meeting of stockholders. Under the DGCL, any director or the entire board of directors generally may be removed with or without cause by the holders of a majority of the shares entitled to vote at an election of directors. If the corporation has a classified Board of Directors, then, unless the certificate of incorporation otherwise provides, shareholders may only remove a director for cause.

Israeli Provisions

If the Company completes a public offering in Israel, then the following additional provisions contained in the Delaware Charter will take effect and become applicable to the Company:

The person holding the office of Chairman of the Board may not also hold the office of General Manager, unless otherwise permitted by Section 121(c) of the Israeli Companies Law. Such section provides that the general meeting of a public company may resolve that for a period of no more than three years from the date of passing the resolution to such effect, the Chairman of the Board of Directors may be authorized to fulfill the role of General Manager provided that in counting the votes at the general meeting, the majority shall include at least two-thirds of the shareholders who are not holders of control in the company present at the vote, and abstaining votes shall not be taken into account in counting the votes of such shareholders.

The Board of Directors must at all times include at least two directors who are elected by stockholders where at least one of the following is true: (i) the majority of the votes represented at the stockholders’ meeting includes at least one-third of all the votes of the stockholders who are not holders of “control” in the Company and who participate in the voting (with abstentions not being included in the total of the votes of the foregoing stockholders), or (ii) the total of opposing votes from among the stockholders referenced in the foregoing subsection (i) does not exceed 1% of all the voting rights in the Company. Directors elected in accordance with this provision are considered “Independent Directors.” For purposes of this provision, “control” is defined in the Israeli Companies Law as the ability to direct the activity of a corporation, and a person shall be presumed to control a corporation if he holds half or more of the means of control of the corporation such as the right to vote at a general meeting or a corresponding body of the corporation or the right to appoint directors and/or the general manger of the corporation.

Any vacancy in the office of an Independent Director may be filled only by the stockholders and may not be filled by the remaining directors. If at any time there is less than two Independent Directors, the Board of Directors must call a special stockholders’ meeting for the election of Independent Directors. An Independent Director may not be removed from office without cause and no person may serve as an Independent Director for more than six one-year terms. An Independent Director is required to be a resident of the State of Israel.

At any election to fill the office of an Independent Director, other than an election to fill the office of an “Exempt Directorship” or a vacancy or a newly created directorship, only a person then serving in the office of an Independent Director may qualify for election to such office unless such person is otherwise disqualified to serve as an Independent Director. “Exempt Directorship” means the office of an Independent Director then filled by a person who was elected as an Independent Director for three (and not more than three) consecutive one-year terms.

An Independent Director must have, subject to Section 240(a1) of the Israeli Companies Law, professional qualifications or accounting and financial expertise, and at least one of the Independent Directors must have accounting and financial expertise.

No individual may be appointed as an Independent Director if, at the time of the appointment or at any time during the preceding two years, he or any of his affiliates had an interest in the Company, in a person who was a controlling party of the Company at the time of the appointment, or in another corporate body. For purposes of this provision (i) “interest” means an employment relationship, commercial or professional ties in general or control, as well as service as an officer, other than service as a director who was appointed as an Independent Director in a company that is due to offer shares to the public for the first time, and (ii) “other corporate body” means a corporate body in which the company or controlling member of it is a controlling member at the time of the appointment or during the two years before the time of the appointment.

A director in a company cannot be appointed as an Independent Director in another company if at that time a director of the other company serves as an Independent Director in the first company.

An Independent Director may not receive any compensation from the Company, except as determined by applicable law and except for insurance coverage and indemnification under the Company’s Bylaws or as determined by other applicable laws.

Each committee of the Board of Directors must include at least one Independent Director.

If the Board of Directors determines that an Independent Director no longer meets a condition required under applicable law for his appointment, or that he has violated his fiduciary duty of loyalty, the Board of Directors shall call a special meeting of stockholders for the removal of the Independent Director. The reasons of the Board of Directors shall be presented to the meeting of stockholders, and the Independent Director shall be given a reasonable opportunity to present his position; the decision of the stockholders to terminate an Independent Director’s term of office shall be adopted with the same majority that was necessary for his appointment.

For a period of two (2) years following the termination of an Independent Director of the Company, the Company may not directly or indirectly enter into any employment, consulting or other arrangement for fees with such person, and such person may not serve as a director or officer of the Company.

Washington Provisions

The Washington Charter and the Washington Bylaws provide that the number of directors shall not be less than one nor more than six. Under the Washington Charter and the Washington Bylaws, the specific number of directors must be set by a resolution of the Board of Directors. The Washington Charter and Washington Bylaws provide for a staggered board divided into three classes, Class I, Class II and Class III, with each class of director elected for a three-year term. The Class I director elected at the Company’s 2006 annual meeting of shareholders has a one-year term and will be up for re-election at the 2007 annual meeting of shareholders for a three-year term, and the Class II director elected at the Company’s 2006 annual meeting of shareholders will have a two-year term and will be up for re-election at the 2008 annual meeting of shareholders for a three-year term.

The Washington Charter and Washington Bylaws provide that the shareholders may remove one or more directors with or without cause at a special meeting called for the purpose of removing the director if the number of votes cast to remove the director exceeds the number of votes cast not to remove the director. A vacancy on the Board of Directors, whether created as a result of the removal of a director or resulting from an enlargement of the board, may only be filled by the directors then in office. The shareholders may fill the vacancy only if there are no directors in office.

Under the WBCA, stockholders may remove one or more directors with or without cause unless the articles of incorporation provide that directors may be removed only for cause. A director may be removed by the shareholders only at a special meeting called for that purpose. If a vacancy occurs on the Board of Directors either the shareholders or the directors shall fill the vacancy.

Cumulative Voting for Directors

Delaware Provisions

Delaware law permits cumulative voting if provided in the certificate of incorporation. The Delaware Charter does not provide for cumulative voting rights.

Washington Provisions

Under Washington law, unless the articles of incorporation provide otherwise, shareholders are entitled to use cumulative voting in the election of directors. The Washington Charter expressly prohibits cumulative voting.

Business Combinations; Interested Transactions

Delaware Provisions

Section 203 of the DGCL provides that, subject to certain exceptions specified therein, a corporation shall not engage in any business combination with any “interested stockholder” for a three-year period following the date that such stockholder becomes an interested stockholder unless (i) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the stockholder becoming an interested stockholder, (ii) upon consummation of the transaction which resulted in the stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding shares held by directors who are also officers and employee stock purchase plans in which employee participants do not have the right to determine confidentially whether plan shares will be tendered in a tender or exchange offer), or (iii) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote at an annual or special meeting, and not by written consent, of at least 66 2/3% of the outstanding voting stock which is not owned by the interested stockholder. Except as specified in Section 203 of the DGCL, an interested stockholder is defined to include (a) any person that is the owner of 15% or more of the outstanding voting stock of the corporation or is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation, at any time within three years immediately prior to the relevant date, and (b) the affiliates and associates of any such person.

Under certain circumstances, Section 203 of the DGCL may make it more difficult for a person who would be an “interested stockholder” to effect various business combinations with a corporation for a three-year period, although the corporation’s certificate of incorporation or stockholders may elect to exclude a corporation from the restrictions imposed thereunder. The Delaware Charter does not exclude Brainstorm Delaware from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring Brainstorm Delaware to negotiate in advance with the Brainstorm Delaware Board, since the stockholder approval requirement would be avoided if a majority of the directors then in office approve either the business combination or the transaction which results in the stockholder becoming an interested stockholder.

Israeli Provisions

If the Company completes a public offering in Israel, then the following additional provisions contained in the Delaware Charter will take effect and become applicable to the Company:

The Company may not enter into an “interested transaction” unless the transaction is approved by the following in the following order: (i) the Audit Committee of the Board of Directors, (ii) the Board of Directors, (iii) the meeting of stockholders, on condition that one of the following applies: (A) the majority of votes at the meeting of stockholders includes at least one-third of all the votes of stockholders who do not have a personal interest in the approval of the transaction and who are participating in the vote (abstentions shall not be included in the total of the votes of such stockholders), or (B) the total of opposing votes from among such stockholders does not exceed 1% of all the voting rights in the Company. For purposes of this provision, “personal interest” means a personal interest of a person in an action or a transaction of a corporation including personal interest of his relative and of another corporation in which he or his relative are interested parties, excluding personal interests deriving only from the holding of stock.

The term “interested transaction” means any transaction of a public company with its holder of control (as defined in Sections 1 and 268 of the Israeli Companies Law), or an exceptional transaction of a public company with another person in whom the holder of control has a personal interest, including a private offering in which the holder of control has a personal interest; and also a contract of a public company with its holder of control or his relative, if he also is an officer of the company – in respect of his service and employment conditions, and if he is a company employee and is not an officer – in respect of his employment by the company. “Control” and “Control Block” are defined in Section 1 of the Israeli Companies Law. “Control Block” means a holding of 25% or more of the voting rights in the general meeting of the company if there is no other person who holds more than 50% of the voting rights in the company.

In addition, certain procedures must be followed by any stockholder voting on an interested transaction, or who has a personal interest in the interested transaction, and by any director who has a personal interest in the interested transaction.

Washington Provisions

Section 23B.19.010 of the WBCA provides that a Washington public company may not, for a period of five years following the date on which a shareholder becomes the beneficial owner of ten percent or more of the corporation’s outstanding shares, without the prior approval of the corporation’s board of directors of the transaction or of the acquisition by the shareholder resulting in the shareholder’s ownership of ten percent or more of the corporation’s outstanding shares, engage in (i) a merger, share exchange, or consolidation with such shareholder or an affiliate of such shareholder, (ii) a sale or other disposition to such shareholder of assets with a value equal to five percent or more of the aggregate market value of all the corporation’s assets, or having an aggregate value equal to five percent or more of the aggregate market value of all the outstanding shares of the corporation, or representing five percent or more of the earning power of the corporation, (iii) a termination, as a result of such shareholder’s acquisition of ten percent or more of the shares of the corporation, of five percent or more of the employees of the corporation employed in Washington whether at one time or over the five-year period following the date that the shareholder acquires ten percent of the corporation’s voting securities, (iv) an issuance, transfer or redemption by the corporation of shares, options or warrants to such shareholder, (v) a liquidation or dissolution proposed by or pursuant to an agreement with such shareholder, (vi) a reclassification of securities, including any share splits, share dividend or other distribution of shares in respect of stock, proposed by or pursuant to any agreement with such shareholder that has the effect of increasing the proportionate share of the outstanding shares of a class of shares owned by such shareholder, or (vii) a transaction with such shareholder in which the corporation makes any loans or advances to such shareholder or provides other financial assistance or tax credits or other tax advantages to such shareholder through the target corporation. For a foreign corporation to be covered by these provisions, however, among other requirements, it must have, together with all of its subsidiaries, at least $50 million of tangible assets in Washington State. Because we do not meet this test, Brainstorm Delaware will not be covered by such provisions.

We are not aware of any specific effort by any party to assume control of the Company. Because the WBCA includes provisions affecting acquisitions and business combinations, the possibility that Section 203 of the DGCL may impede the accomplishment of mergers with, or the assumption of control of, the Company is not among the principal reasons for the reincorporation.

Limitation of Liability of Directors

Delaware Provisions

The DGCL permits a corporation to include a provision in its certificate of incorporation eliminating or limiting the personal liability of a director to the corporation or its stockholders for damages for certain breaches of the director’s fiduciary duty. However, no such provision may eliminate or limit the liability of a director: (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders; (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (iii) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (iv) for any transaction from which the director derived an improper personal benefit.

The Delaware Charter provides that a director will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, which concerns unlawful payments of dividends, stock purchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, they do not eliminate such duty. Accordingly, these provisions will have no effect on the availability of equitable remedies such as an injunction or rescission based on a director’s breach of his or her duty of care.

Washington Provisions

The WBCA permits a corporation to include in its articles of incorporation provisions that eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for conduct as a director, provided that such provisions may not eliminate or limit the liability of a director for acts or omissions that involve intentional misconduct by the director or a knowing violation of law by a director, liability for unlawful distributions, or for any transaction from which the director will personally receive a benefit in money, property or services to which the director is not legally entitled.

The Washington Charter provides that a director of the Company will not be liable to the corporation or its shareholders for monetary damages for any conduct as a director to the fullest extent permitted by the WBCA. The Washington Bylaws also provide that any person serving as an officer or director of the corporation, or in a similar capacity for another entity at the request of the corporation, shall not be liable to the corporation or its shareholders for monetary damages for conduct in such persons’ capacity as an officer or director of the corporation or similar capacity for another entity.

Indemnification of Officers and Directors

Both the WBCA and the DGCL permit a corporation to indemnify officers, directors, employees and agents for actions taken in good faith and in a manner they reasonably believed to be in, or not opposed to, the best interests of the corporation, and with respect to any criminal action, which they had no reasonable cause to believe was unlawful. Both states’ laws provide that a corporation may advance expenses of defense (upon receipt of a written undertaking to reimburse the corporation if indemnification is not appropriate), and both states permit a corporation to purchase and maintain liability insurance for its directors and officers.

Delaware Provisions

The DGCL provides that indemnification may not be made for any matter as to which a person has been adjudged by a court of competent jurisdiction to be liable to the corporation, unless and only to the extent a court determines that the person is entitled to indemnity for such expenses as the court deems proper.

The Delaware Bylaws provide that Brainstorm Delaware shall indemnify each person whom it may indemnify to the extent permitted by the Delaware Charter and that Brainstorm Delaware may purchase and maintain insurance on behalf of any person who is or was serving as a director, officer, employee or agent of the company, or of another entity at the request of the company. The Delaware Charter provides that Brainstorm Delaware shall indemnify its present and former directors and officers to the maximum extent permitted by the DGCL and that such indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

Washington Provisions

The WBCA provides that a corporation may not indemnify a director in connection with a proceeding in which the director was adjudged liable to the corporation or in connection with any other proceeding charging improper personal benefit to the director in which the director was adjudged liable on the basis that personal benefit was improperly received by the director. The Washington Bylaws provide that each person who is or is threatened to be made a party to any proceeding by reason of such person being an officer or director of the corporation, or serving in a similar capacity for another entity at the request of the corporation, must be indemnified and held harmless by the corporation against all damages and expenses incurred by the indemnitee in connection with the proceeding. The Company may not provide indemnification for any acts or omissions of the indemnitee finally adjudged to be intentional misconduct or a knowing violation of law, for any unlawful distribution or for any transaction with respect to which it was finally adjudged that such indemniteee personally received a benefit in money, property or services to which he was not legally entitled. The Washington Bylaws also provide that the right to indemnification includes the right to advancement of expenses incurred in connection with defending any proceeding so long as the indemnitee delivers to the Company an undertaking to repay all amounts so advanced if it shall ultimately be determined by final judicial decision that the indemnitee is not entitled to be indemnified. The Washington Charter provides that the Company shall indemnify its directors to the fullest extent permitted by the WBCA provided that the Company may not provide indemnification for (i) acts or omissions of the director finally adjudged to be intentional misconduct or a knowing violation of law, (ii) conduct of the director adjudged to be an unlawful distribution, or (iii) any transaction with respect to which it was finally adjudged that the director personally received a benefit in money, property or other services to which the director was not legally entitled.

Special Meetings of Stockholders

Delaware Provisions

Under the DGCL, a special meeting of stockholders may be called by the corporation’s board of directors or by such persons as may be authorized by the corporation’s certificate of incorporation or bylaws. The Delaware Bylaws provide that a special meeting may be called at any time by (i) the Brainstorm Delaware President, (ii) the Chairman of the Board, (iii) any two directors, or (iv) by stockholders holding at least a majority of the outstanding shares of Brainstorm Delaware.

Israeli Provisions

If the Company completes a public offering in Israel, then the following provisions contained in the Delaware Charter will take effect and become applicable to the Company:

A notice of any annual or special meeting of stockholders of the Company must be accompanied by a form of proxy card setting forth the resolutions to be presented by the Board of Directors for a vote at such meeting. In addition, the Company must comply with Sections 87 and 89 of the Israeli Companies Law. Such provisions of the Israeli Companies Law provide that stockholders in a public company may vote at a stockholders’ meeting by means of a voting paper in which the stockholder indicates how he votes on resolutions relating to (i) the appointment and removal of directors; (ii) approval of acts or transactions requiring the approval of the general meeting pursuant to Sections 255 and 268 through 275 of the Israeli Companies Law, (iii) approval of a merger pursuant to Section 320 of the Israeli Companies Law; (iv) any other matter with respect to which the Company’s charter provides that decisions of the general meeting may also be passed by means of a voting paper; and (v) other matters prescribed by the Israeli Minister of Justice pursuant to Section 89 of the Israeli Companies Law.

The Company must also provide prompt notice of a stockholders’ meeting to the Israeli Securities Authority and the Tel-Aviv Stock Exchange and must publish a notice of the meeting in two daily newspapers of general circulation in Hebrew at least two days prior to the meeting.

Each beneficial stockholder whose shares are held by a bank or a member of the Tel-Aviv Stock Exchange (“TASE”) and are registered on the books of the Company, or in the name of any company acting for DTC, shall be permitted to participate at the meeting and to vote such stock by proxy.

Washington Provisions

Under the WBCA, a corporation must hold a special meeting of shareholders upon request by the board of directors or by such persons authorized to do so by the articles of incorporation or bylaws. A corporation must also hold a special meeting of shareholders if the holders of at least ten percent of all votes entitled to be cast at a special meeting deliver to the corporation a demand for a special meeting. However, a corporation that is a public company may in its articles of incorporation limit or deny the right of shareholders to call a special meeting. A corporation other than a public company may require that shareholders who hold a greater amount than ten percent of the outstanding shares may call a special meeting of shareholders provided that the amount is not greater than twenty-five percent.

The Washington Charter and Washington Bylaws provide that, so long as the Company is a public company, special meetings of stockholders may be called by the board of directors but not by any other person.

Amendment or Repeal of the Certificate of Incorporation

Delaware Provisions

Under the DGCL, unless the certificate of incorporation otherwise provides, amendments to the certificate of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote thereon, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of such shares, or would adversely affect the rights, powers or preferences of such class or series, a majority of the outstanding stock of such class or series also would have to approve the amendment. The Delaware Charter provides that Brainstorm Delaware reserves the right to amend, alter, change or repeal any provision contained in the Delaware Charter, in the manner prescribed by statute and in the charter, and that all rights conferred upon stockholders in the charter are granted subject to this reservation.

Washington Provisions

Under the WBCA, the board of directors may amend the Company’s articles of incorporation without stockholder approval (i) to change any provisions with respect to the par value of any class of shares, (ii) to delete the names and addresses of the initial directors, (iii) to delete the name and address of the initial registered agent or registered officer, (iv) if the corporation has only one class of shares outstanding, solely to effect a forward or reverse stock split, or (v) to change the corporate name. Other amendments to the articles of incorporation must be approved, in the case of a public company, by a majority of the votes entitled to be cast on the proposed amendment. The Washington Charter provides that the Company reserves the right to amend or repeal any provision contained in the articles of incorporation in any manner permitted by the WBCA and that the rights of shareholders of the Company are granted subject to the reservation.

Amendment to Bylaws

Delaware Provisions

Under the DGCL, directors may amend the bylaws of a corporation only if such right is expressly conferred upon the directors in its certificate of incorporation. The Delaware Charter and Delaware Bylaws provide that the board of directors and the shareholders will have the power to adopt, amend, alter or repeal the Delaware Bylaws.

Washington Provisions

The WBCA provides that the board of directors may amend or repeal the corporation’s bylaws unless the articles of incorporation reserve this power exclusively to the shareholders or the shareholders, in amending or repealing a particular bylaw, provide expressly that the board of directors may not amend or repeal that bylaw. The shareholders may also amend or repeal the corporation’s bylaws, or adopt new bylaws, even though the bylaws may also be amended or repealed by the board of directors. The Washington Charter and Washington Bylaws provide that the board of directors has the power to adopt, amend or repeal the bylaws of the Company, subject to the power of the shareholders to amend or repeal the bylaws, and that the shareholders also have the power to amend or repeal the bylaws and to adopt new bylaws.

Merger with Subsidiary

Delaware Provisions

The DGCL provides that a parent corporation may merge into a subsidiary and a subsidiary may merge into its parent, without stockholder approval, where such parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Washington Provisions

The WBCA provides that a parent corporation may merge a subsidiary into itself without stockholder approval if the parent corporation owns at least 90% of the outstanding shares of each class of capital stock of its subsidiary.

Committees of the Board of Directors

Delaware Provisions

The DGCL provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board. A Delaware corporation can delegate to a committee of the board of directors, among other things, the responsibility of nominating candidates for election to the office of director, to fill vacancies on the board of directors, to reduce earned or capital surplus, and to authorize the acquisition of the corporation’s own stock. Moreover, if the corporation’s certificate of incorporation or bylaws, or the resolution of the board of directors creating the committee so permits, a committee of the board of directors may declare dividends and authorize the issuance of stock.

Israeli Provisions

If the Company completes a public offering in Israel, then the following provisions contained in the Delaware Charter will take effect and become applicable to the Company:

The Board of Directors must appoint an Audit Committee comprised of at least three (3) directors. The members of the Audit Committee must include the Independent Directors, and may not include (i) the Chairman of the Board, (ii) any director who is either employed by, or provides services to, the Company on a regular basis (other than in the capacity as a director), or (iii) any director who is either a controlling stockholder of the Company or any relative of a controlling stockholder. In addition, Sections 110-118 of the Israeli Companies Law apply to the Audit Committee. Such sections generally authorize the Board of Directors to designate committees of the Board, set forth the obligations of any committee and identify such powers that the Board of Directors may not delegate to a committee.

The Audit Committee shall have the following duties: (i) to identify deficiencies in the management of the Company in consultation with the Company’s Internal Auditor and auditing accountant, and recommending corrective measures as needed; and (ii) to consider the approval of actions by an officer allegedly in violation of such officer’s fiduciary duty of loyalty as set forth in Section 255 and 268 through 275 of the Israeli Companies Law including an Interested Transaction.

Washington Provisions

The WBCA also provides that the board of directors may delegate certain of its duties to one or more committees elected by a majority of the board. Under the WBCA, each committee may exercise such powers of the board of directors specified by the board of directors; however, a committee may not (i) authorize or approve a distribution except in accordance with a general formula or method prescribed by the board of directors, (ii) approve or propose to shareholders any action that the WBCA requires be approved by shareholders, (iii) fill vacancies on the board of directors or on any of its committees, (iv) amend the articles of incorporation, (v) adopt, amend or repeal bylaws, (vi) approve a plan of merger not requiring shareholder approval, or (vii) approve the issuance or sale of shares or determine the designation and relative rights, preferences and limitations of a class or series of shares.

Mergers, Acquisitions and Transactions with Controlling Stockholder

Delaware Provisions

Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation’s assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote. No vote of stockholders of a constituent corporation surviving a merger, however, is required (unless the corporation provides otherwise in its certificate of incorporation) if (i) the merger agreement does not amend the certificate of incorporation of the surviving corporation; (ii) each share of stock of the surviving corporation outstanding before the merger is an identical outstanding or treasury share after the merger; and (iii) the number of shares to be issued by the surviving corporation in the merger does not exceed twenty (20%) of the shares outstanding immediately prior to the merger. The certificate of incorporation of Brainstorm Delaware does not make any provision with respect to such mergers.

Israeli Provisions

If the Company completes a public offering in Israel, then the following provisions contained in the Delaware Charter will take effect and become applicable to the Company:

The Company will be governed by the Israeli Securities (Transactions between a Company and a Controlling Stockholder therein) Regulations, 2001 to the fullest extent permitted under applicable law. These Israeli Securities Regulations generally govern transactions between the Company and a controlling stockholder and stockholders’ meetings convened for the purpose of approving a transaction with a controlling shareholder. For purposes of these provisions the term “controlling shareholder” means a “holder of control” as defined in the Israeli Companies Law. The regulations require that the Company give notice to shareholders of a transaction with a controlling stockholder and that the Company provide a transaction report containing all relevant details of the transaction. The regulations govern the contents of the notice and the transaction report and provide that the Israeli Securities Authority may deliver a directive to the Company requesting that the Company amend the transaction report.

A complete copy of the Israeli Securities (Transactions between a Company and a Controlling Stockholder therein) Regulations, 2001 is attached as Appendix F hereto.

Washington Provisions

Under the WBCA, a merger, share exchange, consolidation, sale of substantially all of a corporation’s assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless a higher or lower proportion is specified in the articles of incorporation.

The WBCA also provides that certain mergers need not be approved by the shareholders of the surviving corporation if (i) the articles of incorporation will not change in the merger, except for specified permitted amendments; (ii) no change occurs in the number, designations, preferences, limitations and relative rights of shares held by those shareholders who were shareholders prior to the merger; (iii) the number of voting shares outstanding immediately after the merger, plus the voting shares issuable as a result of the merger, will not exceed the authorized voting shares specified in the surviving corporation’s articles of incorporation immediately prior to the merger; and (iv) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, will not exceed the authorized participating shares specified in the corporation’s articles of incorporation immediately prior to the merger.

Class Voting

Delaware Provisions

The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes. The Delaware Charter provides that the common stock votes together as a single class.

Washington Provisions

Under the WBCA, a corporation’s articles of incorporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. The Washington Charter provides that all common stock votes together as a single class. Under the WBCA, a corporation’s articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class.

Preemptive Rights

Delaware Provisions

Under Delaware law, a stockholder does not have preemptive rights unless such rights are specifically granted in the certificate of incorporation. The Delaware Charter does not provide for preemptive rights.

Washington Provisions

Under Washington law, a stockholder has preemptive rights unless such rights are specifically denied in the articles of incorporation. The Washington Charter states that stockholders do not have any preemptive rights.

Transactions with Officers and Directors

Delaware Provisions

The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board of directors or a committee which authorizes the contract or transaction if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors, even though the disinterested directors are less than a quorum; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof or the stockholders.

Washington Provisions

The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if (i) it is approved by a majority of the qualified directors on the board of directors or an authorized committee, but in either case no fewer than two qualified directors; (ii) it is approved by a majority of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, “qualified director” is one who does not have (a) a conflicting interest respecting the transaction; or (b) a familial, financial, professional or employment relationship with a non-qualified director which relationship would reasonably be expected to exert an influence on the qualified director’s judgment when voting on the transaction. “Qualified shares” are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

Stock Redemptions and Repurchases

Delaware Provisions

Under the DGCL, a Delaware corporation may purchase or redeem its own shares of capital stock, except when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

Washington Provisions

A Washington corporation may acquire its own shares.

Proxies

Delaware Provisions

Under the DGCL, a proxy executed by a stockholder will remain valid for a period of three years unless the proxy provides for a longer period.

Washington Provisions

Under the WBCA, a proxy executed by a stockholder will remain valid for eleven months unless a longer period is expressly provided in the appointment.

Consideration for Stock

Delaware Provisions

Under the DGCL, a corporation may accept as consideration for its stock a combination of cash, property or past services in an amount not less than the par value of the shares being issued, and a secured promissory note or other binding obligation executed by the subscriber for any balance, the total of which must equal at least the par value of the issued stock, as determined by the board of directors.

Washington Provisions

Under the WBCA, a corporation may issue its capital stock in return for consideration consisting of any tangible or intangible property or benefit to the corporation, including cash, promissory notes, services performed, contracts for services to be performed, or other securities of the corporation.

Stockholders Rights to Examine Books and Records

Delaware Provisions

The DGCL provides that any stockholder of record may demand to examine the corporation’s books and records for any proper purpose. If management of the corporation refuses, the stockholder can compel release of the books by court order.

Israeli Provisions

If the Company completes a public offering in Israel, then the following provisions contained in the Delaware Charter will take effect and become applicable to the Company:

Any stockholder of the Company will have the right, upon written request, to receive copies of minutes of meetings of stockholders, the Company’s stock ledger and a list of its stockholders. A stockholder will also have the right to receive copies of any document relating to any act or transaction requiring the consent of the stockholders. The Company may refuse a stockholder’s request if the Board of Directors believes that such demand was not made in good faith or that the requested documents include a commercial secret or that disclosure would otherwise have a material adverse effect on the Company.

Washington Provisions

The WBCA provides that upon five business days’ notice to the corporation a shareholder is entitled to inspect and copy, during regular business hours at the corporation’s principal office, the corporation’s articles of incorporation, bylaws, minutes of all shareholders’ meetings for the past three years, certain financial statements for the past three years, communications to shareholders within the past three years, list of the names and business addresses of the current directors and officers and the corporation’s most recent annual report delivered to the secretary of state. Upon five business days’ notice, so long as the shareholder’s demand is made in good faith and for a proper purpose, the shareholder describes with reasonable particularity the shareholder’s purpose and the records the shareholder desires to inspect, and the records are directly connected with the shareholder’s purpose, a stockholder may inspect and copy excerpts from minutes of any meeting of the board of directors or other records of actions of the board, accounting records of the corporation and the record of shareholders.

Appraisal and Dissenters’ Rights

Under the DGCL and the WBCA, stockholders have appraisal or dissenter’s rights, respectively, in the event of certain corporate actions such as a merger. These rights include the right to dissent from voting to approve such corporate action, and demand fair value for the shares of the dissenting stockholder. If a proposed corporate action creating dissenters’ rights is submitted to a vote at a stockholders meeting, a stockholder who wishes to assert dissenters’ rights must (i) deliver to the corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effected, and (ii) not vote his shares in favor of the proposed action. If fair value is unsettled, the DGCL and the WBCA provide for the dissenter and the company to petition the Court of Chancery or a superior court of the county in Washington where a corporation’s principal office or registered office is located, respectively. Although appraisal or dissenter’s rights are substantially similar in Delaware and Washington, this discussion is qualified in its entirety by reference to the DGCL and the WBCA, which provide more specific provisions and requirements for dissenting stockholders.

Dividends

Delaware Provisions

The DGCL provides that the corporation may pay dividends out of surplus, out of the corporation’s net profits for the preceding fiscal year, or both, provided that there remains in the stated capital account an amount equal to the par value represented by all shares of the corporation’s stock having a distribution preference.

Washington Provisions

The WBCA provides that shares may be issued pro rata and without consideration to the corporation’s shareholders as a share dividend. The board of directors may authorize distributions to its shareholders provided that no distribution may be made if after giving it effect, the corporation would not be able to pay its liabilities as they become due in the usual course of business or the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution.

Corporate Action Without a Stockholder Meeting

Delaware Provisions

The DGCL permits corporate action without a meeting of stockholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or articles of incorporation expressly provide otherwise. In the event such proposed corporate action is taken without a meeting by less than the unanimous written consent of stockholders, the DGCL requires that prompt notice of the taking of such action be sent to those stockholders who have not consented in writing.

Israeli Provisions

If the Company completes a public offering in Israel, then the following provisions contained in the Delaware Charter will take effect and become applicable to the Company:

If the stockholders of the Company take action by written consent, the Company will be required to give prompt notice of such action to any stockholder who did not execute such written consent no later than 30 days after the taking of the action.

Washington Provisions

If the corporation is a public company, the WBCA only permits action by stockholders without a meeting if the action is taken by all stockholders entitled to vote on the action.

Additional Israeli Provisions

If the Company completes a public offering in Israel, then the following provisions contained in the Delaware Charter will take effect and become applicable to the Company:

Internal Auditor

The Company must have an Internal Auditor appointed by the Board of Directors, based upon the proposal of the Audit Committee. The Internal Auditor must be a natural person who is not (i) an interested party (as interpreted under applicable law), (ii) an officer or employee of the Company or a relative of any officer or employee of the Company, or (iii) the Company’s auditing accountant or its designee.

The Internal Auditor shall perform his duties consistent with Sections 3(a), 4(b), 8-10, 14(b) and 14(c) of the Israeli Internal Audit Law, 1992 (the “Internal Auditing Law”), subject to the provisions of the Israeli Companies Law. The Internal Auditing Law governs internal auditing in public entities such as governmental offices, governmental companies and statutory institutes. The Israeli Companies Law applies seven general sections from the Internal Auditing Law on the Internal Auditor of a public company, which sections relate to the Internal Auditor’s residency, experience, education and criminal record, the Internal Auditor’s professionals standards, restrictions over the Internal Auditor’s additional positions and conflicts of interest, the Internal Auditor’s authority, the Internal Auditor’s report as evidence and permission to expand and/or preserve the Internal Auditor’s authority by the Company, subject to Sections 146 through 153 of the Israeli Companies Law.

The Internal Auditor must submit to the Audit Committee periodic and annual audit plans for its advance approval. The Chairman of the Board and the Chair of the Audit Committee may delegate to the Internal Auditor additional audit duties for urgent examination in addition to the audit plan. The Internal Auditor shall, among other duties, audit the Company’s compliance with applicable laws and proper business practices. The Internal Auditor shall report his findings to the Chairman of the Board, the Chair of the Audit Committee and the General Manager.

The Internal Auditor’s term in office may not be terminated without his agreement, and he shall not be suspended from office, unless the Board of Directors determines to terminate the Internal Auditor based upon the recommendation of the Audit Committee and after the Internal Auditor was given a reasonable opportunity to state his case before the Board of Directors and before the Audit Committee.

Derivative Actions

The provisions of Sections 194 through 206 of the Israeli Companies Law shall apply to the Company. Such sections generally provide that a shareholder or director of the Company may file a derivative action by delivering a written demand to the Company requesting that it exhaust its rights by instituting an action. The Company may elect to take measures to drop the cause of action, reject the plaintiff’s demand or file a lawsuit. The plaintiff may elect to file a derivative action with the approval of any court having competence to hear the action if the Company rejected the plaintiff’s demand, the Company did not file suit within 75 days of delivering notice to the plaintiff of its intention to file suit, or the Company did not respond to the demand.

All derivative actions require the approval of a court with competence to hear the action. The court has the authority to require the parties to pay costs and expenses relating to the derivative action in such manner as the court elects. A plaintiff may not withdraw a derivative action or enter into an arrangement or settlement with the defendant other than with the consent of the court.

Class Actions

The provisions of Sections 207 through 218 of the Israeli Companies Law shall apply to the Company. Such sections generally provide that a person having a connection to a security may, with the consent of the relevant court, sue on behalf of a group all of whose members have a cause of action deriving from the same connection to a security. The Israeli Companies Law sets forth the requirements regarding the delivery of notice to the Israeli Attorney-General and the Israeli Securities Authority, the court’s authority to approve a representative action upon satisfaction of certain conditions, the fees to be paid to the representative plaintiff and the authority of the court to approve any arrangement or compromise with a defendant.

Special Tender Offers; Forced Sale of Shares

Sections 328 through 340 of the Israeli Companies Law, which relate to special tender offers and forced sales of shares, shall be applicable to the Company. Such sections provide that in a public company, no purchase shall be effected as a result of which a person shall become a holder of a control block if there is no such holder in the company, and no purchase shall be effected as a result of which the purchaser’s holdings shall increase above 45% of the voting rights of the Company if there is no other person holding more than 45% of the voting rights in the Company, other than by way of a tender offer in accordance with the Israeli Companies Law.

The sections dealing with tender offers do not apply to the purchase of shares in a private placement.

Where a special tender offer has been made, the Board of Directors of the Company must give its opinion to the offerees regarding the advisability of the special tender offer and must disclose all personal interests of each of the directors in the tender offer. A special tender offer must be made to all offerees, and the offer may only be accepted by a majority of the votes of those offerees who gave notice of their position with respect to the offer. The votes of a holder of a controlling interest in the offeror, a holder of a control block in the Company, or any person acting on their or on the offeror’s behalf, shall not be taken into account.

A special tender offer may not be accepted unless shares conferring at least 5% of the voting rights in the Company have been purchased. Shares purchased in contravention of these requirements of the Israeli Companies Law will not confer any right and will be “dormant” shares as defined in the Israeli Companies Law.

Where a special tender offer has been accepted, the offeror, or any person controlling the offeror, shall not for a period of one year following the date of the tender offer, make another tender offer for purchase of shares in the company, and they shall not effect a merger of the company unless they undertook to do so in the special tender offer.

A person may not purchase shares of the Company such that after the purchase he holds more than 90% of the shares of the Company other than by way of a tender offer of all of the shares. When a stockholder owns more than 90% of all of the shares of the Company he shall not purchase any additional shares for so long as he continues to hold at least 90%.

Where a complete tender offer is accepted by the offerees in such a way that the rate of holding of the offerees who did not accept the offer is less than 5% of the issued shares, all of the shares that the offeror sought to purchase shall be transferred to him. Where a complete tender offer is not accepted, the offeror shall not purchase shares from offerees who have accepted the offer that will confer on him a holding of more than 90% of all the outstanding shares.

Upon application of an offeree submitted no later than three months after the date of receipt of the complete tender offer, a court may rule that the consideration paid for shares in a tender offer was less than their fair value and that fair value should be paid.

Compromises and Arrangements with Creditors and Stockholders

Whenever a compromise or arrangement is proposed between the Company and its creditors or any class of them and/or between the Company and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application of the Company or of any creditor or stockholder, or on the application of any receiver or receivers appointed for the Company under the provisions of Section 291 of Title 8 of the Delaware Code, or on the application of trustees in dissolution or of any receiver or receivers appointed for the Company under the provisions of Section 279 of Title 8 of the Delaware Code, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, to be summoned in such manner as the court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Company, as the case may be, agree to any compromise or arrangement and to any reorganization of the Company as a consequence of such compromise or arrangement, such compromise or arrangement and the reorganization shall, if sanctioned by the court to which the application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Company and on the Company.

Director Liability

Sections 252 through 256 of the Israeli Companies Law will apply to the Company. Such sections provide that (i) an office holder owes a duty of care to the Company as provided in sections 35 and 36 of the Civil Wrongs Ordinance (which sections are included in Appendix E hereto), (ii) an office holder shall act with the standard of proficiency with which a reasonable office holder, in the same position and in the same circumstances, would act, and (iii) an office holder shall owe a fiduciary duty to the Company, and shall act in good faith and for the benefit of the Company. The Company may approve an act that would otherwise be deemed a violation of an office holder’s fiduciary duty to the Company if (1) the office holder acted in good faith and neither the act nor the approval of the act prejudices the benefit of the Company, and (2) the office holder disclosed the essence of his personal interest in the act, including any substantial fact or document, a reasonable time before the date for discussion of the approval.

Securities (Purchase Offer) Regulations, 5760-2001

The Securities (Purchase Offer) Regulations, 5760-2000 shall apply to the Company following a public offering of its common stock in Israel. A complete copy of the Securities (Purchase Offer) Regulations, 5760-2000 is attached as Appendix G hereto.

MATERIAL U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REINCORPORATION

The following description of federal income tax consequences is based on the Internal Revenue Code (the “Code”) and applicable treasury regulations promulgated thereunder, judicial authority and current administrative rulings and practices as in effect on the date of this proxy statement. This discussion should not be considered tax or investment advice, and the tax consequences of the reincorporation may not be the same for all stockholders. In particular, this discussion does not address the tax treatment of special classes of stockholders, such as banks, insurance companies, tax-exempt entities and foreign persons. Stockholders desiring to know their individual federal, state, local and foreign tax consequences should consult their own tax advisors.

The reincorporation is intended to qualify as a tax-free reorganization under Section 368(a)(1)(F) or 368(a)(1)(A) of the Code. Assuming such tax treatment, the following U.S. federal income tax consequences will generally result:

•

No taxable income, gain, or loss will be recognized by the Company or the Company’s stockholders as a result of the exchange of shares of the Company’s common stock for shares of Brainstorm Delaware common stock pursuant to the reincorporation.

•

The aggregate tax basis of the Brainstorm Delaware common stock received by each Company stockholder in the reincorporation will be equal to the aggregate tax basis of the Company’s common stock surrendered in exchange therefore.

•

The holding period of the Brainstorm Delaware common stock received by each Company stockholder in the reincorporation will include the period for which such stockholder held the Company common stock surrendered in exchange therefor, provided that such Company common stock was held by such stockholder as a capital asset at the time of the reincorporation.

The Company has not requested a ruling from the Internal Revenue Service (the “IRS”) or an opinion of counsel with respect to the federal income tax consequences of the reincorporation under applicable tax laws. The Company believes that such a ruling and opinion are unnecessary and would add unneeded cost and delay because it knows of no reason why the IRS should challenge the described income tax consequences of the reincorporation. However, a successful IRS challenge to the reorganization status of the reincorporation would result in material adverse tax consequences to the Company, and in a shareholder recognizing gain or loss with respect to each share of Company common stock exchanged in the Reincorporation.

REGULATORY APPROVALS

The Company does not expect the merger to occur until it has all required consents of governmental authorities, including the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the filing of  Articles of Merger with the Secretary of State of the State of Washington.

SECURITIES ACT CONSEQUENCES

The shares of Brainstorm Delaware common stock to be issued in exchange for shares of Company common stock are not being registered under the Securities Act of 1933, as amended (the “1933 Act”). In that regard, Brainstorm Delaware is relying on Rule 145(a)(2) under the 1933 Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the 1933 Act, and on interpretations of the rule by the Securities and Exchange Commission (the “Commission”) which indicate that the making of certain changes in the surviving corporation’s charter documents which could otherwise be made only with the approval of the stockholders of either corporation does not render Rule 145(a)(2) inapplicable.

After the reincorporation, Brainstorm Delaware will be a publicly-held company, Brainstorm Delaware common stock will be traded on the Over-the-Counter Bulletin Board service of the National Association of Securities Dealers, Inc. under the symbol “BCLI.”, and Brainstorm Delaware will file periodic reports and other documents with the Commission and provide to its stockholders the same types of information that the Company has previously filed and provided. Stockholders whose common stock is freely tradable before the reincorporation will have freely tradable shares of Brainstorm Delaware common stock. Stockholders holding restricted shares of common stock will have shares of Brainstorm Delaware common stock which are subject to the same restrictions on transfer as those to which their present shares of common stock are subject, and their stock certificates, if surrendered for replacement certificates representing shares of Brainstorm Delaware common stock, will bear the same restrictive legend as appears on their present stock certificates.

For purposes of computing compliance with the holding period requirement of Rule 144 under the 1933 Act, stockholders will be deemed to have acquired their shares of Brainstorm Delaware common stock on the date they acquired their shares of Company common stock. In summary, Brainstorm Delaware and its stockholders will be in the same respective positions under the federal securities laws after the reincorporation as were the Company and its stockholders prior to the reincorporation.

ABANDONMENT, DEFERRAL AND AMENDMENT

Notwithstanding a favorable vote of the stockholders, the Company reserves the right, by action of the Company’s Board of Directors, to abandon the reincorporation prior to effectiveness of the reincorporation or to amend the Merger Agreement if it determines that such abandonment or amendment is in the best interests of the Company. The Company also reserves the right, by action of the Company’s Board of Directors, to defer the reincorporation for a reasonable period of time if, in the opinion of the Boards of Directors of the Company, such action would be in the best interests of the Company. The Merger Agreement, however, may not be amended after shareholder approval if such amendment would have a material adverse effect on the rights of such shareholders or violate applicable law. The Company’s Board of Directors has made no determination as to any circumstances which may prompt a decision to abandon the reincorporation.

RECOMMENDATION OF THE BRAINSTORM BOARD

Pursuant to the WBCA, this proposal to reincorporate the Company in Delaware pursuant to the Merger Agreement must be approved by the affirmative vote of at least a majority of the voting group comprising all the votes entitled to be cast on the plan of reincorporation.

The Company’s Board of Directors unanimously recommends a vote “FOR” this proposal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of September 30, 2006 with respect to the beneficial ownership of common stock of the Company by the following: (i) each of the Company’s current directors; (ii) each of the “named executive officers” as defined in Item 402(a)(2) of Regulation S-B; (iii) the former Chief Executive Officer of the Company; (iv) all of the current executive officers and directors as a group; and (v) each person known by the Company to own beneficially more than five percent (5%) of the outstanding shares of the Company’s common stock.

For purposes of the following table, beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the “SEC”) and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as otherwise noted in the footnotes to the table, the Company believes that each person or entity named in the table has sole voting and investment power with respect to all shares of the Company’s common stock shown as beneficially owned by that person or entity (or shares such power with his or her spouse). Under the SEC’s rules, shares of the Company’s common stock issuable upon exercise of options that are exercisable on or within 60 days after September 30, 2006 (“Presently Exercisable Options”) or under warrants that are exercisable on or within 60 days after September 30, 2006 (“Presently Exercisable Warrants”) are deemed outstanding and therefore included in the number of shares reported as beneficially owned by a person or entity named in the table and are used to compute the percentage of the common stock beneficially owned by that person or entity. These shares are not, however, deemed outstanding for computing the percentage of the common stock beneficially owned by any other person or entity. Unless otherwise indicated, the address of each person listed in the table is c/o Brainstorm Cell Therapeutics Inc., 110 East 59th Street, 25th Floor, New York, NY 10022.

The percentage of the common stock beneficially owned by each person or entity named in the following table is based on 23,729,961 shares of common stock outstanding as of September 30, 2006 plus any shares issuable upon exercise of Presently Exercisable Options and Presently Exercisable Warrants held by such person or entity.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percentage of Class

Directors and Named Executive Officers
Dr. Yaffa Beck (Former Chief Executive Officer)	800,000	(1)	3.3%
Yoram Drucker	957,173	(2)	3.9%
David Stolick	333,333	(3)	1.4%
Irit Arbel	2,433,333	(4)	10.2%
Michael Greenfield (Ben Ari)	200,000	(5)	*
Robert Shorr	200,000	(6)	*
All current directors and executive officers as a group (5 persons)	4,123,839		16.7%

5% Shareholders
Ramot at Tel Aviv University Ltd.	6,363,849	(7)	21.2%
32 Haim Levanon Street Tel Aviv University, Ramat Aviv Tel Aviv, L3 61392

Eldad Melamed	2,688,178	(8)	10.2%
c/o Rabin Medical Center Beilinson Campus Sackler School of Medicine, Tel Aviv University Petah-Tikva, L3 49100

Daniel Offen	2,688,177	(9)	10.2%
c/o Felsenstein Medical Research Center Rabin Medical Center, Tel Aviv University Petah-Tikva, L3 49100

Zegal & Ross Capital	2,600,000	(10)	11.0%
1748 54th Street Brooklyn, New York 11204

Basad Holdings Ltd.	1,610,000	(11)	6.8%
55 Ameer Avenue, Suite 9050 Toronto, Ontario, Canada M6A2Z1

——————

*

Less than 1%.

(1)

Consists of 800,000 shares of Common Stock issuable upon the exercise of Presently Exercisable Options at an exercise price of $0.15.

(2)

Consists of (i) 400,000 shares of Common Stock owned by Mr. Drucker; and (ii) 557,173 shares of Common Stock issuable upon the exercise of Presently Exercisable Options at an exercise price of $0.15.

(3)

Consists of 333,333 shares of Common Stock issuable upon the exercise of Presently Exercisable Options at an exercise price of $0.15.

(4)

Consists of (i) 2,300,000 shares of Common Stock owned by Dr. Arbel; and (ii) 133,333 shares of Common Stock issuable upon the exercise of Presently Exercisable Options at an exercise price of $0.15. Dr. Arbel’s address is 6 Hadison Street, Jerusalem, Israel.

(5)

Consists of 100,000 shares of restricted stock, which shares are subject to the Company’s right to repurchase at a purchase price of par value ($0.00005), which repurchase right expires in three (3) equal annual installments beginning on May 27, 2006, and 100,000 shares of restricted stock, which shares are subject to the Company’s right to repurchase at a purchase price of par value ($0.00005), which repurchase right expires in three (3) equal annual installments beginning on May 2, 2007.

(6)

Consists of 100,000 shares of restricted stock, which shares are subject to the Company’s right to repurchase at a purchase price of par value ($0.00005), which repurchase right expires in three (3) equal annual installments beginning on May 27, 2006, and 100,000 shares of restricted stock, which shares are subject to the Company’s right to repurchase at a purchase price of par value ($0.00005), which repurchase right expires in three (3) equal annual installments beginning on May 2, 2007.

(7)

Consists of shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants. Tel Aviv University and Tel Aviv University Economic Corp. Ltd. may each be deemed the beneficial owners of these shares. Based solely on information provided in Schedule 13D filed with the SEC by Ramot at Tel-Aviv University Ltd. on November 21, 2005.

(8)

Consists of shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants. Based solely on information provided in Schedule 13D filed with the SEC by Prof. Eldad Melamed on September 26, 2005.

(9)

Consists of shares of Common Stock issuable upon the exercise of Presently Exercisable Warrants. Based solely on information provided in Schedule 13D filed with the SEC by Daniel Offen on September 26, 2005.

(10)

Based solely on information provided in Schedule 13D filed with the SEC by Zegal & Ross Capital on July 16, 2004.

(11)

Based solely on information provided in Schedule 13D filed with the SEC by Basad Holdings Ltd. on July 27, 2004.

Other Matters

The Board of Directors does not anticipate that any other matters will be brought before the Meeting. However, if any additional matters are properly presented at the Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters. Discretionary authority for them to do so is contained in the enclosed proxy card.

An adjournment of the Meeting may be made from time to time by the chairman of the Meeting or by approval of the holders of shares representing a majority of the votes present in person or by proxy at the Meeting, whether or not a quorum exists. In their discretion, the proxies named in the proxy card are authorized to vote upon any adjournment of the Meeting.

By Order of the Board of Directors

YORAM DRUCKER, Secretary

New York, New York
November 21, 2006

BRAINSTORM CELL THERAPEUTICS INC.

Dear Shareholder:

Please take note of the important information enclosed with this proxy card. There are important issues related to the operation of the Company that require your immediate attention and approval. The issues are discussed in detail in the enclosed proxy materials.

Your vote counts and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it, and return your proxy card in the enclosed postage paid envelope.

Your vote must be received prior to the Special Meeting of Shareholders on December 18, 2006.

Thank you in advance for your prompt consideration of these matters.

FOLD AND DETACH HERE

BRAINSTORM CELL THERAPEUTICS INC.

PROXY	SPECIAL MEETING OF SHAREHOLDERS	PROXY

DECEMBER 18, 2006

The undersigned hereby appoints Yoram Drucker and David Stolick, and each of them singly, with full power of substitution, proxies to represent the undersigned at the Special Meeting of Shareholders of Brainstorm Cell Therapeutics Inc. to be held on December 18, 2006 at 10:00 a.m., New York City Time, at the offices of the Company, 110 East 59th Street, 25th Floor, New York, NY 10022, and at any adjournments or postponements thereof, to vote in the name and place of the undersigned, with all powers which the undersigned would possess if personally present, upon such business as may properly come before the meeting including the proposals set forth on the reverse side of this proxy card.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD RECOMMENDS AN AFFIRMATIVE VOTE ON THE PROPOSALS. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE VOTE, DATE AND SIGN THIS PROXY IN THE SPACE PROVIDED AND RETURN IT IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON.

Please sign exactly as your name(s) appear(s) on this proxy card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by the authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

FOLD AND DETACH HERE

BRAINSTORM CELL THERAPEUTICS INC.

☒ PLEASE MARK VOTES AS IN THIS EXAMPLE.

1.

To change the state of incorporation of the Company from Washington to Delaware.

FOR ☐	AGAINST ☐	ABSTAIN ☐

2.

To transact such other business as may properly come before the meeting and any adjournment or postponement thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING.   ☐

Mark box at right if an address change or comment has been noted on the reverse side of this proxy card. ☐

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of the Special Meeting of Shareholders and the proxy statement with respect thereto and hereby revoke(s) any proxy or proxies heretofore given.

PLEASE BE SURE TO DATE AND SIGN THIS PROXY.

Signature:	Date:

Signature:	Date:

APPENDIX A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER, dated this       day of November 2006 between Brainstorm Cell Therapeutics Inc., a Washington corporation (the “Company”), and Brainstorm Cell Therapeutics Inc., a Delaware corporation (the “Surviving Company”).

WITNESSETH:

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Washington and is authorized to issue (i) 440,000,000 shares of Common Stock, $0.00005 par value per share, and (ii) 40,000,000 shares of preferred stock;

WHEREAS, the Surviving Company is a corporation duly organized and existing under the laws of the State of Delaware, is a wholly owned subsidiary of the Company and is authorized to issue 800,000,000 shares of Common Stock, $0.00005 par value per share, of which 1,000 shares are issued to the Company and outstanding as of the date hereof;

WHEREAS, the Company desires to merge itself into the Surviving Company;

WHEREAS, the Surviving Company desires that the Company be merged into itself; and

WHEREAS, the Boards of Directors of the Company and the Surviving Company have adopted a resolution approving this Agreement and Plan of Merger;

NOW THEREFORE, in consideration of the foregoing premises and the undertakings herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Merger. The Company shall be merged into the Surviving Company pursuant to Section 251 of the General Corporation Law of Delaware and Section 23B.11.010 of the Washington Business Corporation Act. The Surviving Company shall survive the merger herein contemplated and shall continue to be governed by the laws of the State of Delaware. The separate corporate existence of the Company shall cease upon the Effective Date (as defined below). The merger of the Company into the Surviving Company shall herein be referred to as the “Merger.”

2. Stockholder Approval. As soon as practicable after the execution of this Agreement and Plan of Merger, the Company and the Surviving Company shall submit this Agreement and Plan of Merger to their respective stockholders for approval.

3. Effective Date. The Merger shall be effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware and the filing of Articles of Merger with the Secretary of State of the State of Washington, which filings shall be made as soon as practicable after all required stockholder approvals have been obtained. The time of such effectiveness shall herein be referred to as the “Effective Date.”

4. Common Stock of the Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each share of Common Stock of the Company issued and outstanding immediately prior thereto shall cease to exist and shall be changed and converted into fully paid and non-assessable share(s) of the Common Stock of the Surviving Company.

5. Warrants of the Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, each outstanding Warrant which prior to that time represented Warrants of the Company shall cease to exist and shall be deemed for all purposes to evidence ownership of and to represent Warrants of the Surviving Company and shall be so registered on the books and records of the Surviving Company or its transfer agents.

6. Options of the Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holders thereof, the Surviving Company will assume and continue any and all of the Company’s employee benefit plans in effect on the Effective Date with respect to which employee options, rights or accrued benefits are outstanding and unexercised as of such date. Effective on the Effective Date, the Surviving Company shall continue in effect all such employee benefit plans upon the same terms and conditions as were in effect immediately prior to the Merger, and shall continue to reserve that number of shares of Common Stock of the Surviving Company with respect to each such employee benefit plan as was reserved by the Company prior to the Effective Date with no other changes in the terms and conditions of such options.

7. Common Stock of the Surviving Company. On the Effective Date, by virtue of the Merger and without any action on the part of the holder thereof, each share of Common Stock of the Surviving Company issued and outstanding immediately prior thereto shall be canceled and returned to the status of authorized but unissued shares.

8. Stock Certificates. On and after the Effective Date, all of the outstanding certificates which prior to that time represented shares of the Common Stock of the Company shall be deemed for all purposes to evidence ownership of and to represent the shares of the Surviving Company into which the shares of the Company represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Surviving Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Company or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of the Surviving Company evidenced by such outstanding certificate as above provided.

9. Succession. On the Effective Date, the Surviving Company shall succeed to all of the rights, privileges, debts, liabilities, powers and property of the Company in the manner of and as more fully set forth in Section 259 of the General Corporation Law of Delaware. Without limiting the foregoing, upon the Effective Date, all property, rights, privileges, franchises, patents, trademarks, licenses, registrations, and other assets of every kind and description of the Company shall be transferred to, vested in and devolved upon the Surviving Company without further act or deed and all property, rights, and every other interest of the Company and the Surviving Company shall be as effectively the property of the Surviving Company as they were of the Company and the Surviving Company, respectively. All rights of creditors of the Company and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company, including, without limitation, all liabilities and duties of the Company under The 2004 Global Share Option Plan and the 2005 U.S. Stock Option and Incentive Plan shall attach to the Surviving Company and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

10. Certificate of Incorporation and By-Laws. The Certificate of Incorporation of the Surviving Company in effect on the Effective Date shall continue to be the Certificate of Incorporation of the Surviving Company until further amended in accordance with the provisions thereof and applicable law. The Bylaws of the Surviving Company in effect on the Effective Date shall continue to be the Bylaws of the Surviving Company until amended in accordance with the provisions thereof and applicable law.

11. Directors and Officers. The members of the Board of Directors and the officers of the Surviving Company on the Effective Date shall continue in office until the expiration of their respective terms of office and until their successors have been elected and qualified.

12. Further Assurances. From time to time, as and when required by the Surviving Company or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confirm of record or otherwise in the Surviving Company the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes of this Agreement and Plan of Merger, and the officers and directors of the Company are fully authorized in the name and on behalf of the Company or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

13. Amendment. This Agreement and Plan of Merger may be amended by the Boards of Directors of the Company and the Surviving Company at any time prior to the Effective Date, provided that an amendment made subsequent to the approval of this Agreement and Plan of Merger by the stockholders of either the Company or the Surviving Company shall not (1) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for or on conversion of all or any of the shares of any class or series thereof of such corporation, (2) alter or change any term of the Certificate of Incorporation of the Surviving Company to be effected by the Merger or (3) alter or change any of the terms and conditions of this Agreement and Plan of Merger if such alteration or change would adversely affect the holders of any class or series of the stock of such corporation.

14. Abandonment or Deferral. At any time before the Effective Time, this Agreement and Plan of Merger may be terminated and the Merger may be abandoned by the Board of Directors of either the Company or the Surviving Company or both, notwithstanding the approval of this Agreement and Plan of Merger by the shareholders of the Company or the Surviving Company or the prior filing of this Agreement and Plan of Merger with the Secretary of State of the State of Delaware, or the consummation of the Merger may be deferred for a reasonable period of time if, in the opinion of the Boards of Directors of the Company and the Surviving Company, such action would be in the best interest of such corporations. In the event of termination of this Agreement and Plan of Merger, this Agreement and Plan of Merger shall become void and of no effect and there shall be no liability on the part of either corporation or its Board of Directors or shareholders with respect thereto, except that the Company shall pay all expenses incurred in connection with the Merger or in respect of this Agreement and Plan of Merger or relating thereto.

15. Tax-Free Reorganization. The Company and the Surviving Company intend that the Merger shall qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). This Agreement and Plan of Merger shall constitute a plan of reorganization within the meaning of Section 368(a) of the Code.

16. Counterparts. This Agreement and Plan of Merger may be executed in any number of counterparts, each of which shall be deemed to be an original.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement and Plan of Merger to be executed and attested on its behalf by its officers thereunto duly authorized, as of the date first above written.

Brainstorm Cell Therapeutics Inc. (A Washington Corporation)

By:
Name:
Title:

Brainstorm Cell Therapeutics Inc. (A Delaware Corporation)

By:
Name:
Title:

APPENDIX B

CERTIFICATE OF INCORPORATION
OF
BRAINSTORM CELL THERAPUETICS INC.

FIRST: The name of the Corporation is Brainstorm Cell Therapeutics Inc.

SECOND: The address of the Corporation’s registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD: The nature of the business or purposes to be conducted or promoted by the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

FOURTH: The Corporation shall have authority to issue Eight Hundred Million (800,000,000) shares of Common Stock, par value $0.00005 per share (the “Common Stock”).

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of the Common Stock of the Corporation.

1.

General. All Common Stock of the Corporation shall be of the same class, common, and shall have the same right and preferences.

2.

Voting. The holders of the shares of Common Stock shall be entitled to one vote for each share so held with respect to all matters voted on by the stockholders of the Corporation. There shall be no cumulative voting.

3.

Dividends. To the extent permitted under the General Corporation Law of Delaware, dividends may be declared and paid on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors.

4.

Liquidation. Upon the dissolution, liquidation or winding up of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all remaining assets of the Corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

FIFTH: The Corporation is to have perpetual existence.

SIXTH: In furtherance and not in limitation of the powers conferred upon it by the laws of the State of Delaware, the Board of Directors shall have the power to adopt, amend, alter or repeal the Corporation’s Bylaws. The affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present shall be required to adopt, amend, alter or repeal the Corporation’s Bylaws. The stockholders shall also have the power to adopt, amend or repeal the Bylaws of the Corporation.

SEVENTH: Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the statutes) outside of the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

EIGHTH: Except as otherwise provided herein, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

NINTH: The Corporation shall indemnify its present and former directors and officers to the maximum extent permitted by the General Corporation Law of Delaware as from time to time amended. The indemnification provided for herein shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise.

TENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction in which the director derived an improper personal benefit.

Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

UPON COMPLETION BY THE CORPORATION OF A PUBLIC OFFERING OF ITS COMMON STOCK IN ISRAEL, THEN, IN ADDITION TO ALL OTHER PROVISIONS CONTAINED IN THIS CERTIFICATE OF INCORPORATION AND IN THE DELAWARE GENERAL CORPORATION LAW, THE FOLLOWING SECTION TENTH – A. SHALL BE APPLICABLE TO THE CORPORATION:

TENTH – A. – To the fullest extent permitted by applicable laws, the provisions of Sections 252 through 256 of the Israeli Companies Law, 1999 shall apply to this Corporation.

ELEVENTH: This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1.

General Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Corporation’s Board of Directors.

2.

Number of Directors; Election of Directors. The number of directors of the Corporation shall be established by the Board of Directors. Election of directors need not be by written ballot, except as and to the extent provided in the Bylaws of the Corporation.

3.

Quorum. The majority of the directors at any time in office shall constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.

4.

Action at Meeting. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law or by this Certificate of Incorporation.

5.

Removal. Unless otherwise restricted by statute, by this Certificate of Incorporation or the Bylaws of the Corporation, any director, or all of the directors, may be removed from the Board, with or without cause, but only by the affirmative vote of the holders of at least a majority of the votes which all the stockholders would be entitled to cast in any annual election of directors or class of directors.

6.

Vacancies. Any vacancy or newly created directorships in the Board of Directors, however occurring, shall be filled only by vote of a majority of the directors then in office, whether or not less than a quorum, or by a sole remaining director and shall not be filled by the stockholders. A director elected to fill a vacancy shall hold office until the next annual meeting of stockholders for the election of directors subject to such director’s earlier death, resignation or removal.

7.

Stockholder Nominations and Introduction of Business, Etc. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the Bylaws of the Corporation.

UPON COMPLETION BY THE CORPORATION OF A PUBLIC OFFERING OF ITS COMMON STOCK IN ISRAEL, THEN, IN ADDITION TO ALL OTHER PROVISIONS CONTAINED IN THIS CERTIFICATE OF INCORPORATION AND IN THE DELAWARE GENERAL CORPORATION LAW, THE FOLLOWING SECTIONS ELEVENTH – A., ELEVENTH – B., ELEVENTH – C. AND ELEVENTH – D. SHALL BE APPLICABLE TO THE CORPORATION:

ELEVENTH – A. – Independent Directors.

1.

The Board of Directors of the Corporation shall at all times include at least two (2) directors (the “Independent Directors”) elected by the stockholders of the Corporation, on condition that one of the following holds true:

(1)

the majority of votes at the meeting of stockholders includes at least one third of all the votes of the stockholders who are not Controlling Stockholders in the company or their representatives and who participate in the voting; abstentions shall not be included in the total of the votes of the aforesaid stockholders;

(2)

the total of opposing votes from among the stockholders said in paragraph (1) does not exceed 1% of all the voting rights in the company;

The term “Controlling Stockholder” shall have the same meaning as the term “Holder of Control” as set forth in Section 268 of the Israeli Companies Law, 1999.

2.

Any vacancy in the office of an Independent Director may be filled only by the stockholders and may not be filled by the remaining directors. The Board of Directors shall call a special stockholder meeting for the election of Independent Directors at any time there are less than two (2) Independent Directors in office. An Independent Director shall not be removed from office without cause. No person shall serve in the office of an Independent Director for more than six one-year terms.

3.

An Independent Director is required to be a resident of the State of Israel.

4.

The term “Exempt Directorship” shall mean the office of an Independent Director then filled by a person who was elected as an Independent Director for three (and not more than three) consecutive one-year terms. Without limiting any other provision set forth herein, at any election to fill the office of an Independent Director, other than an election to fill the office of an Exempt Directorship or a vacancy or a newly created directorship, only a person then serving in the office of an Independent Director may qualify for election to such office unless such person is otherwise disqualified to serve as an Independent Director.

5.

At any election of directors of the Corporation for the election of a person to serve as an Independent Director, the resolution shall specifically identify the directorship to be elected as an Independent Director.

6.

An Independent Director shall have professional qualifications or accounting and financial expertise, subject to at least one of the Independent Directors having accounting and financial expertise, and shall be subject to Section 240(a1) of the Israeli Companies Law, 1999 and the rules promulgated thereunder.

7.

No individual shall be appointed as Independent Director if – at the time of the appointment or during the two years that preceded the appointment – he, his relative, partner, employer or a corporate body of which he is a controlling party had an interest in the corporation, in a person who was a controlling party of the corporation at the time of the appointment, or in another corporate body; for purposes of this subsection –

“interest” – an employment relationship, commercial or professional ties in general or control, as well as service as an officer, other than service as a director who was appointed as an Independent Director in a company that is due to offer shares to the public for the first time.

“other corporate body” – a corporate body, in which the corporation or controlling member of it is a controlling member at the time of the appointment or during the two years before the time of the appointment.

8.

No individual shall be appointed as an Independent Director if his other positions or affairs create or are liable to create a conflict of interest with his position as an Independent Director, or if they are liable to constrain his ability to serve as Independent Director.

9.

A Director in one company shall not be appointed as an Independent Director in another company, if at that time a Director of the other company serves as Independent Director in the first company.

10.

No individual shall be appointed an Independent Director in a public company if he is an employee of the Israeli Securities Authority or an employee of a stock exchange in Israel.

11.

A person shall not be nominated for election, or elected, as an Independent Director unless such person has first submitted to the Corporation a written statement confirming his qualification to serve in such office consistent with the terms hereof.

12.

The declaration shall be kept in the company’s registered office and it shall be open to inspection by all persons.

13.

An Independent Director shall not be entitled to any compensation or other payment from the Corporation, except as determined by applicable law and insurance coverage and indemnification under the Corporation’s Bylaws or as determined by other applicable laws.

14.

Each committee of the Board of Directors shall include at least one Independent Director.

15.

If the Board of Directors learns of a suspicion that an Independent Director no longer meets one of the conditions required under applicable law for the appointment of an Independent Director, or of a suspicion that the Director has violated his fiduciary duty of loyalty, then the Board of Directors shall discuss the matter at the meeting first convened after it learned of the matter.

16.

If the Board of Directors determines that the Independent Director no longer meets a condition required under applicable law for his appointment or that he has violated his fiduciary duty of loyalty, then the Board of Directors shall call a special meeting with removal of the Independent Director from office on its agenda.

17.

The reasons of the Board of Directors shall be presented to the meeting of stockholders and the Independent Director shall be given a reasonable opportunity to present his position; the meeting of stockholders’ decision to terminate an Independent Director’s term of office shall be adopted with the same majority that was necessary for his appointment.

18.

On application by a Director or stockholder the Court may order the service of an Independent Director terminated, if found that he no longer meets a condition required under applicable law for his appointment or that he has violated his fiduciary duty of loyalty to the corporation.

19.

The Court may order to terminate the service of an Independent Director according to applicable law.

20.

For a period of two (2) years following the termination of the service of a person as an Independent Director of the Corporation, the Corporation shall not directly or indirectly enter into any employment, consulting or other arrangement for fees with such person, and such person may not serve as a director or officer of the Corporation.

21.

The first Independent Directors shall be appointed by a meeting of stockholders, which shall be convened not later than three months after the date on which the company becomes a public company.

22.

From the time that a public company becomes a private company the provisions of this section will no longer be applicable regarding someone who serves or has served the company as an Independent Director. If the corporation has not made a decision regarding the continuation of the service of the Independent Director, his service will be terminated three months after the corporation becomes a private company.

ELEVENTH – B. – Chairman. The same person may not hold the office of Chairman of the Board and the General Manager as defined in the By-laws unless permitted by Section 121(c) to the Israeli Companies Law, 1999.

ELEVENTH – C. – Audit Committee.

1.

The Board of Directors shall appoint an Audit Committee, consisting of no less than three (3) directors. The members of the Audit Committee shall at all times include the Independent Directors, and shall not include (i) the Chairman of the Board, (ii) any director who is either employed by, or provides services to, the Corporation on a regular basis (other than in the capacity as a director), or (iii) any director who is either a Controlling Stockholder of the Corporation or any relative of any Controlling Stockholder of the Corporation.

2.

The Audit Committee shall meet upon request by either its Chair or a majority of its members or by the request of the Board of Directors. Provisions 110-118 of the Israeli Companies Law, 1999 shall apply to the Audit committee mutatis mutandis and to the fullest extent possible by applicable law.

3.

The Corporation’s Internal Auditor shall receive prior notice of, and shall be permitted to attend, any meeting of the Audit Committee.

4.

The Internal Auditor may request of the chairman of the Audit Committee that he convene the committee in order to discuss a subject specified in his request, and the chairman of the Audit Committee shall convene the Audit Committee within a reasonable time after the date of the request, if he thinks that there is a good reason therefor. Notice of Audit Committee meetings, in which a subject connected with the auditing of the financial reports is to be raised, shall be delivered to the auditing accountant of the corporation, who shall be entitled to participate in the meeting.

5.

The Audit committee shall have the following powers and duties:

(a)

Identify deficiencies in the management of the Corporation, inter alia in consultation with the Corporation’s Internal Auditor and the Corporation’s auditing accountant, and recommending corrective measures as needed; and

(b)

To consider the approval of actions by an officer allegedly in violation of such officer’s fiduciary duty of loyalty as set forth in Section 255 and 268-275 to the Israeli Companies Law, 1999 including an Interested Transaction (as defined below) to the fullest extent permitted by applicable laws.

6.

The Audit Committee shall not approve a suspension or termination of the Internal Auditor without first giving the Internal Auditor an opportunity to be heard and subject to section ELEVENTH-D-8 herein.

ELEVENTH – D. – Internal Auditor.

1.

The Corporation shall at all times have an Internal Auditor appointed by the Board of Directors, on the proposal of the Audit Committee. The Internal Auditor shall be a natural person who is not (i) an interested party (as interpreted under applicable law), (ii) an officer or employee of the Corporation or a relative of any officer or employee of the Corporation, or (iii) the Corporation’s auditing accountant or its designee.

2.

The Internal Auditor shall perform his duties consistent with Sections 3(a), 4(b), 8-10, 14(b) and 14(c) of the Israeli Internal Audit Law, 1992, subject to the provisions of the Israeli Companies Law, 1999 mutatis mutandis.

3.

The Chairman of the Board of Directors or the General Manager as defined in the Bylaws, shall be the organizational superior of the Internal Auditor or such other officer as may be designated from time to time by the Board of Directors, and in the absence of such designation, the Chairman of the Board.

4.

The Internal Auditor shall submit to the Audit Committee periodic and annual audit plans for its advance approval. The Chairman of the Board and the Chair of the Audit Committee may, from time to time, delegate to the Internal Auditor additional audit duties for urgent examination in addition to the audit plan. A report on urgent matters which he examined shall be submitted to the person who ordered the Internal Auditor to make the examination.

5.

It shall be the duty of the Internal Auditor, among other duties, to audit the Corporation’s compliance with applicable laws and proper business practices.

6.

The Internal Auditor shall report his findings to the Chairman of the Board, the Chair of the Audit Committee and the General Manager.

7.

To the fullest extent permissible by applicable law an Internal Auditor’s term in office shall not be terminated without his concurrence, and he shall not be suspended from office, unless the Board of Directors so decided after it heard the position of the Audit Committee and after the Internal Auditor was given a reasonable opportunity to state his case before the Board of Directors and before the Audit Committee.

8.

For the purpose of this section the quorum for opening the meeting of the Board of Directors shall be not less than a majority of the members of the Board of Directors.

TWELFTH: Any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of stockholders of the Corporation or by any consent in writing by such stockholders.

THIRTEENTH: Special meetings of the stockholders may be called at any time by the President, the Chairman of the Board, if any, or any two members of the Board of Directors, or by the Secretary or any other officer upon the written request of one or more stockholders holding of record at least a majority of the outstanding shares of stock of the corporation entitled to vote at such meeting. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

UPON COMPLETION BY THE CORPORATION OF A PUBLIC OFFERING OF ITS COMMON STOCK IN ISRAEL, THEN, IN ADDITION TO ALL OTHER PROVISIONS CONTAINED IN THIS CERTIFICATE OF INCORPORATION AND IN THE DELAWARE GENERAL CORPORATION LAW, THE FOLLOWING SECTION THIRTEENTH – A. SHALL BE APPLICABLE TO THE CORPORATION:

THIRTEENTH – A. – Stockholders.

1.

Each notice of any annual or special meeting of the stockholders of the Corporation shall be accompanied by a form of proxy card, setting forth the resolutions to be presented by the Board of Directors of the Corporation for a vote at such meeting and in addition shall comply with the provisions of Sections 87 and 89 of the Israeli Companies Law, 1999 and regulations promulgated thereunder. The Corporation shall provide prompt notice of the meeting to the Israeli Securities Authority and the Tel-Aviv Stock Exchange (“TASE”), stating its place, date and matters to be addressed at the meeting, and shall further publish a notice of the meeting in two (2) daily newspapers of general circulation in Hebrew at least two (2) days prior to the date of the meeting. Each beneficial stockholder whose shares are held by a bank or a TASE member in Israel and are registered on the books of the Corporation in the name of the applicable Registration Company or in the name of any company acting for DTC, shall be permitted to participate at the meeting and to vote such stock by a proxy issued by the applicable Registration Company or the company acting for DTC, as the case may be.

2.

In the event of the taking of any action by written consent of stockholders, prompt notice shall be delivered to any stockholder who did not execute such consent, and in any event no later than 30 days after the taking of the action.

3.

Any stockholder of the Corporation shall have the right, upon written request, to receive copies of minutes of meetings of the stockholders, the Corporation’s stock ledger and a list of its stockholders. In addition, any stockholder of the Corporation shall have the right, upon written request setting forth the purpose thereof, to receive copies of any document relating to any act or transaction requiring the consent of the stockholders of the Corporation. To the fullest extent permitted by applicable laws, the Corporation may refuse the stockholder’s demand if the Board of Directors believes that such demand was not made in good faith or that the requested documents include a commercial secret or patent, or that the disclosure of document is otherwise likely to have an adverse effect on the Corporation.

FOURTEENTH: The name of the sole incorporator of the Corporation is Thomas Rosedale and his mailing address is BRL Law Group LLC, 31 St. James Ave., Suite 850, Boston, Massachusetts 02116.

UPON COMPLETION BY THE CORPORATION OF A PUBLIC OFFERING OF ITS COMMON STOCK IN ISRAEL, THEN, IN ADDITION TO ALL OTHER PROVISIONS CONTAINED IN THIS CERTIFICATE OF INCORPORATION AND IN THE DELAWARE GENERAL CORPORATION LAW, THE FOLLOWING SECTIONS FIFTEENTH, SIXTEENTH, SEVENTEENTH, EIGHTEENTH, NINETEENTH, AND TWENTIETH SHALL BE APPLICABLE TO THE CORPORATION:

FIFTEENTH – Interested Transactions.

1.

The term “Interested Transaction” shall mean any transaction of a public company with its Controlling Stockholder or an exceptional transaction of a public company with another person in whom the Controlling Stockholder has a personal interest, including a private offering in which the Controlling Stockholder has a personal interest; and also a contract of a public company with its Controlling Stockholder or his relative, if he also is an officer of the company – in respect of his service and employment conditions, and if he is a company employee and is not an officer – in respect of his employment by the company. The Corporation shall not enter into an Interested Transaction unless such transaction was approved by the following in the following order:

(1)

the Audit Committee;

(2)

the Board of Directors;

(3)

the meeting of stockholders, on condition that one of the following applies:

(a)

the majority of votes at the meeting of stockholders includes at least one third of all the votes of stockholders who do not have a personal interest in the approval of the transaction and who are participating in the vote; abstentions shall not be included in the total of the votes of the aforesaid stockholders; or

(b)

the total of opposing votes from among the stockholders said in subparagraph (a) does not exceed 1% of all the voting rights in the company.

2.

In this section “personal interest” means a personal interest of a person in an action or a transaction of a corporation including personal interest of his relative and of another corporation in which he or his relative are interested parties, excluding personal interests deriving only from the holding of stocks.

3.

Subject to applicable law the following provisions will apply to Interested Transactions:

(a)

A stockholder participating in a vote regarding an Interested Transaction, shall inform the corporation before the vote – and if the vote is by proxy, on the proxy document – whether or not he has a personal interest in the approval of the transaction; if the stockholder did not inform as aforesaid, then he shall not vote and his vote shall not be counted.

(b)

If a Director has a personal interest in the approval of an Interested Transaction brought for approval by the Audit Committee or the Board of Directors, then he shall not be present at the discussion and shall not participate in the vote in the Audit Committee and at the Board of Directors.

(c)

Notwithstanding the provisions of the foregoing a Director may be present at the discussion in the Audit Committee and he may participate in the vote, if most of the members of the Audit Committee have a personal interest in the approval of the Interested Transaction, and a Director may also be present at the discussion in the Board of Directors and he may participate in the vote, if most of the members of the Board of Directors of the corporation have a personal interest in the approval of the Interested Transaction.

(d)

The Audit Committee of a public company shall not be entitled to grant an approval to an Interested Transaction unless – when the approval is given – its members include two Independent Directors and at least one of them was present at the meeting, at which the Audit Committee decided to grant the approval.

(e)

An Interested Transaction shall be of no effect for the corporation, or the Controlling Stockholder, if the Interested Transaction was not approved in accordance with the provisions of this section, if there was a substantive defect in the process of approval or if the Interested Transaction was carried out in substantive digression from the approval.

(f)

A transaction shall also be of no effect towards any other person, if that person knew of the Controlling Stockholder’s personal interest in the approval of the Interested Transaction and if he knew or should have known that the transaction had not been approved as required by this section.

(g)

The corporation may cancel an Interested Transaction with another person that requires approval as described in this section, and may demand compensation from that person for the damage caused to it even without cancellation of the Interested Transaction, if that person knew of the personal interest of the Controlling Stockholder and if he knew or should have known that the Interested Transaction had not been approved as required by this section.

(h)

If a person has received the Board of Directors’ authorization that all the necessary approvals of an Interested Transaction have been obtained, then it is assumed that he need not have known that an approval of the Interested Transaction required under this Section FIFTEENTH-3.

SIXTEENTH: The Israeli Securities (Transactions between a Company and a Controlling Stockholder therein) Regulations, 2001 shall be applicable to this corporation to the fullest extent permitted under applicable law.

SEVENTEENTH: To the fullest extent permitted by applicable laws, the provisions of Sections 194 through 218 of the Israeli Companies Law, 1999 shall apply to this Corporation.

EIGHTEENTH: Until the registration of the record ownership of the Corporation’s shares of capital stock in the name of a DTC affiliate, or another entity acceptable to the TASE the record and payment dates with respect to the payment of dividend shall be fixed consistent with the rules of the TASE’s clearinghouse.

NINETEENTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

TWENTIETH: The provisions of sections 328 – 340 of the Israeli Companies Law, 1999 as well as the Israeli Securities (Purchase Offer) Regulations, 2000 shall be applicable to this corporation to the fullest extent permitted under applicable law.

I, THE UNDERSIGNED, for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this       day of                   , 2006.

BRAINSTORM CELL THERAPEUTICS INC.

By:
Name:
Title:

APPENDIX C

BYLAWS
OF
BRAINSTORM CELL THERAPEUTICS INC.

Note: In the event that the Certificate of Incorporation of Brainstorm Cell Therapeutics Inc., as amended from time to time, contains provisions that conflict with these Bylaws, then the Certificate of Incorporation shall govern and supersede the conflicting provisions contained in these Bylaws.

ARTICLE I
STOCKHOLDERS

SECTION 1. Place of Meetings. All meetings of stockholders shall be held at the principal office of the corporation or at such other place as may be named in the notice.

SECTION 2. Annual Meeting. The annual meeting of stockholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held on such date and at such hour and place as the directors or an officer designated by the directors may determine. If the annual meeting is not held on the date designated therefor, the directors shall cause the meeting to be held as soon thereafter as convenient.

SECTION 3. Special Meetings. Special meetings of the stockholders may be called at any time by the President, the Chairman of the Board, if any, or any two members of the Board of Directors, or by the Secretary or any other officer upon the written request of one or more stockholders holding of record at least a majority of the outstanding shares of stock of the corporation entitled to vote at such meeting. Such written request shall state the purpose or purposes of the proposed meeting. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting.

SECTION 4. Notice of Meetings. Except where some other notice is required by law, written notice of each meeting of stockholders, stating the place, date and hour thereof and the purposes for which the meeting is called, shall be given by or under the direction of the Secretary, not less than ten nor more than sixty days before the date fixed for such meeting, to each stockholder entitled to vote at such meeting of record at the close of business on the day fixed by the Board of Directors as a record date for the determination of the stockholders entitled to vote at such meeting or, if no such date has been fixed, of record at the close of business on the day before the day on which notice is given. Notice shall be given personally to each stockholder or left at his or her residence or usual place of business or mailed postage prepaid and addressed to the stockholder at his or her address as it appears upon the records of the corporation. In case of the death, absence, incapacity or refusal of the Secretary, such notice may be given by a person designated either by the Secretary or by the person or persons calling the meeting or by the Board of Directors. A waiver of such notice in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to such notice. Attendance of a person at a meeting of stockholders shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice. Except as required by statute, notice of any adjourned meeting of the stockholders shall not be required.

SECTION 5. Voting List. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by this section or the books of the corporation, or to vote at any meeting of stockholders.

SECTION 6. Quorum of Stockholders. At any meeting of the stockholders, the holders of a majority in interest of all stock issued and outstanding and entitled to vote upon a question to be considered at the meeting, present in person or represented by proxy, shall constitute a quorum for the consideration of such question, but a smaller group may adjourn any meeting from time to time. When a quorum is present at any meeting, a majority of the stock represented thereat and entitled to vote shall, except where a larger vote is required by law, by the certificate of incorporation, or by these by-laws, decide any question brought before such meeting. Any election by stockholders shall be determined by a plurality of the vote cast by the stockholders entitled to vote at the election.

SECTION 7. Proxies and Voting. Unless otherwise provided in the certificate of incorporation, each stockholder shall at every meeting of the stockholders be entitled to one vote in person or by proxy for each share of the capital stock held of record by such stockholder, but no proxy shall be voted or acted upon after three years from its date, unless said proxy provides for a longer period. Persons holding stock in a fiduciary capacity shall be entitled to vote the shares so held, and persons whose stock is pledged shall be entitled to vote, unless in the transfer by the pledgor on the books of the corporation the pledgee shall have been expressly empowered to vote thereon, in which case only the pledgee or the pledgee’s proxy may represent said stock and vote thereon. Shares of the capital stock of the corporation belonging to the corporation or to another corporation, a majority of whose shares entitled to vote in the election of directors is owned by the corporation, shall neither be entitled to vote nor be counted for quorum purposes.

SECTION 8. Conduct of Meeting. Meetings of the stockholders shall be presided over by one of the following officers in the order of seniority and if present and acting: the Chairman of the Board, if any, the Vice-Chairman of the Board, if any, the President, a Vice-President, or, if none of the foregoing is in office and present and acting, a chairman to be chosen by the stockholders. The Secretary of the corporation, if present, or an Assistant Secretary, shall act as secretary of every meeting, but if neither the Secretary nor an Assistant Secretary is present the chairman of the meeting shall appoint a secretary of the meeting.

SECTION 9. Action Without Meeting. Any action required or permitted to be taken at any annual or special meeting of stockholders of the corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders or by proxy for the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted. Prompt notice of the taking of corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II
DIRECTORS

SECTION 1. General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation which are not by law required to be exercised by the stockholders. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.

SECTION 2. Number; Election; Tenure and Qualification. The number of initial Directors shall be fixed by the incorporator, and the initial Board of Directors shall be elected by the incorporator. Thereafter, the number of directors which shall constitute the whole Board shall be fixed by resolution of the Board of Directors, but in no event shall be less than one. Each director shall be elected by the stockholders at the annual meeting and all directors shall hold office until the next annual meeting and until their successors are elected and qualified, or until their earlier death, resignation or removal. Directors need not be stockholders of the corporation.

SECTION 3. Change in Number of Directors on the Board of Directors. The number of the Board of Directors may be increased or decreased at any time, such change to be effective immediately, by vote of a majority of the directors then in office.

SECTION 4. Vacancies. Unless and until filled by the stockholders, any vacancy in the Board of Directors, however occurring, including a vacancy resulting from an enlargement of the Board and an unfilled vacancy resulting from the removal of any director for cause or without cause, may only be filled by vote of a majority of the directors then in office although less than a quorum, or by the sole remaining director. A director elected to fill a vacancy shall hold office until the next annual meeting of stockholders and until his or her successor is elected and qualified or until his or her earlier death, resignation, or removal. When one or more directors shall resign from the Board, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective. If at any time there are no directors in office, then an election of directors may be held in accordance with the General Corporation Law of the State of Delaware.

SECTION 5. Resignation. Any director may resign at any time upon written notice to the corporation. Such resignation shall take effect at the time specified therein, or if no time is specified, at the time of its receipt by the President or Secretary.

SECTION 6. Removal. Notwithstanding Section 141(k)(1) of the Delaware General Corporation Law, any director or the entire Board of Directors may be removed, with or without cause, at an annual meeting or at a special meeting called for that purpose, by the holders of a majority of the shares then entitled to vote at an election of directors. The vacancy or vacancies thus created may be filled by the directors in the manner provided in Section 4 of this Article II.

SECTION 7. Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.

Any such committee may fix its rules of procedure and fix the time and place, whether within or without the State of Delaware, of its meetings and specify what notice thereof, if any, shall be given, unless the Board of Directors shall otherwise by resolution provide. The Board of Directors shall have the power to change the members of any such committee at any time, to fill vacancies therein and to discharge any such committee, either with or without cause, at any time.

Any such committee, unless otherwise provided in the resolution of the Board of Directors, or in these by-laws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority denied it by Section 141 of the General Corporation Law of the State of Delaware.

Each committee shall keep regular minutes of its meetings and make such reports as the Board of Directors may from time to time request.

SECTION 8. Meetings of the Board of Directors. Regular meetings of the Board of Directors may be held without call or formal notice at such places either within or without the State of Delaware and at such times as the Board may from time to time determine. A regular meeting of the Board of Directors may be held without call or formal notice immediately after and at the same place as the annual meeting of the stockholders, or any special meeting of the stockholders at which a Board of Directors is elected.

Special meetings of the Board of Directors may be held at any place either within or without the State of Delaware at any time when called by the Chairman of the Board of Directors, the President, Treasurer, Secretary, or two or more directors. Forty-eight hours’ notice by mail, facsimile, telephone or word of mouth shall be given for a special meeting unless shorter notice or a different method of notice is adequate under the circumstances. A notice or waiver of notice need not specify the purpose of any special meeting. Notice of a meeting need not be given to any director, if a written waiver of notice, executed by him before or after the meeting, is filed with the records of the meeting, or to any director who attends the meeting without protesting prior thereto or at its commencement the lack of notice to him. No notice of any adjourned meeting of the Board of Directors shall be required.

Directors or members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation by such means shall constitute presence in person at such meeting.

SECTION 9. Quorum and Voting. A majority of the total number of directors shall constitute a quorum, except that when a vacancy or vacancies exist in the Board, a majority of the directors then in office (but not less than one-third of the total number of the directors) shall constitute a quorum. A majority of the directors present, whether or not a quorum is present, may adjourn any meeting from time to time. The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except where a different vote is required or permitted by law, by the certificate of incorporation, or by these by-laws.

SECTION 10. Compensation. The Board of Directors may fix fees for their services and for their membership on committees, and expenses of attendance may be allowed for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the corporation in any other capacity as an officer, agent or otherwise, and receiving compensation therefor.

SECTION 11. Action Without Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting, and without notice, if a written consent thereto is signed by all members of the Board of Directors, or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

ARTICLE III
OFFICERS

SECTION 1. Titles. The officers of the corporation shall consist of a President, a Secretary, a Treasurer, and such other officers with such other titles as the Board of Directors shall determine, including without limitation a Chairman of the Board, a Vice-Chairman of the Board, and one or more Vice-Presidents, Assistant Treasurers, or Assistant Secretaries.

SECTION 2. Election and Term of Office. The officers of the corporation shall be elected annually by the Board of Directors at its first meeting following the annual meeting of the stockholders. Each officer shall hold office until his or her successor is elected and qualified, unless a different term is specified in the vote electing such officer, or until his or her earlier death, resignation or removal.

SECTION 3. Qualification. Unless otherwise provided by resolution of the Board of Directors, no officer, other than the Chairman or Vice-Chairman of the Board, need be a director. No officer need be a stockholder. Any number of offices may be held by the same person, as the directors shall determine.

SECTION 4. Removal. Any officer may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors.

SECTION 5. Resignation. Any officer may resign by delivering a written resignation to the corporation at its principal office or to the President or Secretary. Such resignation shall be effective upon receipt or at such later time as may be specified therein.

SECTION 6. Vacancies. The Board of Directors may at any time fill any vacancy occurring in any office for the unexpired portion of the term and may leave unfilled for such period as it may determine any office other than those of President, Treasurer and Secretary.

SECTION 7. Powers and Duties. The officers of the corporation shall have such powers and perform such duties as are specified herein and as may be conferred upon or assigned to them by the Board of Directors, and shall have such additional powers and duties as are incident to their office except to the extent that resolutions of the Board of Directors are inconsistent therewith.

SECTION 8. President and Vice-Presidents. The President shall be the chief executive officer of the corporation, shall preside at all meetings of the stockholders and the Board of Directors unless a Chairman or Vice-Chairman of the Board is elected by the Board, empowered to preside, and present at such meeting, shall have general and active management of the business of the corporation and general supervision of its officers, agents and employees, and shall see that all orders and resolutions of the Board of Directors are carried into effect.

In the absence of the President or in the event of his or her inability or refusal to act, the Vice-President if any (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated by the directors, or in the absence of any designation, then in the order of their election) shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice-President the title of Executive Vice-President, Senior Vice-President or any other title selected by the Board of Directors.

SECTION 9. Secretary and Assistant Secretaries. The Secretary shall attend all meetings of the Board of Directors and of the stockholders and record all the proceedings of such meetings in a book to be kept for that purpose, shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, shall maintain a stock ledger and prepare lists of stockholders and their addresses as required and shall have custody of the corporate seal which the Secretary or any Assistant Secretary shall have authority to affix to any instrument requiring it and attest by any of their signatures. The Board of Directors may give general authority to any other officer to affix and attest the seal of the corporation.

The Assistant Secretary if any (or if there be more than one, the Assistant Secretaries in the order determined by the Board of Directors or if there be no such determination, then in the order of their election) shall, in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, perform the duties and exercise the powers of the Secretary.

SECTION 10. Treasurer and Assistant Treasurers. The Treasurer shall have the custody of the corporate funds and securities, shall keep full and accurate accounts of receipts and disbursements in books belonging to the corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the corporation as may be ordered by the Board of Directors or the President, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or whenever they may require it, an account of all transactions and of the financial condition of the corporation.

The Assistant Treasurer if any (or if there be more than one, the Assistant Treasurers in the order determined by the Board of Directors or if there be no such determination, then in the order of their election) shall, in the absence of the Treasurer or in the event of his or her inability or refusal to act, perform the duties and exercise the powers of the Treasurer.

SECTION 11. Bonded Officers. The Board of Directors may require any officer to give the corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors upon such terms and conditions as the Board of Directors may specify, including without limitation a bond for the faithful performance of the duties of such officer and for the restoration to the corporation of all property in his or her possession or control belonging to the corporation.

SECTION 12. Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.

ARTICLE IV
STOCK

SECTION 1. Certificates of Stock. One or more certificates of stock, signed by the Chairman or Vice-Chairman of the Board of Directors or by the President or Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary, shall be issued to each stockholder certifying, in the aggregate, the number of shares owned by the stockholder in the corporation. Any or all signatures on any such certificate may be facsimiles. In case any officer, transfer agent or registrar who shall have signed or whose facsimile signature shall have been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the certificate of incorporation, the by-laws, applicable securities laws, or any agreement among any number of shareholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.

SECTION 2. Transfers of Shares of Stock. Subject to the restrictions, if any, stated or noted on the stock certificates, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. The corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to that stock, regardless of any transfer, pledge or other disposition of that stock, until the shares have been transferred on the books of the corporation in accordance with the requirements of these by-laws.

SECTION 3. Lost Certificates. A new certificate of stock may be issued in the place of any certificate theretofore issued by the corporation and alleged to have been lost, stolen, destroyed, or mutilated, upon such terms in conformity with law as the Board of Directors shall prescribe. The directors may, in their discretion, require the owner of the lost, stolen, destroyed or mutilated certificate, or the owner’s legal representatives, to give the corporation a bond, in such sum as they may direct, to indemnify the corporation against any claim that he made against it on account of the alleged loss, theft, destruction or mutilation of any such certificate, or the issuance of any such new certificate.

SECTION 4. Record Date. The Board of Directors may fix in advance a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.

If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. Unless otherwise fixed by the Board of Directors, the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

SECTION 5. Fractional Share Interests. Unless otherwise prohibited by the certificate of incorporation, the corporation may, but shall not be required to, issue fractions of a share. If the corporation does not issue fractions of a share, it shall (1) arrange for the disposition of fractional interests by those entitled thereto, (2) pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or (3) issue scrip or warrants in registered or bearer form which shall entitle the holder to receive a certificate for a full share upon the surrender of such scrip or warrants aggregating a full share. A certificate for a fractional share shall, but scrip or warrants shall not unless otherwise provided therein, entitle the holder to exercise voting rights, to receive dividends thereon, and to participate in any of the assets of the corporation in the event of liquidation. The Board of Directors may cause scrip or warrants to be issued subject to the conditions that they shall become void if not exchanged for certificates representing full shares before a specified date, or subject to the conditions that the shares for which scrip or warrants are exchangeable may be sold by the corporation and the proceeds thereof distributed to the holders of scrip or warrants, or subject to any other conditions which the Board of Directors may impose.

SECTION 6. Dividends. Subject to the provisions of the certificate of incorporation, the Board of Directors may, out of funds legally available therefor, at any regular or special meeting, declare dividends upon the common stock of the corporation as and when they deem expedient.

ARTICLE V
INDEMNIFICATION AND INSURANCE

SECTION 1. Indemnification. The corporation shall, to the extent permitted by the certificate of incorporation, as amended from time to time, indemnify each person whom it may indemnify pursuant thereto.

SECTION 2. Insurance. The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the General Corporation Law of the State of Delaware.

ARTICLE VI
GENERAL PROVISIONS

SECTION 1. Fiscal Year. The fiscal year of the corporation shall be determined from time to time by the Board of Directors.

SECTION 2. Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors. The Secretary shall be the custodian of the seal. The Board of Directors may authorize a duplicate seal to be kept and used by any other officer.

SECTION 3. Certificate of Incorporation. All references in these by-laws to the certificate of incorporation shall be deemed to refer to the certificate of incorporation of the corporation, as in effect from time to time.

SECTION 4. Execution of Instruments. The Chairman and Vice-Chairman of the Board of Directors, if any, the President, any Vice-President, and the Treasurer shall have power to execute and deliver on behalf and in the name of the corporation any instrument requiring the signature of an officer of the corporation, including deeds, contracts, mortgages, bonds, notes, debentures, checks, drafts, and other orders for the payment of money. In addition, the Board of Directors may expressly delegate such powers to any other officer or agent of the corporation.

SECTION 5. Voting of Securities. Except as the directors may otherwise designate, the President or Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders or shareholders of any other corporation or organization the securities of which may be held by this corporation.

SECTION 6. Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall, as to all persons who rely on the certificate in good faith, be conclusive evidence of that action.

SECTION 7. Transactions with Interested Parties. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association, or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because the vote of any such director is counted for such purpose, if:

(1) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or

(2) The material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or

(3) The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee of the Board of Directors, or the stockholders.

Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

SECTION 8. Books and Records. The books and records of the corporation shall be kept at such places within or without the State of Delaware as the Board of Directors may from time to time determine.

ARTICLE VII
AMENDMENTS

SECTION 1. By the Board of Directors. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.

SECTION 2. By the Stockholders. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular meeting of stockholders, or at any special meeting of stockholders provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such special meeting.

APPENDIX D

EXCERPTS FROM ISRAELI COMPANIES LAW 5759-1999*
Part I: Interpretation

Definitions

I.

In this Law –

“absorbed company” – one or more companies intended to merge with a surviving company in such a manner as to bring about the extinction of the absorbed company;

“act” – a legal act, be it an action or an omission;

“address” –

(1)

in respect of an individual who is a resident of Israel – his address as registered in the Population Registry, and if he gives any other address, that other address;

(2)

in respect of an individual who is not a resident of Israel – the address of his residence and if he gives any other address, that other address;

(3)

in respect of a company registered in Israel – the address of its registered office;

(4)

in respect of a company registered outside Israel – the address of its office outside Israel and if it gives an address in Israel, the address so given;

(5)

in respect of any other corporate body with an address registered by law – its registered address;

“annual meeting” – a meeting of shareholders under section 60;

“articles of association” – the articles of association of a company as first filed with the Registrar upon its incorporation or as altered under law;

“auditor” – an accountant appointed to perform acts of audit as provided in section 154;

“bonus shares” – shares allotted by a company for no consideration to shareholders entitled thereto;

“control block” – shares conferring twenty-five percent or more of the voting rights at the general meeting;

“certificate of incorporation” – a certificate signed by the Registrar evidencing the registration of a company;

“class meeting” – a meeting of shareholders of a class of shares;

“Companies Ordinance” – the Companies Ordinance [New Version] 5743-19831;

“control” – as defined in the Securities Law;

“counting of votes” – counting of the votes of voters in accordance with the voting rights laid down for the shares by virtue of which the shareholders taking part in a meeting exercise their votes;

“the court” – the District Court;

“date of incorporation” – the date determined by the Registrar as the date of incorporation of a company in the certificate of incorporation;

“debenture” – a document issued by a company evidencing the existence of a monetary obligation owed by the company, and setting out the terms of such obligation, excluding promissory notes or bills of exchange given to a company during the course of its business;

——————

*

Enacted by the Knesset on 3 Iyyar 5759 (19 April 1999); The Bill and Explanatory Memorandum were published in Hatsaot Chok 2432, on 29 Tishri 5756 (23 October 1995), p. 2.

1

Dinei Medinat Yisrael, New Version 37, p. 761.

“derivative action” – action filed by a plaintiff on behalf of a company based on the company’s cause of action;

“director” – a member of the board of directors of the company and a person actually serving in the position of director, whatever his title may be;

“distribution” – the grant of a dividend or an undertaking so to grant, directly or indirectly, as well as purchase; for this purpose, “purchase” – the purchase or grant of funding for the purchase, directly or indirectly, by a company or by its subsidiary or by any other corporate body controlled by it, of shares in the company or of securities convertible to shares in the company or capable of realization for shares in the company, including undertakings to do any of the above;

“dividend” – any asset given by the company to a shareholder by virtue of his right as a shareholder, whether in cash or in any other manner, including transfer otherwise than for valuable consideration, but excluding bonus shares;

“extraordinary meeting” – a general meeting of shareholders that is not an annual meeting;

“extraordinary transaction” – a transaction not in a company’s ordinary course of business, a transaction that is not undertaken in market conditions or a transaction that is likely substantially to influence the profitability of a company, its property or liabilities;

“floating charge” – as defined in the Companies Ordinance;

“foreign company” – a company registered outside Israel and any body of persons, other than a partnership, registered or incorporated outside Israel;

“general meeting” – an annual meeting or an extraordinary meeting of shareholders;

“holding” and “purchase” – as defined in the Securities Law;

“identity number” –

(1)

in respect of a company registered in Israel – its registration number;

(2)

in respect of a company registered outside Israel – the State in which it is registered and its registration number, should it have one;

(3)

in respect of any other corporate body that has a registration number under any law – its registration number;

(4)

in respect of an individual who is a resident of Israel – his identity number as registered in the population registry;

(5)

in respect of an individual who is not a resident of Israel – the State in which his passport was issued and the passport number;

“index” – the consumer price index published by the Central Bureau of Statistics;

“interested party” – a substantial shareholder, a person with authority to appoint one or more directors or the general manager, and a person acting as director or general manager of a company;

“means of control” – any of the following:

(1)

the right to vote at a general meeting of a company;

(2)

the right to appoint a director of a company;

“member of a stock exchange” – a person who is the member of a stock exchange in accordance with the stock exchange rules as defined in section 46 of the Securities Law;

“memorandum” – as defined in the Companies Ordinance, in its version immediately prior to the coming into force of this Law;

“merger” – for the purposes of Part VIII – the transfer of all assets and liabilities, including conditional, future, known and unknown debts of an absorbed company to a surviving company, as a result of which the absorbed company is absorbed, in accordance with section 323;

“merging company” – an absorbed company and a surviving company;

“the Minister” – the Minister of Justice;

“nominee company” – as defined in the Securities Law;

“offeree”, in a tender offer – a shareholder whose shares are the subject of a tender offer;

“offeror”, in a tender offer – a person making a tender offer;

“office holder” – a director, general manager, chief business manager, deputy general manager, vice-general manager, any person filling any of these positions in a company even if he holds a different title, and any other manager directly subordinate to the general manager;

“outside director” – as defined in Part VI, Chapter 1, Article E;

“personal interest” – a personal interest of any person in an act or transaction of a company, including a personal interest of his relative or of a corporate body in which such person or a relative of such person has a personal interest, but excluding a personal interest stemming from the fact of a shareholding in the company;

“pledge” – as defined in the Pledges Law 5727-19672, as well as a floating charge;

“premium” – the amount by which the consideration for allotment of shares in the company exceeds the nominal value of the shares;

 “presence of a shareholder”, at a general meeting - the presence of a shareholder himself or by proxy, or by a voting paper under section 87;

“private company” – a company that is not a public company;

“private placement” – an offer for the issue of securities of a public company that is not an offer to the public;

“promoter” – a person who performs an act in the name or in place of a company that has not yet been incorporated;

“public company” – a company whose shares are listed for trading on a stock exchange, or have been offered to the public pursuant to a prospectus as defined in the Securities Law, and are held by the public;

“Registrar of Companies” or “Registrar” – the Registrar of Companies as provided in section 36;

“registration company” – as defined in the Securities Law;

“related company” – as defined in the Securities Law;

“relative” – spouse, sibling, parent, grandparent, child or child of spouse or spouse of any of the above;

“secured debenture” – a debenture under which a company’s obligations is secured by a pledge over the company’s assets, in whole or in part;

“Securities Authority” – the authority as defined in the Securities Law;

“Securities Law” – the Securities Law 5728-19683;

“security” – including a share, debenture, or rights to purchase, convert or sell any of these, whether registered under a person’s name or for bearer;

——————

2

Sefer Hachukim, 5727, p. 48.

3

Sefer Hachukim, 5728, p. 234.

“series of debentures” – two or more debentures of equal status with regard to monetary obligation and the securing of payment;

“share” – a bundle of rights in a company laid down by law and in the articles of association;

“share certificate” – a certificate stating the name of the owner registered in the company’s registers together with the number of shares owned by him;

“share warrant” – a document stating that the holder thereof is the owner of a bearer share;

“stock exchange” – a stock exchange in Israel and any stock exchange outside of Israel approved by a person authorized to grant such approval to such under the law of the State in which it operates;

“stock exchange in Israel” – a stock exchange licensed under the Securities Law;

“subsidiary” – as defined in the Securities Law;

“substantial act” – an act likely substantially to influence the profitability of a company, its assets or liabilities;

“substantial private placement” – a private placement in respect of which the provisions of section 270(5) apply;

“surviving company” – a company to which all of the assets and liabilities of an absorbed company are transferred in a merger;

“target company” – a company to whose shareholders a tender offer is made;

“tender offer” – an offer to purchase shares, made to all the shareholders of the company;

“transaction” – a contract or agreement as well as a unilateral decision on the part of a company in respect of the grant of a right or other benefit;

(c)

Where the company has not set out any other voting rights in its articles of association, each share shall have one vote.

Manner of voting at meeting

83.

(a)

A shareholder in a public company may vote by himself or by a proxy, as well as by way of a voting paper under Article G.

(b)

A shareholder in a private company may vote by himself or by proxy, unless otherwise provided in the articles of association.

(c)

A shareholder in a private company may vote by voting paper if there are provisions to that effect in its articles of association.

Voting by counting

84.

A resolution at a general meeting shall be passed by counting of votes; a private company may prescribe different rules for decision making in its articles of association.

Majority at general meeting

85.

Resolutions of the general meeting shall be passed by ordinary majority unless some other majority is prescribed by statute or in the articles of association.

Declaration as evidence

86.

A declaration by the chairman to the effect that a resolution at a general meeting has been passed or rejected, be it unanimously or by any given majority, shall be prima facie evidence of the contents of such declaration.

Article G: Voting by Voting Paper and Statement of Position

Voting at general meeting by written vote

87.

(a)

In a public company, shareholders may vote in the general meeting and in a class meeting by means of a voting paper in which the shareholder indicates how he votes on resolutions relating to the following matters:

(1)

appointment and removal of directors;

(2)

approval acts or transactions requiring the approval of the general meeting pursuant to the provisions of sections 255 and 268 to 275;

(3)

approval of a merger pursuant to section 320;

(4)

any other matter in respect of which there is a provision in the articles of association or thereunder to the effect that decisions of the general meeting may also be passed by means of a voting paper;

(5)

other matters prescribed by the Minister pursuant to section 89.

(b)

A voting paper shall be sent by the company to every shareholder; a shareholder may indicate his vote on the voting paper and send it to the company.

(c)

A voting paper on which a shareholder has indicated his vote and which has reached the company prior to the last day prescribed for such shall be considered as presence at the meeting for the purposes of the existence of a quorum as provided in section 78.

(d)

A voting paper received by the company as provided in subsection (c) regarding a particular matter in respect of which no vote was held at the general meeting shall be considered as an abstention in the vote at such general meeting in respect of a resolution to hold an adjourned meeting pursuant to the provisions of section 74, and shall be counted at the adjourned meeting to be held pursuant to the provisions of sections 74 or 79.

Addressing Shareholders

88.

(a)

The board of directors and any person at whose demand the board of directors convenes a special general meeting pursuant to the provisions of section 63, may address the shareholders in writing, via the company, in order to convince them of how to vote on one of the matters enumerated in section 87 to be discussed at such meeting (hereinafter “statement of position”); the company shall send statements of position under this subsection to shareholders at its expense, together with a voting paper for such meeting.

(b)

Where a general meeting has been convened with one of the matters enumerated in section 87 on its agenda, a shareholder of the company may address the company and request that it send a statement of position on behalf of the shareholder to the other shareholders in the company; a statement of position under this subsection may be at the shareholder’s expense, or at the company’s expense, as the Minister may prescribe pursuant to the provisions of section 89; however, a company may provide that all statements of position under this subsection be at its expense.

(c)

The board of directors of the company may send a statement of position to shareholders, in response to a statement of position sent as provided in subsections (a) or (b), or in response to some other address to shareholders of the company.

Regulations

89.

The Minister may, in consultation with the Minister of Finance and the Securities Authority, prescribe provisions regarding the voting paper and the statement of position pursuant to this Article, inter alia, with respect to the following matters:

(1)

matters in addition to those provided in section 87 to which this Article applies;

(2)

grant of a full or partial exemption from the application of the provisions of sections 87 and 88, regarding certain types of companies, under such classification as may be prescribed, taking into account, inter alia, the rate of holdings of a person holding control of such companies, the majority required for passing the resolution at the general meeting in certain companies and taking into account the place of registration for trading in the securities of the company;

(3)

grant of an exemption from sending voting papers and statements of position to some of the shareholders in certain companies, taking into account the rate of voting rights or the value of shares held by them, and in respect of shareholders as provided in section 177(1), taking into account also the proportion of voting rights and the value of shares held by each separate member of a stock exchange in each securities account;

(4)

the manner of service of voting papers and statements of position on shareholders, and the manner of sending voting papers to the company, including by means of members of a stock exchange or by means of a corporation controlled by them, or by means of some other corporation, the obligation of attaching a certificate evidencing ownership of shares on the prescribed date, and dates and timetables for effecting the acts required for carrying out the provisions of this Article;

(5)

the maximum payment to be made for sending voting papers or statements of position and the manner of imposing such payments and expenses for sending them to the various parties taking part therein;

(6)

publication of statements of position in the manner to be prescribed as an alternative to serving them on shareholders;

(7)

the manner of supervising the performance of the provisions of this Article, including in respect of the obligation to keep registers of the performance of prescribed provisions;

(8)

the draft form of the voting paper and statement of position for matters in respect of which this Article applies.

Article H: Minutes of the Meeting

Minutes at a general meeting

90.

(a)

A company shall keep minutes of the proceedings at the general meeting, and shall keep them at its registered office for a period of seven years from the date of such meeting.

(b)

Minutes signed by the chairman of the meeting shall constitute prima facie evidence of the contents thereof.

(c)

The register of minutes of general meetings shall be kept at the registered office of the company and shall be open for inspection by its shareholders, and a copy of the register shall be sent to any shareholder who so requests.

Article I: Defects in Convening Meetings

Defects in convening meetings

91.

(a)

The court may, on the application of a shareholder, order the cancellation of a resolution passed by a general meeting convened or held without the conditions prescribed for such in this Law or in the articles of association having been fulfilled.

(b)

An audit committee having a function as provided in section 117(2) shall not be appointed to a private company the majority of the members of which, or their relatives, are substantial shareholders.

Chapter 4: The General Manager

Appointment of general manager

119.

(a)

A public company shall appoint a general manager, and may appoint more than one general manager.

(b)

A private company may appoint one or more general managers; where no general manager is appointed, the company shall be managed by the board of directors.

Liability of general manager

120.

The general manager shall be liable for the day-to-day administration of the affairs of the company, within the scope of the policies determined by the board of directors, and subject to its guidelines.

Powers of general manager

121.

(a)

The general manager shall have all managerial and executive powers not granted by this Law or by the articles of association to any other organ of the company, and shall be subject to the supervision of the board of directors.

(b)

The general manager may, with the approval of the board of directors, delegate any of his powers to any other person subordinate to him.

(c)

Notwithstanding the provisions of section 95, the general meeting of a public company may resolve that for a period of no more than three years from the date of passing the resolution to such effect, the chairman of the board of directors may be authorized to fulfill the role of general manager, or to exercise the powers of the general manager, provided that in counting the votes at the general meeting, the majority shall include at least two-thirds of the shareholders who are not holders of control in the company or their representatives present at the vote; abstaining votes shall not be taken into account in counting the votes of the said shareholders.

Setting up of committees

110.

The board of directors may set up committees and appoint members of the board of directors to sit on them (hereinafter “committees of the board of directors”).

Acts of committees

111.

(a)

A resolution passed or an act done by a committee of the board of directors shall be considered as a resolution passed or an act done by the board of directors, unless otherwise provided in the articles of association.

(b)

A committee of the board of directors shall provide reports on a current basis to the board of directors regarding its resolutions or recommendations.

(c)

Articles B to D shall apply, mutatis mutandis, to the convening of meetings of committees and the manner in which such meetings are held.

(d)

Minutes of meetings of committees of the board of directors shall be prepared and kept as provided in section 108.

Restriction on delegation of power

112.

(a)

A board of directors may not delegate its powers to a committee of the board of directors with regard to the following matters, except for the purpose of recommendation only:

(1)

determining the company’s general policy;

(2)

distribution, unless in respect of purchase of shares in the company in a framework outlined by the company in advance;

(3)

determining the position of the board of directors in respect of a matter requiring approval of the general meeting or the giving of an opinion as provided in section 329;

(4)

appointing directors, if the board of directors is entitled to so appoint;

(5)

allotting shares or securities convertible into shares or realizable as shares, or debenture series, unless the allotment is an allotment following the realization or conversion of securities in the company;

(6)

approval of financial reports;

(7)

approval of board of directors given to transactions and acts requiring the approval of the board of directors pursuant to the provisions of sections 255 and 268 to 275.

(b)

A company may not stipulate conditions in its articles of association on the provisions of subsection (a), however, it may prescribe other matters in its articles of association in respect of which resolutions may be passed by the board of directors only.

Abrogation of resolutions of committee

113.

The board of directors may abrogate the resolution of a committee of appointed by it; however, such abrogation shall not prejudice the validity of a resolution of a committee pursuant to which the company has acted towards another person who was unaware of the abrogation.

Article I: Audit Committee

Appointment of committee

114.

The board of directors of a public company shall appoint from its members an audit committee, and the provisions of Article H shall apply thereto, mutatis mutandis.

Members of committee

115.

(a)

There shall be no less than three members of the audit committee, and all of the outside directors shall be members thereof.

(b)

Neither the chairman of the board of directors nor any director who is employed by the company or who provides it with services on a permanent basis shall be members of the audit committee.

(c)

A holder of control or a relative of such a person shall not be a member of the audit committee.

Invitation to meetings

116.

(a)

The internal auditor of the company shall receive notices of the holding of meetings of the audit committee and shall be entitled to take part in them.

(b)

 The internal auditor may request that the chairman of the audit committee convene the committee to discuss such matter as he may specify in his request, and the chairman of the audit committee shall convene the committee within a reasonable time from the date of the request, if he finds reason to do so.

(c)

A notice of the holding of a meeting of the audit committee at which a matter relating to the audit of financial reports is to be dealt with shall be sent to the auditor who may participate in the meeting.

Functions of audit committee

117.

The functions of the audit committee shall be as follows:

(1)

to locate defects in the company’s business administration, inter alia by consulting with the company’s internal auditor or with the auditor, and to make proposals to the board of directors regarding ways of correcting such defects;

(2)

to decide whether to approve acts and transactions requiring the approval of the audit committee under sections 255 and 268 to 275.

Audit committee in private company

118.

(a)

The board of directors of a private company may appoint an audit committee consisting of its members to which the provisions of section 115(b) shall apply and the provisions of sections 115(a) and (c) shall not apply; the function of the audit committee shall be as provided in section 117.

(b)

A certified copy referred to in subsection (a) may be admitted in any legal proceedings as evidence the evidentiary value of which is identical to that of the original document, and shall constitute conclusive evidence of the fact that the original document is in the possession of the Securities Authority.

Regulations regarding reporting, filing and fees

144.

The Minister, upon consultation with the Minister of Finance and with the Securities Authority, may prescribe regulations for the effecting of the provisions of sections 142 and 143, including provisions relating to:

(1)

electronic filing or reporting, as defined in section 38, regarding reports submitted by a public company to the Securities Authority;

(2)

fees that are to be paid for acts and services provided by the Securities Authority.

Reporting by public company to Registrar

145.

A public company shall report to the Registrar only regarding the following matters:

(1)

a resolution regarding change of name as provided in section 31;

(2)

change of address of its registered office as provided in section 123;

(3)

merger as provided in section 317;

(4)

its conversion into a public company as provided in section 343.

Chapter 4: Internal Auditor in a Public Company

Duty to appoint internal auditor

146.

(a)

The board of directors of a public company shall appoint an internal auditor; the internal auditor shall be appointed at the proposal of the audit committee.

(b)

A person who has an interest in the company, who is an office holder in the company or is a relative of any of these, as well as the auditor or any person acting on his behalf shall not act as internal auditor of the company.

Internal Audit Law

147.

The provisions of sections 3(a), 4(b), 8 to 10 and 14(b) and (c) of the Internal Audit Law, 5752-19926 shall apply to the internal auditor, subject to the provisions of this Chapter, and mutatis mutandis as the case may be.

Person responsible for internal auditor

148.

The internal auditor shall be responsible to the chairman of the board of directors or the general manager, as may be prescribed in the articles of association, or, in the absence of a provision in the articles of association, as the board of directors may determine.

6

Sefer Hachukim, 5752, p. 198.

Work program

149.

The internal auditor shall submit a proposal for an annual or periodical work program for the approval of the board of directors, or for the approval of the audit committee, as provided in the articles of association, or in the absence of a provision in the articles of association, as prescribed by the board of directors, and the board of directors or the audit committee, as the case may be, shall approve it, with such amendments as they see fit.

Urgent examination

150.

The chairman of the board of directors or the chairman of the audit committee may require the internal auditor to perform an internal audit, in addition to the work program, regarding matters requiring urgent examination.

Role of internal auditor

151.

The internal auditor shall examine, inter alia, the propriety of acts of the company from the point of view of compliance with the law and proper business administration.

Submitting of reports

152.

The internal auditor shall submit a report of his findings to the chairman of the board of directors, to the general manager and to the chairman of the audit committee; a report relating to matters audited pursuant to section 150 shall be provided to whoever charged the internal auditor with carrying out the audit.

Ceasing to act

153.

(a)

The office of an internal auditor shall not be terminated without his consent, nor shall he be suspended from his position, unless the board of directors has so resolved after hearing the opinion of the audit committee, and after giving the internal auditor a reasonable opportunity to present his case to the board of directors and to the audit committee.

(b)

For the purposes of subsection (a), the quorum required to open a meeting of the board of directors shall be no less than a majority of the members of the board of directors, notwithstanding the provisions at the end of section 104.

Chapter 5: Auditor

Article A: Appointment of Auditor

Duty to appoint auditor

154.

(a)

A company shall appoint an auditor to audit its annual financial reports and to express an opinion on them (hereinafter “an act of audit”); the Minister may prescribe that certain other acts performed by an auditor by law shall be considered acts of audit for the purposes of this Chapter.

(b)

An auditor shall be appointed at every annual general meeting and shall serve in that position until the end of the following annual general meeting; however, the general meeting may, if such a provision exists in the articles of association, appoint an auditor who may serve as such for a longer period of time, which period shall not extend beyond the end of the third annual general meeting after that at which he was appointed.

(c)

In a private company where the provisions of section 61 prevail, an auditor may be appointed to serve in such position until the date of completion of a single act of audit, or, if the articles of association contain a provision to such effect, until the completion of three acts of audit.

Appointment of first auditor

155.

(a)

The board of directors may, at any time prior to the first annual general meeting, appoint the company’s first auditor and determine his salary; the first auditor appointed shall serve until the termination of the first annual general meeting.

(b)

The provisions of section 154(c) shall apply to the termination of service of an auditor appointed by the board of directors in a private company in which the provisions of section 61 prevail.

Joint auditors

156.

A company may appoint several auditors to perform the act of audit jointly.

Duty of interested party and of decisive voting power to act fairly

193.

(a)

The duty to act fairly towards the company shall apply to the following:

(1)

a holder of control in the company;

(2)

a shareholder who knows that the manner in which he votes will be decisive in respect of a resolution of the general meeting or of a class meeting of the company;

(3)

a shareholder who, pursuant to the provisions of the articles of association, has the power to appoint or to prevent the appointment of an office holder in the company or any other power vis-a-vis the company.

(b)

Breach of the duty of fairness shall be treated as a breach of the fiduciary duty of an office holder, mutatis mutandis.

Chapter 3: Derivative and Class actions

Article A: Derivative Action and Derivative Defense

Preconditions for filing of claim

194.

(a)

Any shareholder and any director of a company (in this Chapter “plaintiff”) may file a derivative action if the provisions of this Article prevail.

(b)

Any person wishing to file a derivative action shall address the company in writing, demanding that it exhaust its rights by instituting an action (in this Chapter “a demand”).

(c)

The demand shall be presented to the chairman of the board of directors of the company, and it shall set out in detail the facts giving rise to the cause of action and the reasons for its submission.

Response of company

195.

A company that receives a demand may proceed in one of the following ways:

(1)

do any act or pass any resolution resulting in the dropping of the cause of action;

(2)

reject the plaintiff’s demand, for reasons specified in its resolution;

(3)

resolve to file a suit.

Company’s response to plaintiff

196.

The company shall inform the plaintiff of the way in which it proceeded under section 195 within forty-five days of the date of plaintiff receipt of the demand, giving details of the action taken and the body that passed the resolution, including the names of those who participated in passing the resolution; where a participant or an office holder in the company has a personal interest in the resolution, this shall be stated in the resolution and in the notice to the plaintiff.

Right to file derivative action

197.

A plaintiff may file a derivative action with the approval of the court, in accordance with the provisions of section 198, if one of the following applies:

(1)

the act done or the resolution made under section 195(1) did not, in the plaintiff’s opinion, bring about the dropping of the cause of action;

(2)

the company rejected the plaintiff’s demand as provided in section 195(2);

(3)

the company gave notice to the plaintiff that it has resolved to file a suit, as provided in section 195(3), but no suit was filed within seventy-five days of the date of such notice;

(4)

the company did not respond to the demand in accordance with section 196.

Approval of derivative action

198.

(a)

A derivative action requires the approval of the court, which shall approve it if convinced that the claim, and the conduct thereof, are prima facie in the best interests of the company and that the plaintiff is not acting with lack of good faith.

(b)

The court may approve the filing of a derivative action filed before the dates laid down in sections 196 or 197 have elapsed if it is of the opinion that failure to file the claim on such date would cause it to become prescribed, and it may make the approval conditional upon the fulfillment of the conditions laid down in this article for filing a derivative action.

(c)

In this article, “court” – a court having competence to hear the action.

Fee and costs

199.

Where the court has approved a derivative action, it may:

(1)

give instructions as to the manner and dates of payment of court fees, including the division of payment of the fee between the plaintiff and the company;

(2)

order the company to pay the plaintiff such sums as it may prescribe to cover the plaintiff’s costs or to deposit a security for such payment;

(3)

require the company or the plaintiff to deposit security to cover the defendant’s costs.

Costs

200.

Where the court has adjudicated on a derivative action, it may require the company to pay the plaintiff’s costs and it may require the plaintiff to pay costs incurred by the company, in whole or in part, taking into account the judgment and the other circumstances of the case.

Reward

201.

Where the court rules in favor of the company, it may order the payment of a reward to the plaintiff taking into account, inter alia, the benefit derived by the company from filing the claim and from winning it.

Arrangement or settlement

202.

A plaintiff shall not withdraw a derivative action, and shall not enter into an arrangement or settlement with the defendant, other than with the consent of the court; the application for such consent specify all details of the arrangement or settlement, including any payment offered to the plaintiff.

Derivative defense

203.

(a)

Where a claim is filed against a company, the court may, at the request of a shareholder or director (in this Chapter “the derivative defendant”) allow such person to defend the claim on behalf of the company (hereinafter “the derivative defense”) provided that the court is convinced that the conduct of the derivative defense is for the benefit of the company, and that the derivative defendant is not acting with lack of good faith.

(b)

The provisions of this Article regarding a derivative action shall apply, mutatis mutandis, to a derivative defense to the extent that provisions are not prescribed by the Minister.

Prohibited distribution dividend

204.

A creditor of a company may file a derivative action on behalf of the company in respect of a prohibited distribution effected by the dividend company, and the provisions of this Article shall apply thereto, mutatis mutandis.

Company in liquidation

205.

Neither a derivative action nor a derivative defense shall be filed on behalf of a company over which a liquidator has been appointed under Chapter 12 of the Companies Ordinance.

Regulations

206.

The Minister may prescribe provisions regarding derivative actions and derivative defenses, including the procedures for the approval thereof.

Article B: Representative Action

Representative action

207.

(a)

In this Article, “connection” – ownership, possession, purchase or sale.

(b)

A person having a cause of action under any law as a result of a connection to a security may, with the consent of the court as provided in section 210, sue on behalf of a group all of whose members have a cause of action deriving from the same connection to a security.

Notice

208.

A plaintiff filing a representative action shall give notice thereof in writing to the Attorney-General; where the cause of action arises out of a connection to a security of a public company, the plaintiff shall also give notice thereof to the Securities Authority.

Funding by Authority

209.

(a)

A plaintiff seeking to sue in a representative action deriving from a connection to a security of a public company may request the Securities Authority to bear his costs.

(b)

Where the Securities Authority is convinced that the action is in the interests of the public and that there is a reasonable chance that the court will approve it as a representative action, the Authority may bear the plaintiff’s costs, in such sum and on such conditions as it shall prescribe.

(c)

Where the court rules in favor of the plaintiff, it may order in its judgment indemnification of the Securities Authority for its costs.

Court approval

210.

(a)

The court may approve a representative action if it is of the opinion that, prima facie, all of the following conditions are fulfilled:

(1)

the bases of the cause of action are substantiated and where one such basis is damage, it is sufficient if the plaintiff shows prima facie injury to himself;

(2)

substantive questions of fact and law common to all of the members of the group are to be settled in the action;

(3)

a representative action is the most appropriate method for settling the dispute in the circumstances of the case, taking into account, inter alia, the size of the group;

(4)

the interests of all of the members of the group will be represented and managed in an appropriate manner by the plaintiff; the defendant may not appeal or seek leave to appeal against a decision in this regard.

(b)

The court shall not approve a representative action if it finds that it was submitted with lack of good faith.

Definition of group

211.

(a)

Where the court approves the filing of an action as a representative action, it shall define the group on behalf of which the claim is filed and shall give instructions to the plaintiff as to the manner in which its decision is to be made public.

(b)

Any person included in the group as defined by the court shall be considered to have agreed to have been included in the group unless any such person notifies the court of his desire not to be included in the group, within sixty days of the date of publication of the decision of the court; the court may, on the application of any person, extend the said period in respect of such person, if it is of the opinion that there is a special reason for doing so.

Res judicata

212.

A judgment in a class action shall be res judicata in respect of all members of the group, subject to the provisions of section 211.

Arrangement or compromise

213.

(a)

A plaintiff shall not withdraw from a representative action and shall not make an arrangement or compromise with a defendant without the approval of the court.

(b)

Where the court is requested to approve an arrangement or compromise, it shall order the publication of a notice setting out the details of the arrangement or compromise; members of the group may file an objection to the approval of the arrangement or compromise within the time set down for such by the court.

Advocate’s fees

214.

The court shall determine the fees of the advocate representing the group; the advocate shall not receive fees greater than the sum determined by the court.

Remuneration to plaintiff

215.

Where the court rules in favor of the plaintiff, it may order the payment of remuneration to him for his efforts in filing and proving the claim.

Compensation and costs

216.

(a)

Where the court adjudicates on monetary compensation in a class action, it may order that in addition to such compensation, costs will be paid in a fixed sum to each of the members of the group for their efforts in proving their right to relief

(b)

Where the court adjudicates an inclusive sum as monetary compensation in the action, it may give instructions regarding the use of the balance that would remain if any of the members of the group had not made any effort to prove their right to relief.

Other relief

217.

Subject to the provisions of section 212, the provisions of this Article shall not preclude any other legal relief to the defendant.

Regulations

218.

(a)

The Minister shall prescribe rules of procedure regarding filing and conducting a representative action, and regarding court fees.

(b)

The Minister may make provisions regarding methods of proving injury to each of the members of the group.

Part VI: Office Holders in a Company

Chapter 1: Directors’ Appointment and Term of Office

Article A: Term of Office of Director and Termination thereof

Number of directors

219.

(a)

The number of directors shall be prescribed in the articles of association; however it shall be sufficient for the articles of association to prescribe the maximum and minimum number of directors.

(b)

At least one director shall hold office in a private company.

(c)

At least two outside directors as provided in section 239 shall hold office in a public company.

Initial directors

220.

The initial directors of a company shall be the directors appointed by the founders of the company who have made the declaration provided in section 8; the initial directors shall cease to hold office at the end of the first annual general meeting, unless otherwise provided in the articles of association.

Commencement of office

221.

A director shall commence his term of office on the date of his appointment or on a later date if the articles of association have a provision permitting an appointment that is to commence in the future.

Period of office

222.

Directors appointed by the general meeting shall cease to hold office at the end of the first annual general meeting held after the date of their appointment, unless otherwise provided in the articles of association.

Reporting of changes

223.

A private company shall report to the Companies Registrar the appointment of a director and of a director’s ceasing to hold office within fourteen days of the date of appointment or of the date of cessation of holding office.

Prohibition against appointment and employment

249.

A company shall not appoint a person who has served as outside director of the company as an office holder of the company, shall not hire such person as an employee and shall not receive professional services from such person in return for payment, whether directly or indirectly, including by way of a corporate body controlled by such person, unless two years have elapsed from the termination of his office as outside director of such company.

Chapter 2: Appointment and Dismissal of Other Office Holders

Appointment and dismissal of general manager

250.

The general manager shall be appointed and dismissed by the board of directors, unless otherwise provided in the articles of association.

Appointment and dismissal of office holders

251.

Office holders in a company, other than directors and the general manager, shall be appointed and dismissed, in a public company by the general manager and in a private company by the board of directors, unless otherwise provided in the articles of association.

Chapter 3: Duties of Office Holders

Article A: Duty of Care

Duty of care

252.

(a)

An office holder owes a duty of care to the company as provided in sections 35 and 36 of the Civil Wrongs Ordinance [New Version]8.

(b)

The provisions of subsection (a) shall not preclude a duty of care being owed by an office holder to another person.

Precautions and standard of proficiency

253.

An office holder shall act with the standard of proficiency with which a reasonable office holder, in the same position and in the proficiency same circumstances, would act; this shall include taking reasonable steps, in view of the circumstances of the case, to obtain information regarding the business expedience of an act submitted for his approval or of an act done by him by virtue of his position, and to obtain all other pertinent information regarding such acts.

Article B: Fiduciary duty

Fiduciary duty

254.

(a)

An office holder shall owe a fiduciary duty to the company, shall act in good faith and for the benefit of the company, including the following:

(1)

he shall refrain from any act involving a conflict of interest between the fulfillment of his role in the company and the fulfillment of any other role or his own personal affairs;

(2)

he shall refrain from any act involving competition with the business of the company;

(3)

he shall refrain from taking advantage of a business opportunity of the company with the aim of obtaining a benefit for himself or for any other person;

(4)

he shall disclose all information to the company and shall provide it with all documents relating to its interest that reach him by virtue of his position with the company.

(b)

The provisions of subsection (a) shall not preclude a fiduciary duty being owed by an office holder to any other person.

——————

8

Dinei Medinat Yisrael, New Version 10, p. 266; LSI (NV) vol. 2, p. 5.

Approval of acts

255.

(a)

A company may approve any of the acts enumerated in section 254(a) provided that all the following conditions apply:

(1)

the office holder acted in good faith and neither the act nor the approval of the act prejudices the benefit of the company;

(2)

the office holder disclosed the essence of his personal interest in the act, including any substantial fact or document, a reasonable time before the date for discussion of the approval.

(b)

The company’s approval for acts that are not substantial acts shall be given in accordance with the provisions of Chapter 5 regarding the approval of transactions, and the company’s approval for substantial acts shall be given in accordance with the provisions of Chapter 5 regarding the approval of extraordinary transactions; the provisions of Chapter 5 regarding the validity of transactions shall apply, mutatis mutandis, to the validity of acts.

Remedies

256.

(a)

The rules applying to breach of contract shall apply, mutatis mutandis, to the breach of the fiduciary duty of an office holder.

(b)

Without derogating from the generality of the provisions of subsection (a), an office holder in breach of a fiduciary duty towards the company shall be considered as a person in breach of his contract with the company.

(c)

A company may revoke an act done by an office holder on behalf of the company towards another person or may claim from such person the compensation owed to it from the office holder, even without canceling the act, if such person knew of the breach of the office holder’s fiduciary duty, and knew or ought to have known of the lack of approval of the act.

(d)

There is a presumption that a person was not required to have known about the lack of approval of an act as necessitated under this Chapter if such person received confirmation from the board of directors that all consents required for the act were received.

Disclosure of defects

257.

Where a director becomes aware of a matter of the company in which an apparent breach of a law or harm to proper business procedures has been discovered, he shall immediately act to convene a meeting of the board of directors as provided in section 98(b)(2).

Article C: Exemption, Indemnification and Insurance

Authority of company to grant exemption, indemnification and insurance

258.

(a)

A company may not exempt an office holder from liability for breach of his fiduciary duty towards it.

(b)

A company may exempt an office holder from liability for breach of his duty of care towards it only in accordance with the provisions of this chapter.

(c)

A company may indemnify or insure the liability of an office holder only in accordance with the provisions of this Chapter.

Right to sue

267.

(a)

Where a director has reasonable cause to presume that an act is about to be performed by an office holder which might constitute a breach of the office holder’s duty, he may, after acting as provided in section 257 if the circumstances so permit, apply to the court with a request that it enforce the duty or prevent the act; the court may grant an order preventing the act or any other remedy that it may see fit in the circumstances of the case.

(b)

Unless otherwise ruled by the court, the company shall bear all expenses incurred by a director who applied to the court pursuant to the provisions of this section, including court fees and advocates’ fees, on the date determined by the court.

Chapter 5: Transactions with Interested Parties

Definition of holder of control

268.

In this Chapter, “holder of control” – a holder of control as defined in section 1, including a person who holds twenty-five percent or more of the voting rights in the general meeting of the company if there is no other person who holds more than fifty percent of the voting rights in the company; for the purpose of a holding, two or more persons holding voting rights in a company each of which has a personal interest in the approval of the transaction being brought for approval of the company shall be considered to be joint holders.

Duty of disclosure

269.

(a)

An office holder in a company or a holder of control in a public company who is aware that he has a personal interest in an existing or proposed transaction of the company shall disclose the nature of his personal interest to the company without delay, including any substantial fact or document, no later than the meeting of the board of directors in which the transaction is first discussed.

(b)

The provisions of subsection (a) shall not apply when the personal interest stems only from the existence of the personal interest of a relative in a regular transaction.

(c)

An interested party, as defined in section 270(5), who is aware that he has a personal interest in a substantial private placement shall disclose the substance of his personal interest to the public company without delay, including any substantial fact or document.

Transactions requiring special approvals

270.

The following transactions of a company require approval as set out in this Chapter, provided that the transaction does not harm the best interests of the company:

(1)

a transaction by a company with an office holder thereof, and a transaction of a company with another person in which an office holder in the company has a personal interest; however, an office holder of a parent company as well as a wholly owned and controlled subsidiary thereof shall not be considered as having a personal interest in a transaction between the parent company and the subsidiary solely for the reason of his being an office holder of both of them;

(2)

the grant of an exemption, insurance, undertaking to indemnify or indemnification under a permit to indemnify to an office holder who is not a director;

(3)

conclusion of a contract by a company with a director thereof as to the terms of his office, including the grant of an exemption, insurance, undertaking to indemnify or indemnification under a permit to indemnify, and the conclusion of a contract by a company with a director thereof as to the terms of his employment in other positions (hereinafter “terms of office and of employment”);

(4)

an extraordinary transaction of a public company with a holder of control therein, or an extraordinary transaction of a public company with another person in which the holder of control has a personal interest, including a private placement that is an extraordinary transaction; as well as the conclusion of a contract by a public company with a holder of control of it, if such person is also an office holder thereof – as to the conditions of his office and employment, and if he is an employee of the company but not an office holder thereof – as to his employment by the company;

(5)

a private placement as a result of which the holdings of a substantial shareholder in securities of the company will increase or as a result of which a person will become a substantial shareholder after the issue (hereinafter “an interested party”); for the purpose of holding, securities which are convertible into or realizable as shares held by such person or issued to him pursuant to the private placement, shall be considered as having been converted or realized.

Non-extraordinary transactions

271.

A transaction in which the provisions of section 270(1) exist, other than an extraordinary transaction, shall require the approval of the board of directors, unless some other manner of approval is prescribed in the articles of association.

Extraordinary transactions with office holders

272.

(a)

A transaction of a company to which the provisions of section 270(1) apply, and which is an extraordinary transaction, or to which the provisions of section 270(2) apply, shall require the approval of the audit committee followed by the approval of the board of directors.

(b)

Where a private company does not have an audit committee, the transaction shall require the approval of the board of directors only, if the office holder is not a director, and if the office holder is a director, the transaction shall also require the approval of the general meeting.

Conditions of office and employment

273.

A transaction by a company to which the provisions of section 270(3) apply shall require the approval of the board of directors followed by the approval of the general meeting, and in a public company, the transaction shall require the approval of the audit committee followed by the approval of the board of directors.

Private placement

274.

A substantial private placement shall require the approval of the board of directors followed by the approval of the general meeting.

Transaction with holder of control

275.

(a)

A transaction to which the provisions of section 270(4) apply shall require the approvals by those mentioned below, in the following order:

(1)

the audit committee;

(2)

the board of directors;

(3)

the general meeting, provided that one of the following applies:

(i)

in a count of votes, the majority in the general meeting includes at least one third of all of the votes of those shareholders that do not have a personal interest in the approval of the transaction, who are present at the meeting; in a count of all of the votes of such shareholders, abstentions shall not be taken into account;

(ii)

the total of opposition votes amongst the shareholders referred to in sub-paragraph (a) above shall not be greater than one percent of all the voting rights in the company.

(b)

The Minister may determine rates other than those prescribed in subsection (a)(3)(b).

Disclosure of personal interest

276.

A shareholder participating in a vote under section 275 shall notify the company prior to the vote in the meeting, or, if the vote is by way of voting papers, on the voting paper, whether or not he has a personal interest in the approval of the transaction; where a shareholder does not so notify, he shall not vote and his vote shall not be counted.

Cumulative approvals

277.

Where the conditions prescribed for more than one of the alternatives in section 270 apply in respect of a transaction, the transaction shall require approvals in accordance with the provisions applying to each alternative.

Abstention of directors

278.

(a)

A director who has a personal interest in the approval of a transaction, other than a transaction as referred to in section 271, that is brought before the audit committee or the board of directors for approval, shall not be present during the deliberations and shall not take part in the voting of the audit committee or of the board of directors.

(b)

Notwithstanding the provisions of subsection (a), a director may be present at a deliberation of the audit committee and may take part in the voting if the majority of the members of the audit committee have a personal interest in the approval of the transaction; likewise, a director may be present at the deliberations of the board of directors and may take part in the voting if the majority of the directors of the company have a personal interest in the approval of the transaction.

Merger proposal

316.

Where each of the boards of directors of the merging companies has approved the merger, they shall jointly draw up a proposal for the approval of the merger (hereinafter “the merger proposal”), and shall sign it.

Notice to the Registrar of Companies

317.

(a)

A merging company shall forward the merger proposal to the Registrar of Companies within three days of the date of convening of the general meeting.

(b)

A merging company shall notify the Registrar of Companies of the resolution of the general meeting, within three days of the date of passing of such resolution, shall inform the Registrar of the giving of notice to creditors under section 318, and shall provide him with a copy of any court ruling under sections 319 or 321, within three (3) days from the date of such ruling.

Notice to creditors

318.

(a)

A merging company shall send its merger proposal to the secured creditors of the company no later than three days after the date of submitting of the merger proposal to the Registrar of Companies.

(b)

A merging company shall notify its unsecured creditors of the merger proposal and of the contents thereof as shall be prescribed by the Minister.

Objection by creditors

319.

The court may, on the application of a creditor of a merging creditors company, order the delay or prevention of the merger if it finds that there is a reasonable suspicion that, following the merger, the surviving company will not be able to pay the debts of the merging company, and it may make orders ensuring the rights of the creditors.

Approval of merger

320.

(a)

Merger shall require the approval of the general meeting of each of the merging companies.

(b)

Where shares in the absorbed company are divided into classes, the merger shall also require the approval of class meetings of the absorbed company.

Floating charge in merging company

325.

A floating charge over all or some of the assets of one merging company imposing a limitation on the right of the company to create charges shall not have preference over a charge created in the other merging company prior to the merger.

Regulations regarding merger

326.

The Minister may prescribe provisions for implementing this Chapter, including provisions in respect of details to be included in the merger proposal and regarding the additional rights in respect of information to be provided to creditors or to classes of creditors, and in respect of the registration of transactions stemming from the merger; regarding a public merging company, such provisions shall be prescribed after consultation with the Securities Authority.

Transitional provisions concerning merger

327.

(a)

A company that was incorporated prior to the commencement of this Law shall be deemed to have included a provision in its articles of association to the effect that the approval of a merger requires a majority of three quarters of the persons present and voting at the general meeting of the company, and the provisions of section 20 shall apply.

(b)

Where floating charges have been imposed, at least one of which was created prior to the commencement of this Law, over the assets of a number of merging companies, such that after the merger it will not be possible to distinguish between the assets subject to each floating charge, the floating charges shall crystallize upon the merger, unless the consent of the creditors whose rights are secured by such charges is obtained for the amendment of the charges in such a way as to create a distinction between the assets subject to each charge, or a division of the consideration from realization of the assets subject to such charges.

Chapter 2: Special Tender Offer

Purchase of control block or of control

328.

(a)

In a public company, no purchase shall be effected as a result of which a person shall become a holder of a control block if there is no such holder in the company; likewise no purchase shall be effected as a result of which the purchaser’s holdings shall increase above forty-five percent of the voting rights in the company if there is no other person holding more than one-half of the voting rights in the company, other than by way of a tender offer in accordance with the provisions of this Chapter (hereinafter “a special tender offer”).

(b)

The provisions of subsection (a) shall not apply to the purchase of shares under a private placement.

(c)

The provisions of this Chapter shall apply to a special tender offer, in addition to the provisions of any law regarding tender offers that are not consistent with the provisions of this Chapter.

Opinion of board of directors

329.

Where a special tender offer has been made, the board of directors of the target company shall give its opinion to offerees regarding the advisability of the special tender offer, or shall refrain from giving its opinion on the advisability of the special tender offer, if it is unable to do so, provided that it reports the reasons for its not so doing; the board of directors shall disclose all personal interests of each of the directors in or stemming from the tender offer.

Duties of office holders

330.

(a)

An office holder in a target company who does an act by virtue of his office, other than acts referred to in subsection (b), the purpose of which is to forestall an existing or anticipated special tender offer, or to harm the chances of its being accepted, shall be liable to the offeror and the offerees for any damage resulting from his acts, unless he acted in good faith and had reasonable grounds for presuming that the act done by him was for the good of the company.

(b)

An office holder may negotiate with an offeror for the improvement of the conditions of his offer, and may negotiate with others in order to make a counter-offer.

Consent of shareholders

331.

(a)

A special tender offer shall be made to all offerees and the offerees may notify their consent to the special tender offer or of their objection to it.

(b)

A special tender offer shall only be accepted by a majority of the votes of those offerees who gave notice of their position in respect of the offer.

(c)

In counting the votes of offerees, the votes of a holder of a controlling interest in the offeror, a holder of a control block in the company, or any person acting on their or on the offeror’s behalf, including their relatives or corporations under their control, shall not be taken into account.

(d)

Where a special tender offer has been accepted, offerees who have not given notice of their position in respect of the tender offer, or who have objected to it, may consent to the offer, no more than four days after the last day for accepting the tender offer, or on such other date as the Minister may prescribe in this respect, and they shall be considered to have consented to the offer from the outset.

Minimum acceptance

332.

A special tender offer shall not be accepted unless shares conferring at least five percent of the voting rights in the company have been purchased.

Consequences of prohibited purchase

333.

(a)

Shares purchased in contravention of the provisions of this Chapter shall not confer any rights and shall be dormant shares, as defined in section 308, for so long as they are held by the purchaser.

(b)

Without prejudice to the provisions subsection (a), where the rate of a person’s holdings of voting rights increases, otherwise than due to a purchase under the provisions of section 328, to a rate conferring on him a control block where there is no owner of a control block in the company, or a rate higher than forty-five percent of the voting rights in the company if there is no other person holding more than half of the voting rights in the company, inter alia, as a result of the shares in the company having become dormant following a distribution, voting rights shall not be conferred on shares held by such person at a rate of more than twenty-five percent or forty-five percent, as the case may be, for so long as they are held by him.

(c)

The infringement of the provisions of this Chapter shall be a breach of statutory duty towards the shareholders of the company.

Consecutive tender offers or mergers

334.

Where a special tender offer has been accepted, the offeror, any person controlling the offeror on the date of the offer, and any corporation controlled by them, shall not, for a period of one year following the date of the tender offer, make another tender offer for purchase of shares in the company, and they shall not effect a merger of the company unless they undertook to do so in the special tender offer.

Regulations

335.

The Minister, after consulting with the Securities Authority, may make provisions for the implementation of this Chapter, including provisions in respect of the manner of delivery of the special tender offer to offerees, and the receipt of their notices, and in particular, the Minister may apply the provisions concerning voting papers, and may prescribe the dates for holding special tender offers and the date for giving the opinion of the board of directors.

Chapter 3: Forced Sale of Shares

Article A: Purchase of Shares of the Minority by Holder of Control in a Public Company

Complete tender offer

336.

(a)

A person shall not purchase shares or a class of shares in a public company that are listed for trading on a stock exchange in such a way that after the purchase he holds more than ninety percent of the shares or of the class of shares in the public company, other than by way of a tender offer of all of the shares or class of shares (hereinafter “a complete tender offer”), accepted under the provisions of this Chapter.

(b)

Where a person holds more than ninety percent of all of the shares in a public company, as set out in subsection (a), or of a class of shares, he shall not purchase any further shares, for so long as he holds such amount of shares.

Forced sale

337.

(a)

Where a complete tender offer is accepted by the offerees in such a way that the rate of holding of the offerees who did not accept the offer is less than five percent of the issued share capital or the issued capital of a class of shares in respect of which the offer was made, all of the shares that the offeror sought to purchase shall be transferred to him and the records of ownership of the shares shall be amended accordingly.

(b)

Where a complete tender offer is not accepted as referred to in subsection (a), the offeror shall not purchase shares from offerees who have accepted the offer that will confer on him a holding of more than ninety percent of all the shares in the company or of all of a class of shares in respect of which the offer was made.

Remedy by way of appraisal

338.

(a)

The court may, on the application of any offeree in a complete tender offer accepted as aforesaid in section 337(a), rule that the consideration for the shares was less than their fair value, and that the fair value should be paid as determined by the court.

(b)

An application as aforesaid in subsection (a) shall be submitted no later than three months after the date of receipt of the complete tender offer; application may be made to submit an application referred to in subsection (a) in the form of a class action and the provisions of section 209 shall apply thereto.

Conversion of public company into private company

339.

Where a full tender offer is accepted in accordance with the provisions of this Article, and the offer was for the single class of shares in the company or for any of the classes of shares in the company held by the public, the company shall become a private company.

Consequences of prohibited purchase

340.

(a)

Shares purchased in contravention of the provisions of this Chapter shall not confer rights and shall be dormant shares, as defined in section 308, for so long as they are held by the purchaser.

(b)

The infringement of the provisions of this Chapter shall be a breach of statutory duty towards the shareholders of the company.

Article B: Power to Purchase the Shares of Opposing
Shareholders in a Private Company

Power to purchase shares of opposing shareholders in a private company

341.

(a)

Where a person offers to purchase shares or a class of shares in a private company (in this Article “the offeror”), and the shareholders who own eighty percent of the shares to be transferred have consented within two months to the offer, the offeror may, one month after the end of the said two months, give notice, in the manner to be prescribed by the Minister, to every shareholder who did not consent to the offer (in this Article “the opposing shareholder”), stating that he wishes to purchase their shares; in counting the said shareholders, a person having control of the offeror or a person acting on behalf of such person or of the offeror, including relatives or corporations controlled by them, shall not be taken into account.

APPENDIX E

EXCERPTS FROM ISRAELI TORT ORDINANCE

undertaking the carriage or custody of goods as a public service does not commit a trespass by dealing with goods in the ordinary way of that service and solely by the direction and on behalf of a person who delivers those goods to him for that purpose and whom he in good faith believes to be entitled to deal with those goods;

(2) a workman or employee does not commit a trespass by dealing with any property in the ordinary way of his employment and in a manner authorised as between himself and his employer and which he in good faith believes his employer to be entitled to authorise.

Mere claim of right is not trespass

34.

The mere assertion of a right to deal with property or to prevent another from dealing with it is not a trespass.

Article Four: Negligence

Negligence

35.

Where a person does some act which in the circumstances a reasonable prudent person would not do, or fails to do some act which in the circumstances such a person would do, or fails to use such skill or to take such care in the exercise of any occupation as a reasonable prudent person qualified to exercise such occupation would in the circumstances use or take, then such act or failure constitutes carelessness and a person’s carelessness as aforesaid in relation to another person to whom he owes a duty in the circumstances not to act as he did constitutes negligence. Any person who causes damage to any person by his negligence commits a civil wrong.

Duty towards all persons

36.

For the purpose of section 35, every person owes a duty to all persons whom, and to the owner of any property which, a reasonable person ought in the circumstances to have contemplated as likely in the usual course of things to be affected by an act, or failure to do an act, envisaged by that section.

Duty of owner of immovable property towards trespasser (Amended 1970)

37.

The duty under sections 35 and 36 of the owner or occupier of any immovable property in respect of the condition, maintenance or repair thereof will not obtain towards a person who entered the property as a trespasser unless the plaintiff proves that he entered in good faith and without intent to commit an offence or a civil wrong.

Duty towards trespasser in military zone (Amended 1970)

37A.

(a)

The duty under sections 35 and 36 in respect of the condition, maintenance, repair or use of a military zone will not obtain towards a person who entered it as a trespasser unless the plaintiff proves that he entered in good faith and without intent to commit an offence or a civil wrong and that the person in charge of that zone or the person acting on his behalf at the place of entry knew of his presence in the area at the time the damage was caused.

(b)

In this section, “military zone” means. –

(1)

immovable property occupied by the Israel Defence Army or by some other branch of the Defence Establishment approved by the Minister of Defence for this purpose;

(2)

immovable property used for a security purpose and at the entrance to which a guard has been posted or entry

E-1

APPENDIX F

ISRAELI SECURITIES (TRANSACTION BETWEEN A COMPANY AND
A CONTROLLING SHAREHOLDER THEREIN) REGULATIONS, 5761-20011

By virtue of my authority under sections 36 and 56(d)(3) of the Securities Law, 5728-1968 (hereafter – the Law), in accordance with a proposal of the Authority, after consulting the Minister of Justice and with the approval of the Finance Committee of the Knesset, I enact the following regulations:

Definitions (amended 5764)

1.

In these regulations –

‘General meeting’, ‘stock exchange’, ‘stock exchange in Israel’, ‘major shareholder’, ‘director’, ‘external director’ and ‘personal interest’ – as defined in the Companies Law;

‘Controlling shareholder’ – as defined in section 268 of the Companies Law;

‘Immediate report’ – according to the meaning thereof in section 36 of the Law;

‘The Authority’ – the Securities Authority;

‘The audit committee’ – according to the meaning thereof in article 9 of part 3 of the Companies Law;

‘The Companies Law’ – the Companies Law, 5759-1999;

‘Company’ – a company that is a reporting corporation;

‘Trading day’ – a day on which there is trading on the stock exchange in Israel;

‘Business day’ – a day on which most banking corporations in Israel are open for carrying out transactions with the public;

‘Securities’ – shares or securities that can be converted into, or realized for, shares, including rights to these;

‘Transaction with a controlling shareholder’ – a transaction that requires the approval of a general meeting under section 275 or section 320(c) of the Companies Law, and for which no exemption has been given under the Companies (Concessions for Transactions with Principal Shareholders) Regulations, 5760-2000;

‘Financial Statements Regulations’ – the Securities (Preparation of Annual Financial Statements) Regulations, 5753-1993;

‘Periodic and Immediate Reports Regulations’ – the Securities (Periodic and Immediate Reports) Regulations, 5730-1970;

‘The Restrictions Regulations’ – the Securities (Restrictions concerning a Conflict of Interests between a Listed Company and a Controlling Shareholder therein) Regulations, 5754-1994;

‘The Concessions Regulations’ – the Companies (Concessions for Transactions with Principal Shareholders) Regulations, 5760-2000;

‘International accounting standards’ and ‘international auditing standards’ – as defined in the Financial Statements Regulations.

––––––

1

Kovetz HaTakanot (Collection of Regulations) 6087, 5761 (14 February 2001), p. 430;

Amended: Kovetz HaTakanot (Collection of Regulations) 6235, 5763 (7 April 2003), p. 678;

Kovetz HaTakanot (Collection of Regulations) 6321, 5764 (10 June 2004), p. 657.

Notices of a transaction between a company and a controlling shareholder therein

2.

(a)

A company shall give notice of a transaction with a controlling shareholder and the terms thereof and of the convening of a general meeting for the purpose of approving it within fourteen days of the date of its approval by the board of directors, by the following three methods:

(1)

Filing an immediate report under regulation 3 (in these regulations – the transaction report or the report);

(2)

Publishing an announcement as stated in the Companies (Publishing a Notice of a General Meeting and a Class Meeting in a Public Company) Regulations, 5760-2000 (hereafter – the announcement), which includes what is stated in regulation 4, on the date of filing the transaction report or on the next business day thereafter;

(3)

Sending the transaction report by registered mail to a shareholder who is entitled to vote at the general meeting, at his request.

(b)

A company shall give notice of a transaction with a controlling shareholder, which is not approved by the audit committee and the board of directors within fourteen days of the date on which it requires the aforesaid approval, in the manner stipulated in sub-regulation (a)(1).

(c)

If the transaction constitutes an event or a matter that depart from the ordinary business of the corporation as defined in regulation 36 of the Periodic and Immediate Reports Regulations, an immediate report shall also be filed under the said regulations.

Transaction report

3.

(a)

The transaction report shall include every detail concerning the transaction that may be important to a reasonable investor or to a reasonable shareholder for the purpose of his voting at the general meeting, including:

(1)

The name of the company;

(2)

A description of the main points of the transaction, including the names of the parties thereto, the dates fixed therefor and the terms thereof; if the transaction is one of the types of transaction set out in the first schedule, the description shall also include the details included in the first schedule in so far as these are relevant;

(3)

The name of the controlling shareholder who has a personal interest in the transaction; details of the rights that give him control in the company, including his holdings in the voting rights and the issued and paid-up capital of the company and the voting agreements relating to the aforesaid voting rights to which he is a party; if the controlling shareholder is a corporation, details shall be given of the names and holdings of the major shareholders therein;

(4)

The nature of the personal interest;

(5)

If the subject of the transaction is an asset, the asset shall be described as stated in regulations 6 to 9; if the subject of the transaction is the purchase of an asset, details shall also be given of the company’s plans with regard to the asset being purchased;

(6)

The manner in which the consideration was determined;

(7)

Approvals required or terms that were determined for carrying out the transaction, if they were received or fulfilled, and if not, on what date they are expected to be received or fulfilled;

(8)

Details of transactions of the type of the transaction or transactions similar to it, between the company and the controlling shareholder or in which the controlling shareholder had a personal interest, which were signed within the two years preceding the date of approval of the transaction by the board of directors or which were still valid on the date of the approval of the board of directors as stated;

(9)

The reasons of the audit committee and the board of directors for approving the transaction, the value of the consideration and the manner in which it was determined, and the reasons of the directors opposing it, if there were any, and the names of the directors who participated in the meetings of the board of directors and the audit committee with regard to the approval of the transaction, stating who of these is an external director of the company;

(10)

The name of each director who has a personal interest in the transaction and the nature of this interest;

(11)

The place for convening the general meeting, the date thereof, the majority required thereat, the date for determining entitlement of the shareholders for voting at the general meeting as stated in section 182 of the Companies Law, and the quantity of the shares that constitutes the amount of the total voting rights if determined in regulations under section 89(3) of the Companies Law, or the value of the shares if determined in regulations as aforesaid;

(12)

If the company determined that a deferred meeting will take place on a later date than the one prescribed in section 78(b) of the Companies Law, that date shall be stated;

(13)

A statement shall be made of the fact that a directive given by the Authority or an employee whom it has authorized by virtue of regulation 10 may delay the convening of the general meeting;

(14)

Details about the company’s representative for dealing with the transaction report, including the address of his office and his telephone and facsimile numbers;

(15)

The place where, and the times when, it is possible to inspect the documents stated in regulation 5.

(b)

The text of a voting form according to the meaning thereof in section 87 of the Companies Law shall be attached to the transaction report.

(c)

The transaction report shall be signed by the company, stating the names of the signatories and their positions therein.

(d)

The cover of the transaction report shall include all the details that should be included in the announcement under regulation 4.

Details of the announcement

4.

The following details shall be included in the announcement:

(1)

The name of the company;

(2)

A brief description of the transaction and its main terms;

(3)

The name of the controlling shareholder who has a personal interest in the transaction and the nature of that interest;

(4)

The name of each director who has a personal interest in the transaction and the nature of that interest;

(5)

The place for convening the general meeting, the date thereof, the majority required thereat, the date for determining entitlement of the shareholders for voting at the general meeting as stated in section 182 of the Companies Law, and the quantity of the shares that constitutes the amount of the total voting rights if determined in regulations under section 89(3) of the Companies Law, or the value of the shares if determined in regulations as aforesaid;

(6)

If the company determined that a deferred meeting will take place on a later date than the one prescribed in section 78(b) of the Companies Law, that date shall be stated;

(7)

The place where, and the times when, it is possible to inspect the report.

Inspection and sending of documents

5.

(a)

The company shall make available for the inspection of a shareholder, at his request, at such a place as it shall determine and subject to what is stated in every law, a copy of every document relating to the transaction with a controlling shareholder, including the documents that were presented to the audit committee and the board of directors within the framework of the proceedings for considering the matter and adopting the decision thereupon.

(b)

The company shall send to a shareholder, at his request and subject to what is stated in every law, a copy of the aforesaid documents and a copy of the transaction report and it shall be entitled to require him to pay reasonable photocopying and postage costs.

Asset which is securities or activity of a corporation

6.

(a)

In this regulation –

‘Last financial statements’ – last interim financial statements or last annual financial statements, whichever is the later, which were published or which there was a duty to publish according to the Periodic and Interim Reports Regulations before the date of publishing the transaction report or the amendment to the transaction report, as applicable;

‘The share of the company in the corporation’ is –

(1)

In a transfer of securities of a corporation – the amount of the rights in the capital of the corporation which the transferred securities grant, including the amount of the rights that will be granted as a result of a conversion or realization of the transferred securities;

(2)

In a transfer of the activity of a corporation, in whole or in the main – one hundred percent;

‘Securities’ – as defined in the Law;

‘Profit’ – profit as stated in regulation 46(a)(3) of the Financial Statements Regulations, with the addition of the items listed in paragraphs (4) and (5), but without adding the items listed in paragraphs (6) to (8) of the same regulation.

(b)

If the transaction included the transfer of securities of a corporation or a transfer of the activity of a corporation, in whole or in the main (in this regulation – the asset), and the asset is significant to the business of the company or its activity, sub-regulations (e) and (f) shall apply; without derogating from the generality of the aforesaid, the asset shall be regarded as significant to the business of the company or its activity if one of the following is fulfilled:

(1)

The share of the company in the corporation, multiplied by the net worth of the corporation according to its last financial statements, with the addition of the total of all the loans to the corporation transferred within the framework of the transaction, constitutes five percent or more of the net worth of the company according to the financial statements for that date; in a corporation that is not a reporting corporation, the calculation shall be made according to the last annual financial statements unless interim financial statements have been prepared for a later date;

(2)

The share of the company in the corporation, multiplied by the profit of the corporation according to its last annual financial statements, constitutes five percent or more of the profit of the company according to its annual financial statements as of that date;

(3)

The share of the company in the corporation, multiplied by the profit of the corporation according to the last interim financial statements, constitutes five percent or more of the profit of the company according to its interim financial statements for that date, but in a corporation which is not a reporting corporation the aforesaid calculation shall be made only if the corporation prepared such statements;

(4)

The value of the consideration in the transaction constitutes five percent or more of the value of the company calculated according to the average of the prices of the shares on the stock exchange during the six months that preceded the date of the approval of the transaction by the board of directors or according to the price of the shares of the company on the stock exchange shortly before the approval of the board of directors as aforesaid, whichever is the lower.

(c)

Notwithstanding what is stated in sub-regulation (b), sub-regulations (e) and (f) shall not apply, if the share of the company in the corporation is negligible to the business of the company and its activities, and this fact shall be stated in the report.

(d)

The amounts stated in sub-regulation (b) shall be calculated according to their absolute value, according to the financial statements of the corporation when they have been audited or reviewed, as applicable, according to accepted auditing standards in Israel or according to international auditing standards.

(e)

The transaction report shall include a description of the corporation during the period beginning two years before the first of January of the year in which it is filed and ending shortly before the date of the transaction report or the amendment to the transaction report, as applicable, according to the details in the second schedule, in so far as every detail set out therein relates to the corporation and is material to the business of the corporation or its activity.

(f)

The transaction report shall include financial statements of the corporation in accordance with what is determined in regulation 56 of the Securities (Details, Structure and Form of Prospectus) Regulations, 5729-1969, but wherever it says the ‘date of the prospectus’, this should be read ‘the date of the transaction report’ or ‘the date of the amended transaction report’, as applicable, and the following shall apply:

(1)

Annual financial statements shall be prepared in accordance with the Financial Statements Regulations or in accordance with international accounting standards, and interim financial statements shall be prepared in accordance with the Periodic and Immediate Reports Regulations or in accordance with international accounting standards; notwithstanding what is stated in international accounting standards, the annual financial statements shall present alongside every figure in the profit and loss account, the changes in net worth account and the cash flow account the corresponding figure in each of the two previous reporting years; if the reports were prepared in accordance with international accounting standards, the Securities (Presentation of Transactions between a Corporation and a Controlling Shareholder therein in Financial Statements) Regulations, 5756-1996, shall not apply;

(2)

The financial statements shall be audited or reviewed, as applicable, in accordance with accepted auditing standards in Israel or in accordance with international auditing standards, in accordance with the rules according to which the statements were prepared.

(3)

A report of the auditing accountant or the review report, as applicable, shall be included in the transaction report, and it shall also state that what is stated in paragraphs (1) and (2) has been followed and that the persons who gave them agreed ab initio to their inclusion in the report;

(4)

If the language of the financial statements is not Hebrew, a translation of the statements into Hebrew and the certificate of the translator of the correctness of the translation and his consent to the inclusion of the translation and the certificate in the transaction report shall be included; for this purpose, ‘financial statements’ – including the audit report and the review report;

(5)

If the currency of the financial statements is not new sheqels, the exchange rate of the currency shall be stated for the date of the financial statements.

(g)

Should the corporation be a reporting corporation, the company shall be deemed to comply with the requirements of the provisions of sub-regulations (e) and (f) if it does both of the following:

(1)

It includes in the transaction report the periodic report of the corporation for the last year that ended before the date of publishing the transaction report, interim financial statements and immediate reports that were published after the date of the last periodic report; such an inclusion can be done by way of reference;

(2)

The transaction report includes a description of the corporation as stated in the first part of the second schedule.

Consideration for another asset

7.

(a)

If a transaction with a controlling shareholder included the transfer of the activity of a corporation which does not amount to its main activity but which is material to the business of the company or to its activity –

(1)

The report shall describe the activity as stated in the first part of the second schedule in so far as every matter set out therein relates to the corporation and is material to the business of the corporation or to its activity;

(2)

The description shall be given for the period beginning two years before the first of January of the year in which the transaction report is filed and ending shortly before the date of the transaction report or the amendment to the transaction report, as applicable;

(3)

The description shall relate only to figures from the financial statements that were prepared in accordance with accepted accounting standards in Israel or in accordance with international accounting standards, which are audited or reviewed, as applicable, and with regard to which an unqualified opinion was given;

(4)

An explanation of the accounting policy from the financial statements shall be included and the rules according to which they were prepared shall be stated; a statement shall be made of the name of the accountant who signed the report of the auditing accountant (hereafter – the auditor’s report) and that he agreed to the auditor’s report being mentioned in the transaction report.

(b)

If the transferred activity was a sector in the financial statements of the corporation, the transaction report shall include, in addition to what is stated in sub-regulation (a), also the figures of the sector report from the corporation’s statements.

(c)

If a transaction with a controlling shareholder included the transfer of an asset which does not comply with the terms of sub-regulation (a) or with regulation 6(b), the transaction report shall include a description of the asset, including the rights and undertakings accompanying it or involved in its transfer.

Asset purchased recently

8.

If a transaction with a controlling shareholder included the transfer of an asset that was acquired, or if a transaction was made with the rights therein, within twenty-four months preceding the date of filing the report (hereafter – a previous transaction), details shall be given of the consideration in the previous transaction, the terms thereof and the date on which the asset was acquired. If the consideration that was paid in the previous transaction was materially different from the value determined for the asset for the purpose of the current transaction, details shall be given of the changes from the date of the previous transaction until the date of the transaction report that are capable of explaining the change in value.

Professional opinion

9.

(a)

If the value of the consideration in a transaction with a controlling shareholder is determined in reliance on a professional opinion, the opinion shall be included in the transaction report if one of the following is fulfilled:

(1)

The attachment of financial statements is required under regulation 6 or what is stated in regulation 7(a) is fulfilled;

(2)

The transaction includes an exchange of assets.

(b)

The opinion shall include, inter alia, the following items:

(1)

A personal signature of the person giving the opinion, stating his name and the date of the signature;

(2)

The ab initio consent of the person giving the opinion to it being included in the transaction report;

(3)

If an undertaking was given to indemnify the person giving the opinion for his opinion, this fact shall be stated and the terms of the indemnification and the identity of the person giving the indemnification shall be stated;

(4)

As of what date the value determined in the opinion is correct (hereafter – the validity date);

(5)

The opinion shall include details of the facts, assumptions, calculations and forecasts on which the person giving the opinion relied, the model used in the opinion and the reasons for choosing it.

(c)

If the opinion does not include the details stated in sub-regulation (b)(5), the company shall complete them in the transaction report.

(d)

If the validity date precedes the date of approving the transaction by the board of directors of the company by more than 90 days, all of the following shall be stated in the transaction report:

(1)

That the board of directors relied on an opinion whose validity date preceded the date of approval of the transaction by the board of directors by more than 90 days;

(2)

The period that passed from the validity date until the approval of the transaction by the board of directors;

(3)

The changes that occurred after the validity date that may change the value of the asset as determined in the opinion and the reasons of the board of directors for relying on the opinion notwithstanding these changes.

(e)

If the validity date preceded the date of convening the general meeting by more than 90 days, details shall be given of the changes in the asset from the validity date until the date of filing the transaction report or the amendment to the transaction report, as applicable.

Issue of directive by the Authority or an employee whom it authorized

10.

(a)

Within twenty-one days of the date of filing the transaction report, the Authority may direct that the company shall give, within a period that it shall stipulate, an explanation, details, information and documents with regard to the contact that is the subject of the transaction report, and it may also direct that the company shall amend the report in the manner and by the date that it shall stipulate.

(b)

If a directive was given to amend the report as aforesaid, the Authority may direct that the date of the general meeting should be deferred to a date that shall occur no earlier than three business days and no later than twenty-one business days from the date of publication of the amendment to the transaction report.

(c)

The company shall file an amendment in accordance with a directive as aforesaid in the manner provided in regulation 2(a)(1), send it to all the shareholders to whom the transaction report was sent, and publish an announcement in which it gives the details of the date of the general meeting, the fact that an amendment was made to the report upon a directive of the Authority and the main points of the amendment, all of which unless the Authority directed otherwise.

(d)

If a directive is given with regard to the deferral of the date of convening the general meeting, the company shall give notice of the directive in an immediate report.

(e)

In this regulation and regulation 12, ‘the Authority’ – the Authority or an employee of the Authority whom it authorized for this purpose.

Amendment of transaction report at the request of the company

11.

(a)

If the company sought to change one of the details included in the transaction report after its publication –

(1)

It shall publish an amendment to this report in an immediate report;

(2)

It shall send it to all the shareholders to whom the transaction report was sent;

(3)

It shall publish an announcement in the two daily newspapers in which it published the announcement as stated in regulation 2(a)(2), on the date of filing the amendment to the report or on the next business day, in which it gives details of the date of the general meeting, the fact that an amendment has been made to the transaction report and the main points of the amendment, and the place where, and the dates when, it is possible to inspect the amendment.

(b)

If the amendment is filed less than three business days before the meeting, the company shall defer the general meeting by at least three business days.

(c)

An immediate report under this regulation shall be subject to the provisions of regulation 10, mutatis mutandis.

Depositing transaction report with the Authority before its publication

12.

(a)

A company may deposit with the Authority, within fourteen days of the date of approval of the transaction by the board of directors, a preliminary transaction report which shall include all the details prescribed in regulation 3(a), after it has been signed as stated in regulation 3(c) (hereafter – the preliminary report) and it shall be subject to the powers of the Authority as stated in regulation 10(a), mutatis mutandis.

(b)

On the date of depositing the preliminary report, the company shall file an immediate report in which it gives details of the main points of the decision of the board of directors with regard to the transaction (in this clause – the synopsis report); in the synopsis report the company shall state that it is about to file a transaction report prior to approval of a transaction with a controlling shareholder at the general meeting, and it shall also state the date of the general meeting.

(c)

If a directive was given to the company to amend the preliminary report as stated in sub-regulation (a), the company shall file it when it has been amended in accordance with the directive that was given, and it shall give notice of convening a general meeing to approve the transaction.

(d)

If twenty-one days have passed from the date of depositing the preliminary report, and the Authority has not contacted the company to make a directive as stated in sub-regulation (c), the company shall file the report as stated in regulation 2 and the provisions of regulation 10 shall apply.

(e)

If the preliminary report is revised or changed, the company shall give notice to the Authority of the changes that it made.

Immediate report about the results of the meeting

13.

No later than one trading day after a general meeting convened for the approval of a transaction with a controlling shareholder, the company shall file an immediate report about the results of the voting at the meeting, which shall include the following details: the total of all the shares that participated in the vote, the number of shares that voted for the proposal and against it, and the proportion of these out of the total of all the shares that were counted for the vote, while distinguishing between persons with a personal interest in the transaction and those who do not have a personal interest in the transaction.

Immediate report about exceptional transaction with controlling shareholder that does not require approval of general meeting

14.

(a)

If the audit committee and the board of directors approved an exceptional transaction of a company as stated in section 270(4) of the Companies Law, which does not require approval of the general meeting in accordance with regulation 1 of the Concessions Regulations, the company shall file an immediate report that gives details of:

(1)

The main points of the transaction;

(2)

A synopsis of the reasons of the board of directors and the audit committee for approving the transaction.

(b)

If a company controlled by the Government entered into a exceptional transaction as stated in section 270(4) of the Companies Law, which does not require approval of a general meeting in accordance with regulation 2 of the Concessions Regulations, the company shall file an immediate report that gives details of:

(1)

The main points of the transaction;

(2)

If the transaction was given an exemption as stated in sub-regulation 2(2)(a) of the Concessions Regulations – the main points of the opinion of the Companies Authority and the main points of the decision of the Ministerial Committee for Privatizations;

(3)

If the transaction was given an exemption as stated in sub-regulation 2(2)(b) of the Concessions Regulations – the provision whereunder the exemption was given.

Electronic reporting (amended 5763)

14A.

A report, notice and any other document that should be filed with the Authority or the stock exchange under these regulations shall be filed in accordance with the Securities (Electronic Signature and Reporting) Regulations, 5763-2003.

Preservation of laws

15.

Nothing in the provisions of these regulations shall derogate from the provisions of any law regarding the filing of reports.

Penalties

16.

Anyone who breaches one of the provisions of these regulations shall be liable to six months’ imprisonment or a fine as stated in section 61(a)(1) of the Penal Law, 5737-1977.

Repeal

17.

The Restrictions Regulations are repealed.

Commencement

18.

The commencement of these regulations is fourteen days after the date of their publication.

Transition provisions

19.

A report filed under the Restrictions Regulations before their repeal shall be subject to the Restrictions Regulations only.

First Schedule
(regulation 3(a)(2))

In this schedule, ‘controlling shareholder’ – including another in whose transaction the controlling shareholder has a personal interest.

1.

Grant of a loan to a controlling shareholder or by a controlling shareholder to the company or a change in the terms of a loan

(a)

Details shall be given of the date of giving the loan, its amount and its terms – linkage, interest and the date when it was paid, the date of repayment and the terms for early repayment, collateral and guarantees.

(b)

Details shall be given of the debit balances between the controlling shareholder and the company on the date of receiving the loan.

(c)

If a loan was given by the company, details shall be given of the most expensive terms of the financing sources of the company, including linkage, interest and payment terms according to the details in sub-clause (a), but excluding sources that were specifically designated for another use, such as a building project backing agreement.

(d)

If terms are stipulated whereby the loan will become a grant, details shall be given of those terms.

(e)

If the transaction was for providing a credit framework, details shall be given of the credit framework and the balances as of the date of the transaction report.

2.

Payment of salary to controlling shareholder

(a)

Details shall be given of the description of the office and its scope, the definition of the position and the matters dealt with within its framework, and also the qualifications that qualify the controlling shareholder for carrying out the position.

(b)

If the holder of the position has other offices or occupations, a description of these shall also be included as aforesaid.

(c)

Details shall be given of each of the salary components, including amounts incidental to salary and also the amounts of the undertakings on account of termination of the employee-employer relationship at the total cost to the company.

(d)

If the controlling shareholder is appointed to an office in the company, it shall be stated who held office in the position before him, and what his salary was and whether organizational changes relating to the office were made.

(e)

If a salary of a controlling shareholder is changed, details shall be given of the total cost before the change and after it, and the component of the remuneration that was changed shall be stated.

(f)

If the salary includes a grant, details shall be given of the basis for determining it, the amount proposed for approval and the conditions for receiving it.

(g)

The length of the contract and the terms under which it is possible to terminate it shall be stated.

(h)

Details shall be given of other payments to the controlling shareholder for a contribution to his expenses, salary or provision of services and their cost to the company.

3.

Contribution to expenses of controlling shareholder

(a)

The type of expenses for which contributions are paid shall be stated.

(b)

It shall be stated whether the controlling shareholder is asking for approval for reimbursement of expenses that he actually had or approval for reimbursement of expenses that he will have in the future.

(c)

Details shall be given as to whether the contribution was for a fixed sum, a proportion of the actual expenses of the controlling shareholder or otherwise, and whether there is a ceiling to the contribution.

(d)

If the contribution to the expenses of the controlling shareholder was for a variable amount, details shall be given of the method of calculating the amount of the contribution, and the mechanisms for revising the amount of the contribution.

(e)

Details shall be given of the conditions for the contribution towards expenses, if any were determined (for example, a invoice from a third party to whom the controlling shareholder made a payment, approval of the audit committee, etc.), the method and date of payment.

4.

Payment to a controlling shareholder for providing services, including for providing management services

(a)

The services that the controlling shareholder will give, and their scope, shall be defined and details shall be given thereof.

(b)

It shall be determined who, on behalf of the controlling shareholder, provides the services.

(c)

Details shall be given of the person who provided these services hitherto.

(d)

Details shall be given of the cost of the services to the company before the contract and after it.

(e)

The basis for determining the consideration shall be stated, according to the amount of time required, the matters that will be dealt with, the existence of specific knowledge or special qualifications, and the transaction report shall state whether the consideration is fair and reasonable.

(f)

The period of the contract and the conditions for terminating it.

(g)

Details shall be given of additional payments that the company pays to the controlling shareholder as salary, contribution towards expenses or the provision of other services and their total cost to the company.

Second Schedule
(regulation 6(e) and (g)(2), and 7(a)(1))

The following details shall be given with regard to the activity of the corporation as reflected in its consolidated financial statements:

Part 1 — Outline

(a)

Description of the corporation, its activity and its business environment

A description shall be given of the corporation, its activity and its business environment, and within this framework the following shall be included:

1.

The main sphere of business of the corporation and changes that occurred in these in the periods described;

2.

A description of sectors or main products, including the income and gross profit deriving from each sector or main product, as applicable;

3.

The branches in which the corporation operates, licensing characteristics, taxation and Government supervision of them;

4.

Details about the competition, the competitors, and the position of the corporation in the market with respect to its competitors, in each of the branches of the activities of the corporation, to the best of the company’s knowledge;

5.

A description of marketing in the corporation;

6.

A characterization of the customers of the corporation and a description of major transactions with customers; the names of customers to whom sales constitute ten percent or more of the total of all the sales in the described periods shall be stated, including the scope of the sales to them; dependency on customers;

7.

Dependency on suppliers, including on marketers or dependency on sources of raw materials;

8.

The following details, to the best of the company’s knowledge, with regard to each of the main projects in whose performance the corporation is participating; the total financial scope, the amount of the investment, the percentage of performance and prepayments received until the end of each of the described periods, the planned date of completion and the amount of profit credited in the financial statements or the amount of provision for the loss in each of the described periods, a estimate of the cost of completing the project;

9.

The following details, to the best of the company’s knowledge, with regard to each of the main projects in research and development in which the corporation is participating; a description of the product under development, the date of beginning the project, the anticipated date of finishing, stages that were fixed and the stage at which the project stands, the total of the whole investment in the project until the date of the transaction report, an estimate of the cost of completing the project;

10.

Unique characteristics of the manufacturing process; mention shall be made of the planned investments in the next year in production lines; the rate of exploiting the production ability out of the total production ability; the scope of actual production and the total of all the production capacity with regard to every main product;

11.

The organizational structure of the corporation, stating the number of employees and whether there exists any dependency on an employee;

12.

A description of the major legal claims and administrative proceedings to which the corporation is a party;

13.

Every exceptional transaction with the controlling shareholder in the corporation or in which the controlling shareholder has a personal interest, which binds the corporation as of the date of the transaction report;

14.

The names of those holding more than twenty-five percent of the issued share capital or the voting rights or the power to appoint directors in an associate of the corporation, where the corporation’s share in the profits or the assets or the liabilities of such a company is significant for the corporation, and the extent of their holdings; the aforesaid details shall be included to the best of the company’s knowledge, and they shall be updated as of the date of the transaction report;

15.

With regard to a corporation that is an oil exploration partnership – the following details, to the best of the company’s knowledge, with regard to each of the oil assets: operations carried out within the framework of the exploration plan, departures from the terms of the licence or preliminary permit and actions taken with regard to such departures, the exploration budget, the share of the partnership in the budget, expenses during the described periods, the amount of the expenses that was included in the profit and loss account in the described periods and the amount of the expenses included in the last balance sheet;

16.

The accumulated orders as of the date of the transaction report, presented according to the performance or supply dates, to the best of the company’s knowledge, in every period of three months beginning on the date of the report;

17.

Events that may indicate financial difficulties or exceptional events, such as: a reorganization of the corporation, increased efficiency measures adopted, the appointment or cancellation of the appointment of a supervisor, receiver or liquidator of the corporation’s assets, approval of a patent, employment disputes, and the effect of each of these on the state of the corporation’s business.

18.

The unique characteristics and risk factors in the activity of the corporation in any sphere in which it is active.

(b)

Effects of external factors

Explanations shall be given of the effects of external events and developments on the activity of the corporation, which occurred and are known to the corporation and affected or might affect the state of the corporation’s business, such as: relevant technological developments, the Government’s economic policy, the exposure of local production to competing imports and the removal of import restrictions, standards and enforcement in the field of environmental protection, the levying of protective taxes, changes in the exchange rate, the security position, legislation and regulations relating to the corporation and trade agreements. In cases where the extent to which the events and developments as aforesaid affect the state of the corporation’s business cannot be quantified, only a description of the relevant facts shall be included, and it shall be stated that it is not possible to quantify the aforesaid effect.

(c)

Capital of the corporation

A description shall be given of the corporation’s capital, including securities that can be converted into, or realized for, shares that have not yet been converted or realized as of the date of the transaction report, and the terms thereof.

(d)

The shareholders of the corporation

1.

Details shall be given, to the best of the company’s knowledge, of the shares and the convertible securities that every principal shareholder holds in the corporation on the date of the transaction report or on a date as close to it as possible, giving details of the name of each principal shareholder, the amount he holds of the shares and each of the convertible securities of the corporation on the aforesaid date with full dilution, and the nominal value of shares in the corporation that he has undertaken to purchase or that the corporation has undertaken to sell to him; details shall also be given of the holdings of the corporation in its own shares and convertible securities.

2.

Details shall be given, to the best of the company’s knowledge, of the shares and convertible securities that every principal shareholder holds in each subsidiary or associate of the corporation on the date of the transaction report or on a date as close to it as possible.

3.

With regard to clause 1, a fund manager shall be regarded as the holder of the issued share capital included in the fund’s assets; with regard to clauses 1 and 2 a subsidiary of the corporation shall be regarded as a principal shareholder in the corporation.

(e)

Issues of securities that are not for full consideration in cash

Details shall be given of issues of the corporation’s securities and undertakings to make issues, in the reporting year, for consideration which is not entirely in cash, stating the consideration that was paid or that is payable and the date thereof, and amounts of the consideration that was paid shall be adjusted to the date of the last balance sheet if it was paid by that date, and if it was paid afterwards, in nominal values, stating the date when it was paid.

(f)

Major agreements

1.

A statement shall be made of every major agreement signed by the corporation during the described periods, except for an agreement in the normal course of the corporation’s business.

2.

The names of the parties shall be included for each agreement as stated in sub-regulation (a), and the date on which it was signed and a brief description of its contents.

Part 2 — Explanations of the Annual Financial Statements

(a)

Financial position

Explanations shall be given of the developments that occurred in the items of the corporation’s balance sheet and in the following matters (there is no need to repeat information set out in the financial statements):

1.

A purchase or realization of fixed assets whose effect on the activity of the corporation in the future is likely to be significant – details shall be given of the purpose of the purchase or the realization, such as: replacing one production element with another production element in the production process; expanding the existing production capacity or the production of a new product; replacement of an existing fixed asset in order to maintain production capacity; in addition mention shall be made of the operations sector for which the purchase will be used or from which the asset was removed and the manner in which the purchase was financed.

2.

The exposure as reflected in the explanation of the linkage balance sheet that is included in the financial statements and protective measures that the corporation adopted.

(b)

Results of activities

Explanations shall be given of the developments that occurred in the items of the profit and loss account.

(c)

Liquidity

Explanations shall be given of the corporation’s state of liquidity and cash flow from current activity, from investment activity and from financing activity, and the following matters shall also be explained:

1.

The factors that caused a surplus or a deficit in cash flow that derived from the current activity, and the use made of the aforesaid surplus or the steps taken to reduce the aforesaid deficit.

2.

The effect of debt scheduling arrangements that the corporation gave or received on its state of liquidity.

(d)

Sources of financing

Explanations shall be given of the sources of the corporation’s capital, the cost thereof and changes that occurred thereto, with reference, inter alia, to the following:

1.

The issue of securities.

2.

The realization of options or conversion of securities that can be realized for shares.

3.

The average amount in the reporting year of long-term loans. The calculations may be made on the basis of monthly figures.

4.

The average amount of short-term credit. The calculations may be made on the basis of monthly figures.

5.

The average amount in the reporting year of credit from suppliers and the average amount in the reporting year of credit from customers, or, alternatively, the time frame of the aforesaid credit, all of which if there exists a significant difference between them. The calculations may be made on the basis of monthly figures.

(e)

Other details

1.

The effect of a joint transaction, of an investment in the company or of an investment in another corporation, or of the increase or decrease of the amount of participation in such a transaction or investment, on the figures of the financial statements, where this effect is very substantial.

2.

An explanation with regard to matters to which the corporation’s accountant drew attention in his opinion concerning the financial statements.

3.

Explanations shall be given of very substantial changes that occurred in the figures of the financial statements, in each of the quarters of the reporting year and especially in the fourth quarter.

4.

Reference shall be made to events that occurred after the date of the balance sheet that are mentioned in the financial statements.

(f)

Income of subsidiaries and associates and income from them

A statement shall be made of the profits or losses of each major subsidiary or major associate of the corporation, adjusted for the date of the corporation’s balance sheet, before and after provision for tax, in its last reporting year which ended on or before the date of the corporation’s balance sheet, and details shall be given of:

1.

The dividend and management fee that the corporation received until the date of its balance sheet from every company as aforesaid for that reporting year and also any such payment for a period thereafter, all of which adjusted for the date of the corporation’s balance sheet.

2.

The dividend and management fee that the corporation received after the date of its balance sheet or which it is entitled to receive from each company as stated for that reporting year and also any such payment for a period thereafter, all of which in nominal amounts, stating the dates of the payment.

3.

The interest that the corporation received or that it is entitled to receive from any company as aforesaid for that reporting year and also for a period thereafter, all of which in nominal amounts, stating the dates of the payment.

(g)

List of loans

1.

If giving loans is one of the main occupations of the corporation – a list of groups of balances of its loans shall be included, as of the date of the balance sheet, classified in appropriate groups according to the amounts of the loan balances, stating the number of borrowers included in each group.

2.

If a borrower received more than one loan, all the loans that he received shall be deemed for the purpose of this clause as one loan in an amount equal to the total of all the said loan balances.

3.

The provisions of this clause shall not apply to a company or cooperative society that engages in receiving monies from a current account in order to pay with these upon demand by means of a cheque.

Part 3 — Explanations for the Interim Period

Explanations shall be given with regard to events and changes that occurred in the state of the corporation’s business during the interim period and during the cumulative period from the end of the last reporting year until the date of the report, whose effect on the figures of the interim financial statements is very substantial, according to the following details:

1.

The extent of the description for the interim period shall be limited and there is no need to repeat what was already included in other parts of the report.

2.

The explanations shall be set out in comparison with the interim periods whose reports were included as comparative figures in the interim financial statements.

3.

Inter alia, reference shall be made to the following:

a.

The seasonal effect on the results of the corporation’s activities;

b.

Exceptional or unique events.

c.

Events that may indicate financial difficulties.

d.

An explanation of the matters to which the corporation’s accountant drew attention in the letter reviewing the interim financial statements.

21 Tevet 5761 (16 January 2001)

Avraham (Beige) Shohat
Finance Minister

APPENDIX G

SECURITIES (PURCHASE OFFER) REGULATIONS, 5760-20001

By virtue of my authority under section 56(d)(1) of the Securities Law, 5728-1968 (hereafter – the Law), upon the recommendation of the Authority, after consultation with the Minister of Justice and with the approval of the Finance Committee of the Knesset, I enact the following regulations:

Chapter 1: General Provisions

Definitions (amended: 5765)

1.

In these regulations –

‘Stock exchange in Israel’, ‘stock exchange outside Israel’ and ‘Registrar’ – as defined in the Companies Law;

‘Immediate report’ – within the meaning thereof in section 36 of the Law;

‘Acceptance notice’ – including notice of consent in a special purchase offer;

‘Purchase offer’ – any one of the following: a special purchase offer, a complete purchase offer, an ordinary purchase offer;

‘Exchange purchase offer’ – a purchase office where the consideration offered, in whole or in part, is in securities, certificates of indebtedness or bonds which require a prospectus in order to offer them;

‘Special purchase offer’ – within the meaning thereof in section 328 of the Companies Law;

‘Complete purchase offer’ – within the meaning thereof in section 336 of the Companies Law;

‘Ordinary purchase offer’ – as defined in regulation 3;

‘Member of a stock exchange’ – a member of a stock exchange in Israel;

‘Listed company’ – a company whose securities are listed for trading on a stock exchange in Israel;

‘Target company’ – a listed company where a purchase offer is directed at the holders of its securities;

‘The Companies Law’ – the Companies Law, 5759-1999;

‘A trading day’ – any day on which there is trading on a stock exchange in Israel;

‘A business day’ – a day on which most banking corporations are open;

‘Index’ – an index published by the Central Statistics Bureau or any other body that replaces it, and also an index published by a stock exchange in Israel;

‘Last acceptance date’ – the last date and time when it is possible to submit acceptance notices;

‘Price of security’ – the closing price of a security, as published by the stock exchange in Israel;

‘Bonus shares’ – within the meaning thereof in section 43 of the Law;

‘Offeror’ – the offeror in a purchase offer;

‘Senior officer’ – a director, general manager, deputy general manager, comptroller, internal auditor and any holder of an office as aforesaid even if the description of his office is different, and also an individual who is employed in an offeror in another position and who holds five per cent or more of the nominal value of the issued share capital or of the voting rights;

––––––

1

Kovetz HaTakanot (Collection of Regulations) 6019, 5760 (17 February 2000), p. 314;
Amended: Kovetz HaTakanot (Collection of Regulations) 6235, 5763 (7 April 2003), p. 677;
Kovetz HaTakanot (Collection of Regulations) 6352, 5765 (14 December 2004), p. 208.

‘Securities’ – shares and securities that can be converted into, or realized for, shares, including rights to these, and excluding securities issued by the Government or under a special law;

‘Offeree’ – the owner of a security which it is proposed to buy in a purchase offer;

‘Offence’ – an offence under the Law or under what is set out below, excluding an offence that carries a fine only, and including similar offences for which a person has been convicted in a court outside Israel:

(1)

An offence under the Companies Ordinance [New Version], 5743-1983;

(2)

An offence under sections 415, 416, 418 to 432 of the Penal Law, 5737-1977;

(3)

Another economic offence, including an offence under the tax laws, which on account of its nature, severity or circumstances requires that the conviction is mentioned in the specification;

(4)

Any other offence for which a penalty of actual imprisonment of five years or more was imposed.

‘Date of the specification’ – the date on which a specification is filed with the Authority as stated in regulation 20;

‘Acceptance period’ – the period between the date of the specification and the last acceptance date.

Application

2.

These regulations shall apply to a purchase offer in a listed company.

Ordinary purchase offer

3.

(a)

An ordinary purchase offer is an act of an offeror, or someone on his behalf, which does not constitute a special purchase offer or a complete purchase offer, which is intended to induce the public that owns securities of a listed company to sell a security to the offeror, excepting a purchase of securities during the course of trading on the stock exchange.

(b)

Notwithstanding what is stated in sub-article (a), a purchase offer of up to 5% of the listed quantity of a security that is the subject of the offer during at least six months shall not be deemed an ordinary purchase offer.

Irrevocable offer (amended: 5765)

4.

(a)

A purchase offer shall be irrevocable and shall be unconditional except in accordance with these regulations.

(b)

Notwithstanding what is stated in sub-regulation (a), the offeror may –

(1)

Make his undertaking to buy securities under the purchase offer conditional upon an approval, licence, permit or consent from a competent authority or another approval under the law, which is required for the purpose of buying the securities under the purchase offer, being received up to one business day before the last acceptance date; if the said approval is not received, the purchase offer shall not come into effect and the offeror shall immediately deliver a notice of this as stated in regulation 25(a)(1) and publish it as stated in regulation 25(a)(2);

(2)

To make his undertaking to purchase securities under a purchase offer conditional on a minimum amount of response to the offer;

(3)

To withdraw a purchase offer during the acceptance period, if circumstances occur that the offeror did not know and could not have known, or did not foresee and could not have foreseen, and the terms of the purchase offer in those circumstances have become substantially different from the terms that a reasonable offeror would have offered had he known those circumstances on the date of the specification, all of which subject to a notice of withdrawing the purchase offer being delivered to the stock exchange member who is the coordinator of the offer before the last acceptance date; if the offeror withdrew his offer as stated, he shall immediately deliver a notice of this as stated in regulation 25(a)(1) and publish it as stated in regulation 25(a)(2); the notice shall include details of the special circumstances on account of which the offeror withdrew the purchase offer.

Methods of purchase offer (amended: 5763, 5765)

5.

(a)

A purchase offer –

(1)

Shall be made to all the owners of the securities of the type that it is proposed to buy;

(2)

Shall be in accordance with a written specification.

(b)

A purchase offer and the acceptance thereof shall be on equal terms for all the offerees who hold a security of that type.

(c)

Acceptance of a purchase offer shall be made through a member of a stock exchange.

(d)

The offeror shall guarantee the payment of the consideration stipulated in a purchase offer with a surety that he shall submit to the member of the stock exchange through whom the purchase offer is being made, to the satisfaction of the member of the stock exchange.

(e)

The member of the stock exchange shall ensure the performance of the offeror’s undertaking.

(f)

No later than the first business day after the last date of acceptance the offeror shall submit to the Authority, the stock exchange and the target company a report as to the results of the purchase offer; in a complete purchase offer, the offeror shall also state whether the condition stated in section 337(a) of the Companies Law has been fulfilled, and the manner and date for making the purchase from those offerees who did not respond to the offer.

(g)

If a purchase offer is accepted, the transfer of securities for which acceptance notices were given shall be made on the date stipulated in the specification, which shall be shortly after the last acceptance date, and in a special purchase offer – shortly after the end of the late response period as defined in sub-regulation (i)(1), all of which in return for payment of the consideration to the offerees.

(h)

If a complete purchase offer is accepted and the condition stated in section 337(a) of the Companies Law is fulfilled –

(1)

The offeror shall transfer to all the offerees, including those who did not respond to the offer, the consideration as stipulated in the purchase offer;

(2)

Subject to the transfer of the consideration as stated in paragraph (1), the stock exchange member shall transfer into the ownership of the offeror all the securities that the offeror wished to buy in the offer.

(i)

If a special purchase offer is accepted –

(1)

The offeror shall notify the offerees, no later than 10:00 a.m. on the business day after the last acceptance date, of the results of the offer and within four days of the last acceptance date (hereafter – the late response period), offerees who did not express their position with regard to the offer or who opposed it may respond to the offer in the manner and on the conditions in which the response was made to the purchase offer; the notice shall be delivered as stipulated in regulation 25;

(2)

No later than one business day after the end of the late response period, the offeror shall file with the Authority, the stock exchange and the target company, a report about the results of the purchase offer after taking into account acceptance notices given in the late response period (hereafter – final report as to the results of the offer);

(3)

Purchase of the securities shall be made as stated in regulation 7(c), in accordance with the figures of the final report as to the results of the offer;

(4)

During the late response period and until they are transferred, the securities for which acceptance notices have been given and the consideration payable for them shall be held by the member of the stock exchange.

The last acceptance date (amended: 5755)

6.

(a)

The last acceptance date shall be fixed for a trading day, no earlier than fourteen days from the date of the specification, and in a special purchase offer – no earlier than twenty-one days therefrom, and no later than sixty days therefrom.

(b)

During the acceptance period, an offeror may defer the last acceptance date, in a notice that is delivered as stated in regulation 25(a), provided that the notice is delivered no later than one business day before the last acceptance date, and the deferred last acceptance date shall be fixed for a trading day, no later than sixty days from the date of the specification.

(c)

Notwithstanding what is stated in sub-regulation (b), if another offeror submitted during the acceptance period a purchase offer for securities of the target company, the offeror may defer the last acceptance date until the last acceptance date in the other purchase offer; deferral of the acceptance date shall be made in a notice that shall be delivered as stated in regulation 25(a).

(d)

Notwithstanding what is stated in sub-regulations (b) and (c), an offeror shall not be entitled to defer the last acceptance date, unless the member of the stock exchange confirms that his undertaking in accordance with regulation 5(e) is valid even on the new terms or the offeror receives an undertaking from another member of the stock exchange.

(e)

Notwithstanding what is stated in sub-regulation (a), in a special purchase offer of an offeror (hereafter – an additional offer) whose previous offer, which was published during the last three months, was not accepted, and in the additional offer there is no material change in the terms of the offer apart from the price of the offer, the last acceptance date shall not be earlier than ten days from the date of the specification, nor shall it be later than sixty days from that date.

(f)

Notwithstanding that is stated in this regulation, in a special purchase offer an offeror shall not be entitled to stipulate a last acceptance date which shall apply during the period beginning one business day before the last acceptance date stipulated by another offeror with regard to the same target company, and ending one business day after the aforesaid acceptance date.

Response to the purchase offer

7.

(a)

Response to a complete or ordinary purchase offer shall be made in an acceptance notice set out in accordance with a form that is attached to the specification; response to a special purchase offer shall be made in a notice with regard to consent or opposition to the purchase offer, set out in accordance with a form that is attached to the specification.

(b)

An offeree may withdraw a notice under subsection (a) up to the last acceptance date.

(c)

If the amount of securities for which acceptance notices were given exceeds the amount of securities that the offeror undertook to buy, the offeror shall buy from each offeree that gave an acceptance notice the total of all the securities for which that offeree gave such a notice, multiplied by the ratio between the amount of the securities that the offeror undertook to buy and the amount of all the securities for which acceptance notices were given.

Chapter 2: Contents of the Specification

Cover of the specification (amended: 5765)

8.

The following details shall be included on the cover of the specification:

(1)

The name of the target company;

(2)

The type of purchase offer;

(3)

The type of securities that it is proposed to buy;

(4)

The name of the offeror;

(5)

The amount of securities that it is proposed to buy, and the amount thereof in percentage terms of the voting rights and the issued and paid-up capital of the target company;

(6)

Notices that owners of securities in the target company have given to the offeror of their intention to respond or of their intention not to respond to the purchase offer – if such notices were given;

(7)

The consideration offered;

(8)

The holdings of the offeror in the securities of the target company;

(9)

The last acceptance date;

(10)

The places where acceptance notices can be submitted;

(11)

Conditions upon which the undertaking of the offeror to buy securities is conditional in an offer as stated in regulation 4(b)(1) and (2);

(12)

In a special purchase offer or a complete purchase offer, the offeror shall refer to the provisions of sections 331, 337 and 338 of the Companies Law, as applicable;

(13)

The date of the specification.

Details of the specification (amended: 5765)

9.

The specification shall include every detail that is known to the offeror, which may be important to a reasonable holder who is considering a response to an offer thereunder and the specification shall not contain a misleading detail; without derogating from the generality of the aforesaid, the specification shall include the following details:

(1)

In a complete purchase offer whose validity is conditional on the fact that after it the offeror will hold all the shares for which the purchase offer was made, as stated in section 337(a) of the Companies Law – the details stated in regulations 10, 11, 12, 13(a)(1) and (c), 14, 17 and 18;

(2)

In a complete purchase offer whose validity is not conditional as stated in paragraph (1) – the details stated in regulations 10, 11, 12, 13(a) and (c), 14, 15, 16(b) and (c), 17 and 18;

(3)

In a special purchase offer – the details stated in regulations 10 to 15, 16(a) and (c), 17 and 18;

(4)

In an ordinary purchase offer – the details stated in regulations 10, 11, 12, 13(a) and (c), 14, 15(a) and (b)(1), (3) and (4), 16(c) 17(1), (2), (4) and (5) and 18.

Details about the securities that it is proposed to buy (amended: 5765)

10.

(a)

The specification shall give details of the type and the quantity of the securities that the offeror has undertaken to buy and the amount in percentage terms of the quantity of voting rights and the issued and paid-up share capital of the target company.

(b)

An offer to buy shares shall give details of:

(1)

The highest share price and the lowest share price in each of the twelve months preceding the date of the specification, taking into account any distribution of a dividend or bonus shares, split, capital consolidation or a rights offer to the owners of the securities of the target company;

(2)

The average share price in the six months that preceded the date of the specification, taking into account any distribution of a dividend or bonus shares, split, capital consolidation or a rights offer to the owners of the securities of the target company. In addition, details shall be given of the ratio in percentage terms between the average share price as aforesaid and the consideration offered per share;

(3)

The share price immediately prior to the date of the specification and the ratio in percentage terms between this price and the consideration offered per share.

(4)

The net worth and the net worth per share of the target company in accordance with the last financial statements that were published.

(c)

An offer to buy options and purchase options (hereafter – options) shall give details of:

(1)

The main terms of the options and the adjusted realization price immediately prior to the date of the specification;

(2)

The price of the options and the share price immediately prior to the date of the specification and the ratio in percentage terms between the price of the options and the consideration offered for an option.

(d)

An offer to buy certificates of indebtedness that can be converted into shares of the company shall give details of:

(1)

The main terms of the certificates of indebtedness;

(2)

The highest price of the certificate of indebtedness and the lowest price of the certificate of indebtedness in each of the six months that preceded the date of the specification;

(3)

The average of the prices in the three months that preceded the date of the specification and the ratio in percentage terms between this average and the consideration offered for the certificate of indebtedness;

(4)

The adjusted value of the certificates of indebtedness immediately before the date of the specification;

(5)

The price of the certificates of indebtedness and the share price immediately before the date of the specification and the ratio in percentage terms between the price of the certificate of indebtedness as aforesaid and the consideration offered for the certificate of indebtedness.

Details about the consideration

11.

(a)

The specification shall give details of the consideration offered the and the date and manner of paying it.

(b)

If the consideration that was offered was in an asset which is not cash and is not a security or a certificate of indebtedness that require a prospectus for offering them, the asset, including the rights and liabilities attaching thereto or involved in transferring it, shall be described, and a description shall also be given, to the best of the offeror’s knowledge, of details of the transactions made with the asset in the three years prior to the date of the specification.

Conditions on which the offeror’s undertaking in the purchase offer is conditional

12.

The specification shall state any conditions on which the offeror’s undertaking to buy securities in the purchase offer as stated in regulation 4(b) is conditional.

Details about the offeror (amended: 5765)

13.

(a)

The specification shall state the following details about the offeror:

(1)

The name and address of the offeror: if the offeror is a corporation, it shall give details of the type of corporation, the law under which it was incorporated, the date of incorporation, and the address of its main office;

(2)

With regard to an offeror who is not a corporation – the areas of business in which the offeror has been active in the five years preceding the date of the specification;

(b)

If the offeror or the controlling shareholder therein have been convicted of an offence, and the prescription period for the offence under the Criminal Register and Rehabilitation Law, 5741-1981, has not yet passed, details of the conviction shall be included, together with its date and the sentence given.

(c)

The specification shall include, to the best of the offeror’s knowledge, the names of the principal shareholders in the offeror and their holdings on the date of the specification and on the assumption of full dilution and details of business or family relationships, which are not negligible, between the offeror or principal shareholders therein and the owners of securities in the target company.

(d)

With regard to each one of the directors, the substitute directors and the senior officers of the offeror, the following details shall be included:

(1)

His name;

(2)

His age;

(3)

The position that he holds in the offeror, in a subsidiary of the offeror or in a principal shareholder therein;

(4)

Whether he is a family member of another senior officer or a principal shareholder in the offeror;

(5)

His business experience in the last five years.

Details about acceptance

14.

The specification shall state the last acceptance date and also the manner in which, and the places where, it is possible to submit acceptance notices.

Details about agreements of the offeror

15.

(a)

In regulations 15 and 16, ‘offeror’ – including the controlling shareholder therein or a corporation controlled by any one of these.

(b)

The specification shall give details of every agreement, arrangement or understanding that the offeror has with another, relating to the securities in the target company, including the identity of the other party and its holdings in the shares of the target company; without derogating from the generality of the aforesaid, details shall be given of every agreement, arrangement or understanding that the offeror has with another, relating to the following matters:

(1)

A transfer of the shares being bought or rights therein, in whole or in part; for the purpose of this paragraph, it shall be prima facie evidence of the existence of an agreement, arrangement or understanding as stated, if the securities are transferred to another within 90 days of the last acceptance date;

(2)

A loan that the offeror received in order to finance the offer, including the identity of the lender, the period of the loan and its terms, the effective interest, sureties that the offeror gave to the lender in the assets of the target company or in its securities, financial criteria with which the offeror is liable to comply in accordance with the terms of the loan, and also the offeror’s plans for financing the repayment of the loan, and if there are none of these he shall affirm this;

(3)

Purchase or sale options that the offeror gave with regard to the securities of the target company;

(4)

An undertaking of the offeror to charge the shares being bought, in whole or in part.

(c)

The specification shall give details of the special sources of financing by means of which the offeror intends to finance the purchase of the shares of the target company; without derogating from the generality of the aforesaid, details shall be given of contacts for the sale of assets of the offeror, with details of those contacts, including consideration of the expected dates of realization and the expected consideration, and also an intention to carry out a raising of capital by the offeror, with details of the date planned and the expected amount of the capital to be raised.

Details about undertakings and intentions of the offeror (amended: 5765)

16.

(a)

If the offeror undertook –

(1)

To buy additional shares in the target company through an additional purchase offer, which shall be carried out within a year from the date of the specification, he shall state in the specification the type and amount of shares that he intends to buy in the additional purchase offer and the consideration that he intends to offer; the offeror may determine that the consideration in the additional purchase offer shall be linked to the index or to a currency exchange rate.

(2)

To carry out a merger of the target company within a year from the date of the specification, he shall give details of the terms of the merger including the exchange ratio.

(b)

If the offeror intends –

(1)

To buy additional securities in the target company by means of an additional purchase offer, which will be carried out within six months of the date of the specification, he shall give notice of his intention and shall also state the type and quantity of the securities that he intends to buy in the additional purchase offer and the consideration that he intends to offer; the offeror may determine that the consideration in the additional purchase offer shall be linked to the index or to a currency exchange rate, as applicable; for this purpose, it shall be prima facie evidence that the offeror had an intention to make an additional purchase offer, if such an offer was made within six months of the date of the specification, but it shall be permitted to make an additional purchase offer within six months of the date of the specification even if the offeror did not give notice of his intention, provided that both of the following are fulfilled:

(a)

The price of the additional purchase offer is equal to or higher than the price of the first purchase offer;

(b)

The offeror undertook to pay the offerees who responded to the first purchase offer the difference between the price of the additional offer and the price of the first offer.

(2)

To merge the target company within six months from the date of the specification, he shall give notice of his intention and give details of the terms of the merger including the exchange ratio; for this purpose, it shall be prima facie evidence that the offeror had an intention to carry out a merger, if a resolution with regard to such a merger is adopted within six months of the date of the specification.

(c)

If the offeror has plans with regard to the target company in any field that may be important to the reasonable holder, including intentions to delist the securities or the target company from trading, a transaction under section 275 of the Companies Law, business policy, composition of the proposed board of directors and management, structure of the capital and composition of the assets, plans for liquidation or realization of assets and a profit distribution policy, these plans shall be included in the specification.

Additional details

17.

The specification shall give details, in addition to the aforesaid, of –

(1)

Notices that the owners of the securities in the target company gave to the offeror, of their intention to respond or not to respond to the purchase offer – if such notices were given;

(2)

The undertakings of the member of the stock exchange under regulation 5(e);

(3)

In a special purchase offer or a complete purchase offer – the provisions of sections 331, 337 and 338 of the Companies Law, as applicable;

(4)

If the likely result of the purchase offer is the delisting of the securities that it is proposed to buy from trading – the provisions of the rules and the guidelines of the stock exchange in this respect, and the implications of the delisting of the company’s securities from trading, if there are any;

(5)

Details of the representative of the offeror for dealing with the specification, including the address of his office and his telephone and facsimile numbers.

Signature on the specification

18.

The offeror shall sign the specification and state the date of the signature; if the offeror is a corporation, the specification shall be signed by the authorized signatories of the corporation, and alongside each signature shall be stated the name of the signatory and his position in the corporation.

Chapter 3: Exchange Purchase Offer and Self-Purchase Offer
(amended: 5765)

Exchange purchase offer

19.

(a)

An exchange purchase offer shall be made in accordance with a specification that shall include a prospectus that the Authority has permitted the publication thereof for the purpose of an offer of the securities to the public within the framework of the purchase offer (hereafter – purchase offer prospectus).

(b)

A purchase offer prospectus shall be subject to the same law as every prospectus and it shall be subject, in addition to the provisions of these regulations, also to the provisions of the Law and the regulations thereunder, which relate to a prospectus, mutatis mutandis.

Self-purchase offer (amended: 5765)

19A.

If the offeror in a purchase offer is the target company or a corporation controlled by it, details shall be given in the specification also of the following:

(1)

The sources of financing for making the purchase offer and the terms thereof, including linkage, interest and terms of payment; if the financing is non-specific, details shall be given of the terms of the most expensive sources of the company’s financing;

(2)

The balances of the distributable surpluses that exist in the company, the extent of the distribution that is made within the framework of the purchase offer and the date of the approval thereof by the board of directors;

(3)

The reasons of the board of directors for making the purchase offer.

Chapter 4: Miscellaneous

Filing and publication (amended: 5763)

20.

(a)

The offeror shall file the specification with the Authority, the stock exchange and the target company.

(b)

No later than the first business day after the date of the specification, the offeror shall publish a notice about the filing of the specification, in two daily newspapers with a wide circulation published in Israel in Hebrew; the notice about the filing of the specification shall give details of the places where it is possible to obtain copies thereof and include the details stated in regulation 8.

Opinion of the board of directors in a special purchase offer (amended: 5765)

21.

(a)

An opinion of the board of directors in a special purchase offer or its notice that it is refraining from giving an opinion, including an opinion of the board of directors that is given after publication of an amendment to the specification, if it includes changes that may affect whether it is worthwhile responding to the offer, shall be given at least five business days before the last acceptance date; the opinion shall be published by the target company as an immediate report, immediately upon adoption of the resolution by the board of directors.

(b)

Copies of the opinion of the board of directors or its notice about refraining from giving an opinion shall be available at the main office of the target company, for the inspection of any holder of securities of the target company, who shall be entitled to copy it, and a notice of this shall be included in the immediate report.

(c)

In this regulation, ‘opinion of the board of directors’ – within the meaning thereof in section 329 of the Companies Law.

Amendment of specification on the initiative of the offeror (amended: 5763, 5765)

22.

(a)

Until one business day before the last acceptance date the offeror may amend the offer in a manner that improves its terms, provided that he amends the specification accordingly and files a copy of the amendment with the Authority, the stock exchange and the target company, and he publishes the amendment, as stated in regulation 25(a)(2) (hereafter – the amendment notice); if the offeror amends the offer as stated, during the three business days prior to the last acceptance date, the last acceptance date shall be deferred, notwithstanding what is stated in regulation 6(b), so that the new last acceptance date shall occur no earlier than three business days and no later than five business days from the date of the amendment or sixty days from the date of the specification, whichever is the later; the notice about the deferral of the last acceptance date shall be included in the amendment notice.

(b)

Notwithstanding what is stated in regulation 6(b) and in sub-regulation (a), in a special purchase offer, when the board of directors of the target company did not make a recommendation to the offerees in its opinion that it should be accepted, the last acceptance date shall be deferred, as a result of an improvement in the terms of the offer, so that the new last acceptance date shall occur no earlier than ten days and no later than twelve days from the date of the amendment or sixty days from the specification date, whichever is the later; the notice of the deferral of the acceptance date shall be included in the amendment notice.

(b1)

If the new last acceptance date as stated in sub-regulation (a) or (b) occurs shortly before the last acceptance date that was determined by another offeror as stated in regulation 6(f), the new last acceptance date shall be deferred to the first business day after the period determined in regulation 6(f).

(c)

Up to one business day before the last acceptance date, an offeror may make any amendment to a specification that does not affect the considerations of the offerees with regard to the profitability of the offer, and he shall give notice of this as stated in regulation 25; in a notice in a newspaper he shall state that an amendment was published to the specification and he shall state the places where, and the times when, it is possible to inspect the amendment.

(d)

Notwithstanding what is stated in sub-regulations (a) and (c), the offeror shall not be entitled to amend a specification, if the member of the stock exchange does not confirm that his undertaking is valid even on the amended terms or if the offeror has not received an undertaking from another member of the stock exchange.

(e)

An amendment to a specification shall be treated as a specification.

Amendment of specification on the initiative of the Authority

23.

(a)

An offeror shall deliver to the Authority, in writing, at its request, any explanation, details, information and documents with regard to details included in a specification and with regard to any other matter that the Authority thinks should be included in a specification under these regulations.

(b)

If the Authority sees that a specification does not have all the details that in its opinion are important for a reasonable offeree or that a specification does not comply with the provisions of these regulations, it may order, during the acceptance period, that the acceptance date shall be deferred, and it may also order, after the offeror has been given a suitable opportunity to make his arguments before it, to publish within one business day – unless it stipulated a different date – an amendment to the specification or an amended specification in the manner and way that it ordered; an amendment to a specification and an amended specification shall be treated like a specification.

(c)

The Authority may order the deferral of the last acceptance date, if it deems fit to do so in order to protect the interest of offerees; if the Authority so ordered, the provisions of sub-regulation (b) shall apply.

(d)

If the Authority ordered the deferral of the last acceptance date, the undertaking of the member of the stock exchange shall be deemed to apply to the amended specification, unless he gave notice to the contrary in an immediate notice to the offeror; if the offeror received such a notice, he shall give notice thereof, immediately, as stated in regulation 25(a).

(e)

In this regulation, the ‘Authority’ – including an employee whom it authorized for this purpose.

Actions forbidden to offeror during acceptance period

24.

During the acceptance period, an offeror, a corporation controlled to by him or the controlling shareholder therein may not sell, undertake to sell, buy or undertake to buy the securities that are the subject of the purchase offer, whether on the stock exchange or outside it, other than in accordance with the purchase offer, except for realization of convertible securities for shares prior to the date of publishing the specification.

Sending and publishing notices (amended: 5756)

25.

(a)

A notice under these regulations that an offeror is liable to deliver –

(1)

Shall be sent by the offeror to the Authority, the stock exchange and the target company;

(2)

Shall be published by the offeror, within one business day from the date of sending the notice as stated in paragraph (1), in two daily newspapers, with a wide circulation, published in Israel in Hebrew.

(b)

The target company shall send a notice that it received as stated in sub-regulation (a)(1), within two business days, to each offeree registered in the register of shareholders.

Electronic reporting (amended: 5763)

25A.

A specification, report, notice and any other document that should be filed with the Authority or the stock exchange under these regulations shall be filed in accordance with the Securities Electronic Signature and Reporting) Regulations, 5763-2003.

Obligation of purchase offer for convertible securities (amended: 5765)

26.

(a)

If a complete purchase offer (hereafter – the original offer) is accepted, the offeror is liable, within thirty days from the last acceptance date in the original purchase offer, to offer to buy in a purchase offer all the convertible securities for those shares, that are listed for trading on the stock exchange in Israel; such an offer shall be made at a price that is not less than the average price of the convertible securities in the two months that preceded the date of the specification of the original offer, taking into account every distribution of a dividend or bonus shares, split, consolidation or rights offer, or than the price immediately before the date of the specification in the original offer, whichever is the higher.

(b)

If in the three months prior to the date of the specification of the original offer an immediate report was published as to an intention of the offeror to make a purchase offer, the price of the offer shall not be less than the average price of the convertible securities in the two months prior to the date of the notice, taking into account every distribution of a dividend or bonus shares, split, consolidation or rights offer to the owners of the securities of the target company, or than the price immediately before the date of the report, whichever is the higher.

Jurisdiction with regard to parallel purchase offer

27.

With regard to a purchase offer that is subject, in addition to the provisions of these regulations, to the law of a foreign country with regard to purchase offers (hereafter – a parallel purchase offer), the offeror shall be exempt from complying with any of the provisions of these regulations, if the chairman of the Authority finds that complying with the provision may harm the performance of the parallel purchase offer, and that non-compliance will not harm a reasonable offeree; for this purposes, ‘law of a foreign country’ – including rules and guidelines in force on a stock exchange outside Israel, where the securities are listed for trading.

Penalties

28.

Whoever does not comply with any of the provisions of these regulations is liable to six months’ imprisonment or a fine as stated in section 61(a)(1) of the Penal Law, 5737-1977.

Repeal

29.

The Securities (Purchase Offer) Regulations, 5754-1994, are repealed, except with regard to a specification that was published under the said regulations before they were repealed.

30 Shevat 5760 (6 February 2000)

Avraham (Beige) Shohat
Finance Minister